UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December	31

Date of reporting period:	December	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

International Classic Value Fund

Annual Report
12.31.06

CEO corner

Your fund at a glance
page 1

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 2

Notes to financial
statements
page 2 0

Trustees and officers
page 3 2

For more information
page 3 6

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in equity securities of foreign companies of any size.

Since inception

► International stocks posted strong returns, outperforming the U.S. market.

► The Fund posted a double-digit gain but trailed both its peer group and benchmark index.

► The portfolio’s consumer stocks contributed favorably to performance, while financial and industrial holdings detracted.

John Hancock International Classic Value Fund

Fund performance from inception on February 28, 2006 through December 31, 2006.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

* From inception 12-28-06 to 12-31-06.

Top 10 holdings
Amcor Ltd.	4.4%	Clariant AG	3.7%

Alcatel-Lucent (ADR)	4.4%	Johnson Electric Holdings Ltd.	3.5%

Rentokil Initial Plc	4.1%	Magna International, Inc. (Class A)	3.5%

Royal Bank of Scotland Group Plc	3.9%	Brother Industries Ltd.	3.5%

Mitsubishi UFJ Financial Group, Inc.	3.7%	Ricoh Co., Ltd.	3.5%

As a percentage of net assets on December 31, 2006.

1

Managers’ report

John Hancock

International Classic Value Fund

For the period from February 28, 2006, through December 31, 2006, international stocks enjoyed robust returns, gaining nearly 20% overall and outpacing the U.S. market. Accelerating global economic growth, primarily outside of the U.S., provided a favorable backdrop for worldwide equity markets. In addition, stocks benefited from strong corporate earnings, declining energy and commodity prices and a pick-up in mergers and acquisitions.

On a regional basis, markets in Europe and Asia posted the best returns during the period. Emerging markets overcame a sharp sell-off at mid-year to perform broadly in line with developed markets. The Japanese market lagged, producing a single-digit gain as the country’s economic recovery lost momentum.

Value stocks continued to outperform growth issues globally, leading to further compression in already-narrow valuation spreads. While attractive investment opportunities still exist, finding solid businesses trading at undervalued prices has grown increasingly challenging.

Fund performance

From its inception on February 28, 2006, through December 31, 2006, John Hancock International Classic Value Fund’s Class A, Class B, Class C and Class I shares posted total returns of 11.25%, 10.79%, 10.59% and 11.48%, respectively, at net asset value. Class NAV shares returned 0.09% at net asset value from inception

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Brother Industries	▲	Higher printer cartridge sales boosted Japanese electronics maker
Rentokil Initial	▲	British pest control company successfully restructured operations
Clariant	▼	Rising raw materials prices hurt Swiss chemicals company

2

Portfolio Managers, Pzena Investment Management, LLC
A. Rama Krishna, CFA, John P. Goetz and Michael D. Peterson

on December 28, 2006 through December 31, 2006. By comparison, the average foreign large value fund returned 20.24% in the period, according to Morningstar, Inc.,1 and the MSCI EAFE Index returned 19.30% . Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

Despite double-digit gains during the period, the Fund underperformed the EAFE Index and Morningstar peer group. Although regional and sector allocation had a modestly negative impact, the Fund’s under-performance resulted primarily from what we believe are temporary issues that caused declines for several portfolio holdings.

“For the period from February 28,
006, through December 31, 2006,
international stocks enjoyed
robust returns…”

Fund strategy

We generally select our investments from a universe of the 1,500 largest stocks outside the U.S., with a focus on the most undervalued segment. We seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage and downside protection. The portfolio will remain invested in at least six countries outside the U.S., with a limitation of 10% in emerging markets.

Financials hurt results

Financial stocks, which comprised approximately a third of the portfolio, detracted the most from Fund performance compared with the benchmark index. The main culprits in this sector of the portfolio were Japanese

International Classic Value Fund

3

companies, led by consumer finance company Takefuji Corp. The company is one of the largest consumer-lending businesses in Japan, but the industry has been under fire for charging overly high interest rates. Recently, the Japanese government moved to cap lending rates and a court ordered Takefuji and others to reimburse borrowers for excessive interest charges. As a result, the stock plunged by 35% during the period. Takefuji now trades well below book value, so we continue to own the stock.

Our Japanese bank holdings — Mitsubishi UFJ Financial Group, Inc. and Sumitomo Mitsui Financial Group, Inc. — also declined during the period. A softer Japanese economy in the second half of 2006 kept interest rates near historically low levels, putting pressure on the banks’ net interest margins. These are two of the largest and most attractively valued banks in the world, with very strong balance sheets, huge deposit bases and expanding product lines. We have been adding to our holdings.

A bad year for a good industrial company

The weakest performer in the portfolio was Hong Kong-based manufacturer Johnson Electric Holdings Ltd., which makes very small, specialized electric motors. About half of their motors are used in the auto industry, from power windows and mirrors to braking and air conditioning systems, but their motors are also used in DVD players, digital cameras and other consumer electronics. The stock fell sharply during the period, for two reasons: (1) the company’s earnings came under pressure as higher costs for copper and steel squeezed profit margins, and (2) weakness in the auto industry weighed on revenues.

However, when we look past these short-term problems, we see a terrific, innovative company that is well positioned to dominate its industry. Johnson Electric seeks out opportunities to design and engineer new products and the company recently acquired a small Swiss firm that makes high-precision brushless motors, adding further sophistication to its product line. Johnson Electric remains a top holding in the portfolio.

SECTOR DISTRIBUTION[2]
Financials	34%
Consumer discretionary	16%
Industrials	14%
Information technology	11%
Materials	8%
Utilities	5%
Consumer staples	5%
Health care	1%

Consumer stocks fared best

Consumer-oriented stocks were the Fund’s best performance contributors during the period. The portfolio’s top performer was British catering company Compass Group Plc, which gained

International Classic Value Fund

4

more than 50%. Compass, which runs everything from stadium concessions to company cafeterias to university dining halls, fell out of favor in 2005 after the loss of a key supplier and a couple of food-service scandals. In 2006, however, the stock enjoyed a nice rebound as the company brought in new management, restructured its operations and reduced costs.

Another top contributor in the consumer sector was food retailer Ahold, a Netherlands-based company that owns several supermarket chains worldwide. Ahold benefited from initiatives that helped the company lower its debt levels and improve cost management.

The portfolio’s insurance stocks also performed well during the period, led by Bermuda-based reinsurer RenaissanceRe Holdings Ltd. and British property and casualty insurer Royal & Sun Alliance. We trimmed our insurance holdings during the period, which included selling our entire position in Royal & Sun when it reached fair value.

“Consumer-oriented stocks were
the Fund’s best performance
contributors during the period.”

Outlook

A core tenet of our investment approach is to find undervalued businesses with earnings that are below normal. Our latest international research indicates that every market sector is experiencing above-normal earnings, profit margins and return on equity. Over time, we expect these metrics to revert back to normal and, when they do, stocks that appear reasonably valued now will become expensive. Consequently, we believe that individual security selection will be increasingly important going forward.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

International Classic Value Fund

5

A look at performance

For the periods ending December 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)
	Inception	Since
Class	date	inception

A	2-28-06	5.65%

B	2-28-06	5.79

C	2-28-06	9.59

I [1]	2-28-06	11.48

NAV[1]	12-28-06	0.09

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and NAV shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and NAV share prospectuses.

International Classic Value Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the MSCI EAFE Net Total Return Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	2-28-06	$11,079	$10,579	$11,930

C	2-28-06	11,059	10,959	11,930

I [1]	2-28-06	11,148	11,148	11,930

NAV[1]	12-28-06	10,009	10,009	10,021

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of December 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

MSCI EAFE Net Total Return Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Returns are calculated and presented net of withholding tax.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 For certain types of investors as described in the Fund’s Class I and NAV share prospectuses.

International Classic Value Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,114.70	$7.72

Class B	1,000.00	1,112.40	11.51

Class C	1,000.00	1,110.30	11.61

Class I	1,000.00	1,115.90	6.22

Class NAV	1,000.00	1,000.90	0.10

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

International Classic Value Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,034.60	$7.43

Class B	1,000.00	1,031.00	11.07

Class C	1,000.00	1,030.90	11.17

Class I	1,000.00	1,036.04	5.99

Class NAV	1,000.00	1,000.44	0.10

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.52%, 2.22%, 2.22%, 1.17% and 0.94% for Class A, Class B, Class C, Class I and Class NAV, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

International Classic Value Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule contains one main category: common stocks. Common stocks are further broken down by country.

Issuer	Shares	Value

Common stocks 93.81%		$25,598,712
(Cost $23,459,093)
Australia 4.44%		1,212,320

Amcor Ltd. (Paper Packaging)	212,150	1,212,320
Bermuda 3.06%		834,000

RenaissanceRe Holdings Ltd. (Reinsurance)	13,900	834,000
Canada 3.54%		966,600

Magna International, Inc. (Class A) (Auto Parts & Equipment)	12,000	966,600
Cayman Islands 1.68%		457,327

XL Capital Ltd. (Class A) (Property & Casualty Insurance)	6,350	457,327
France 11.97%		3,267,544

Alcatel-Lucent SA (Communications Equipment)	83,200	1,195,858

Credit Agricole SA (Diversified Banks)	13,000	546,159

Thales SA (Aerospace & Defense)	15,750	784,643

Vivendi Universal SA (Movies & Entertainment)	18,975	740,884
Greece 2.29%		625,357

Public Power Corp. (Electric Utilities)	24,700	625,357
Hong Kong 3.54%		966,661

Johnson Electric Holdings Ltd. (Electrical Components & Equipment)	1,410,500	966,661
Ireland 2.08%		567,887

Kerry Group Plc (Class A) (Packaged Foods & Meats)	22,750	567,887
Italy 3.14%		856,826

Finmeccanica SpA (Aerospace & Defense)	31,650	856,826
Japan 22.85%		6,235,388

Aisin Seiki Co., Ltd. (Auto Parts & Equipment)	16,900	565,910

Brother Industries Ltd. (Office Electronics)	71,000	959,935

Mitsubishi UFJ Financial Group, Inc. (Diversified Banks)	83	1,023,960

Nippon Television Network Corp. (Broadcasting & Cable TV)	2,950	437,220

Ricoh Co., Ltd. (Office Electronics)	47,000	958,499

Sumitomo Mitsui Financial Group, Inc. (Diversified Banks)	59	604,087

Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)	5,300	363,401

Takefuji Corp. (Consumer Finance)	14,120	558,140

USS Co., Ltd. (Automotive Retail)	11,750	764,236

See notes to financial statements

International Classic Value Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Netherlands 8.51%		$2,320,757

Aegon NV (Life & Health Insurance)	38,005	723,665

ING Groep NV (Other Diversified Financial Services)	21,150	936,807

Koninklijke Ahold NV (Food Retail) (I)	62,125	660,285
Norway 1.99%		541,545

DnB NOR ASA (Diversified Banks)	38,100	541,545
South Korea 2.34%		638,735

Korea Electric Power Corp. (Electric Utilities)	14,010	638,735
Sweden 1.24%		339,179

Nordea Bank AB (Diversified Banks)	22,000	339,179
Switzerland 6.45%		1,760,025

Clariant AG (Specialty Chemicals)	67,850	1,014,387

Zurich Financial Services AG (Multi-Line Insurance)	2,775	745,638
United Kingdom 14.69%		4,008,561

Aviva Plc (Multi-Line Insurance)	53,425	859,489

BP Plc, American Depositary Receipt (Integrated Oil & Gas)	750	50,325

Compass Group Plc (Restaurants)	161,750	918,050

Rentokil Initial Plc (Environmental & Facilities Services)	346,075	1,122,659

Royal Bank of Scotland Group Plc (Diversified Banks)	27,125	1,058,038

Total investments (Cost $23,459,093) 93.81%		$25,598,712

Other assets and liabilities, net 6.19%		$1,688,754

Total net assets 100.00%		$27,287,466

(I) Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

International Classic Value Fund

11

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $23,459,093)	$25,598,712
Cash and cash equivalents	1,587,689
Foreign cash, at value (cost $4,381)	4,365
Receivable for shares sold	220,461
Dividends and interest receivable	14,346
Receivable from affiliates	17,470
Total assets	27,443,043

Liabilities

Payable for shares repurchased	75,589
Payable to affiliates
Management fees	23,438
Distribution and service fees	2,787
Other payables and accrued expenses	53,763
Total liabilities	155,577

Net assets

Capital paid-in	25,090,869
Accumulated net realized gain on investments and foreign currency transactions	56,891
Net unrealized appreciation of investments and translation of assets and
liabilities in foreign currencies	2,139,706
Net assets	$27,287,466

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($19,286,493 ÷ 1,749,184 shares)	$11.03
Class B ($1,284,969 ÷ 116,960 shares)	$10.99
Class C ($4,314,600 ÷ 393,222 shares)	$10.97
Class I ($2,241,395 ÷ 202,755 shares)	$11.05
Class NAV ($160,009 ÷ 14,478 shares)	$11.05

Maximum offering price per share

Class A1 ($11.03 ÷ 95%)	$11.61

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

International Classic Value Fund

12

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the period ended 12-31-06.1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $19,383)	$284,448
Interest	19,303
Total investment income	303,751

Expenses

Investment management fees (Note 2)	155,136
Distribution and service fees (Note 2)	60,439
Class A, B and C transfer agent fees (Note 2)	14,231
Class I transfer agent fees (Note 2)	577
Accounting and legal services fees (Note 2)	2,098
Compliance fees	60
Blue sky fees	100,000
Custodian fees	26,184
Professional fees	18,308
Printing fees	13,544
Trustees’ fees	219
Miscellaneous	16,532
Total expenses	407,328
Less expense reductions (Note 2)	(168,461)
Net expenses	238,867
Net investment income	64,884

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	259,335
Foreign currency transactions	(42,173)
Change in net unrealized appreciation (depreciation) of
Investments	2,139,619
Translation of assets and liabilities in foreign currencies	87
Net realized and unrealized gain	2,356,868
Increase in net assets from operations	$2,421,752

1 Beginning of operations from 2-28-06 through 12-31-06.

See notes to financial statements

International Classic Value Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
12-31-06[1]

Increase (decrease) in net assets
From operations
Net investment income	$64,884
Net realized gain	217,162
Change in net unrealized appreciation (depreciation)	2,139,706
Increase in net assets resulting from operations	2,421,752
Distributions to shareholders
From net investment income
Class A	(60,059)
Class B	(3,408)
Class C	(11,356)
Class I	(7,714)
From net realized gain
Class A	(100,835)
Class B	(6,903)
Class C	(23,001)
Class I	(11,879)
(225,155)
From Fund share transactions	25,090,869

Net assets

End of period	$27,287,466

1 Beginning of operations from 2-28-06 through 12-31-06.

See notes to financial statements

International Classic Value Fund

14

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since inception.

CLASS A SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.05
Net realized and unrealized
gain on investments	1.08
Total from investment operations	1.13
Less distributions
From net investment income	(0.04)
From net realized gain	(0.06)
(0.10)
Net asset value, end of period	$11.03
Total return[3,4] (%)	11.25[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$19
Ratio of net expenses to average
net assets (%)	1.52[6]
Ratio of gross expenses to average
net assets[7] (%)	2.67[6]
Ratio of net investment income
to average net assets (%)	0.60[6]
Portfolio turnover (%)	20[5]

See notes to financial statements

International Classic Value Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized
gain on investments	1.09
Total from investment operations	1.08
Less distributions
From net investment income	(0.03)
From net realized gain	(0.06)
(0.09)
Net asset value, end of period	$10.99
Total return[3,4] (%)	10.79[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets (%)	2.22[6]
Ratio of gross expenses to average
net assets[7] (%)	3.37[6]
Ratio of net investment loss
to average net assets (%)	(0.17)[6]
Portfolio turnover (%)	20[5]

See notes to financial statements

International Classic Value Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.02)
Net realized and unrealized
gain on investments	1.08
Total from investment operations	1.06
Less distributions
From net investment income	(0.03)
From net realized gain	(0.06)
(0.09)
Net asset value, end of period	$10.97
Total return[3,4] (%)	10.59[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$4
Ratio of net expenses to average
net assets (%)	2.22[6]
Ratio of gross expenses to average
net assets[7] (%)	3.37[6]
Ratio of net investment loss
to average net assets (%)	(0.28)[6]
Portfolio turnover (%)	20[5]

See notes to financial statements

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17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.06
Net realized and unrealized
gain on investments	1.09
Total from investment operations	1.15
Less distributions
From net investment income	(0.04)
From net realized gain	(0.06)
(0.10)
Net asset value, end of period	$11.05
Total return[3,4] (%)	11.48[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2
Ratio of net expenses to average
net assets (%)	1.17[6]
Ratio of gross expenses to average
net assets[7] (%)	2.32[6]
Ratio of net investment income
to average net assets (%)	0.70[6]
Portfolio turnover (%)	20[5]

See notes to financial statements

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F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS NAV

Period ended	12-31-06[9]

Per share operating performance

Net asset value, beginning of period	$11.04
Net investment loss[2]	(0.00)[10]
Net realized and unrealized
gain on investments	0.01
Total from investment operations	0.01
Net asset value, end of period	$11.05
Total return[3] (%)	0.09[5]

Ratios and supplemental data

Net assets, end of period
(in millions)	—[8]
Ratio of expenses to average
net assets (%)	0.94[6]
Ratio of net investment loss
to average net assets (%)	(0.94)[6]
Portfolio turnover (%)	20[5]

1 Beginning of operations from 2-28-06 through 12-31-06.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the periods shown.

8 Less than $500,000.

9 Beginning of operations from 12-28-06 through 12-31-06. Class NAV did not participate in distributions of net realized gain since it began operations after ex-date.

10 Less than ($0.01) per share.

See notes to financial statements

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Notes to financial statements

Note 1 Accounting policies

John Hancock International Classic Value Fund (the “Fund”) is a non-diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class NAV shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Fund commenced operations on February 28, 2006. Class NAV was launched on December 28, 2006.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the close of a foreign market, at fair value as determined in good faith in accordance with procedures approved  by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are

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included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended December 31, 2006.

Options

The Fund may enter into option contracts. Options will generally be valued at the last quoted sales price on the exchange on which they are primarily traded. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or “notional”) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

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21

Risks may also arise if counterparties do not perform under the contract’s terms (“credit risk”) or if the Fund is unable to offset a contract with a counterparty on a timely basis (“liquidity risk”). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

The Fund had no written option transactions during the period ended December 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2006. Securities lending expenses are paid by the Fund to the lending agent.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange. For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts.

The Fund had no open financial futures contracts on December 31, 2006.

Equity-linked warrants

The Fund may buy and sell equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn purchases the shares in the local market and issues a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock, therefore the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock, less transaction costs. Equity-linked warrants are subject to risks related to the counterparty’s ability to perform under the contract, and to the market risk of the underlying holding. The Fund may also suffer losses if it is unable to sell outstanding equity-linked warrants or reduce its exposure through offsetting transactions.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange

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22

rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had no open forward foreign currency exchange contracts on December 31, 2006.

Federal income taxes

The Fund intends to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the period ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $225,155. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the components of distributable earnings on a tax basis included $56,891 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted

International Classic Value Fund

23

in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, at an annual rate of 1.05% of the Fund’s average daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees and transfer agent fees, to 1.11% of the Fund’s average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.71% and Class B and Class C shares to 2.41% of the net asset value of each respective class, until April 30, 2007. Accordingly, the expense reductions related to these total expense limitations amounted to $168,461 and there were no class-specific total expense reductions during the period ended December 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreement described above for the period ended December 31, 2006 were as follows:

Distribution and service
Share class	fees

Class A	$32,193
Class B	6,626
Class C	21,620
Total	$60,439

Class A shares are assessed up-front sales charges. During the period ended December 31, 2006, JH Funds received net up-front sales charges of $141,101 with regard to sales of Class A shares. Of this amount, $23,080 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $117,341 was paid as sales commissions to unrelated broker-dealers and $680 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICO”), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for

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24

providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended December 31, 2006, CDSCs received by JH Funds amounted to $18,784 for Class B shares and $258 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to limit transfer agent fees on Class A, Class B and Class C shares to 0.30% of each class’s average net asset value, at least until April 30, 2007. Signature Services also agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C if the total transfer agent fee exceeded the median transfer agent fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the period ended December 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $2,098. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 474,051 Class A shares, 10,081 Class B shares, 10,081 Class C shares and 10,089 Class I shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

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Note 3

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the period, along with the corresponding dollar value.

	Period ended 12-31-06
	Shares	Amount

Class A shares [1]
Sold	1,841,086	$18,672,420
Distributions reinvested	13,328	145,812
Repurchased	(105,230)	(1,100,406)
Net increase	1,749,184	$17,717,826

Class B shares [1]
Sold	142,677	$1,472,282
Distributions reinvested	892	9,715
Repurchased	(26,609)	(273,766)
Net increase	116,960	$1,208,231

Class C shares [1]
Sold	421,668	$4,217,540
Distributions reinvested	2,978	32,433
Repurchased	(31,424)	(306,923)
Net increase	393,222	$3,943,050

Class I shares [1]
Sold	220,721	$2,247,000
Distributions reinvested	1,758	19,286
Repurchased	(19,724)	(204,524)
Net increase	202,755	$2,061,762

Class NAV shares [2]
Sold	14,478	$160,000
Net increase	14,478	$160,000

Net increase	2,476,599	$25,090,869

1 Beginning of operations from 2-28-06 through 12-31-06.

2 Beginning of operations from 12-28-06 through 12-31-06.

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2006, aggregated $26,654,439 and $3,454,680, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $23,459,093. Gross unrealized appreciation and depreciation of investments aggregated $2,721,982 and $582,363, respectively, resulting in net unrealized appreciation of $2,139,619.

Note 5

Reclassification of accounts

During the period ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $17,653, and a decrease in accumulated net investment loss of $17,653. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006.

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26

Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for certain foreign currency adjustments. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

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Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock International Classic Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock International Classic Value Fund (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2006 (commencement of operations) through December 31, 2006, indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

28

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 86.03% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

29

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock International Classic Value Fund

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), and (ii) the subadvisory agreement with Pzena Investment Management, LLC (the “Subadviser”) for the John Hancock International Classic Value Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on December 6, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also consider information that was provided in connection with the Trustees annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates. The Board also reviewed the investment performance of similar accounts managed by the Subadviser compared to the performance of an index.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support approval of the Advisory Agreements.

Investment advisory and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory rate to be payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the average fee paid by a group of similar funds selected by the Adviser. The Board noted that the Advisory Agreement Rate was slightly higher than average rate for these similar funds. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various

30

components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expenses information for the similar funds. The Board noted that the total operating expense ratio of the Fund was projected to be slightly higher than that of the peer group of funds. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Factors not considered relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Trustees noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Trustee considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement and the Subadvisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement and the Subadvisory Agreements.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2006	64
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2006	64
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2006	64
President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2006	64
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

32

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2006	64
(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2006	64
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2006	64
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2006	64
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2006	64
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

33

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2006	259
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2006
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2006
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

34

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2006
Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

35

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Pzena Investment	John Hancock Signature	Independent registered
Management, LLC	Services, Inc.	public accounting firm
120 West 45th Street,	1 John Hancock Way,	PricewaterhouseCoopers LLP
20th Floor	Suite 1000	125 High Street
New York, NY 10036	Boston, MA 02217-1000	Boston, MA 02110

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N  H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock International Classic Value Fund.

1900A 12/06
2/07

John Hancock MUTUAL FUNDS

John Hancock
Core Equity Fund

Annual Report
12.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 5

Notes to financial
statements
page 2 2

Trustees and officers
page 3 3

For more information
page 4 0

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks above-average total return (capital appreciation plus income) by normally investing at least 80% of its assets in a diversified portfolio of primarily large-capitalization stocks.

Over the last twelve months

► The stock market had a strong showing. The Fund trailed the S&P 500 Index but remained relatively close to its large-cap blend peer group average.

► The health care and energy sectors detracted most from performance versus the index, while information technology, consumer staples and industrials added the most value.

► After hiking the federal funds rate to 5.25% in June, the Federal Reserve Board kept short-term interest rates unchanged for the balance of the year, as the economy slowed.

Top 10 holdings

Exxon Mobil Corp.	4.9%	Hewlett-Packard Co.	2.6%

Citigroup, Inc.	3.7%	Altria Group, Inc.	2.5%

General Electric Co.	3.1%	Goldman Sachs Group, Inc. (The)	2.2%

Bank of America Corp.	2.8%	Boeing Co. (The)	2.2%

JPMorgan Chase & Co.	2.8%	Chevron Corp.	1.9%

As a percentage of net assets on December 31, 2006.

Managers’ report

John Hancock
Core Equity Fund

While the first half of 2006 proved to be challenging for U.S. stock investors, the second half of the year featured a relatively steady advance in share prices. In the process, the widely followed Dow Jones Industrial Average posted a series of new all-time highs, while the technology-heavy Nasdaq Composite Index came within striking distance of the 2,500 level. Meanwhile, the S&P 500 Index cleared 1,400, something it hadn’t done since November 2000.

What fueled the market’s advance? In large part, investors were relieved that the Federal Reserve Board decided in August to keep short-term interest rates unchanged, a stance it reaffirmed at the central bank’s meetings in September, October and December. This was a significant shift in monetary policy after 17 consecutive 0.25% increases from June 2004 through June 2006, 14 of which were engineered by retiring Fed chief Alan Greenspan. Ben Bernanke, who replaced Greenspan at the beginning of February, added three rate hikes of his own after taking the helm at the Fed. The other major driver of stock prices was the energy market, where the prices of crude oil and natural gas fell sharply in the final six months of the year.

Both of these developments helped to offset concerns about slowing U.S. economic growth. As measured by Gross Domestic Product (GDP), the government’s measure of all the products and services produced in the United States, growth tailed off from a robust 5.6% in the first quarter

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Hewlett-Packard	▲	Effective cost cutting, improving margins

Altria Group	▲	Favorable legal developments

UnitedHealth	▼	Option scandal, pricing concerns
Group

Portfolio Managers, Independence Investments LLC
John C. Forelli and Jay C. Leu

to 2.6% in the second quarter and 2.0% in the third quarter, with the most noticeable weakness apparent in the residential housing and auto industries. However, investors consoled themselves with the thought that the Fed would likely reverse course and begin cutting interest rates if the economy appeared headed for a recession, an eventuality that few expected to materialize. Rather, the watchword was “soft landing,” a situation describing a mild, nonrecessionary slowdown.

“While the first half of 2006
proved to be challenging for U.S.
stock investors, the second half
of the year featured a relatively
steady advance in share prices.”

Looking at performance

For the 12 months ended December 31, 2006, John Hancock Core Equity Fund’s Class A, Class B, Class C and Class I shares returned 13.29%, 12.54%, 12.51% and 13.93%, respectively, at net asset value. By comparison, the Fund’s old benchmark, the S&P 500 Index, returned 15.79% . Going forward, the Fund will be compared with the Russell 1000 Index — which gained 15.46% — rather than the S&P 500 Index to allow a broader investment universe. Additionally, the average large-cap blend fund monitored by Morningstar, Inc. gained 14.15% .1 Keep in mind that your returns will differ from those listed above if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

While the Fund enjoyed solid absolute performance, its results versus the S&P 500 Index were hindered by rapidly shifting market leadership. For example, early in the year it was helpful to overweight the energy sector even though many of those stocks had extremely rich valuations. In the second half of the year, though, energy trailed all sectors except for industrials. Our strategy of investing in undervalued stocks of companies with improving

Core Equity Fund

fundamentals causes us to select investments based on a horizon of 12 to 24 months, so the market’s shorter-term twists and turns are often at odds with how we’ve positioned the Fund.

Health care and energy detract

The biggest negative influences on the Fund’s returns were health care and energy, where unfavorable stock selection led the Fund’s holdings to underperform the benchmark’s components. In health care, the HMO group undermined the Fund’s performance, as evidenced by our poor showings in UnitedHealth Group, Aetna, Inc. and Humana, Inc. A feared slowdown in pricing increases was one factor hampering the group, along with concerns about possible adverse effects on Medicare reimbursements resulting from a stronger Democratic presence in Congress. Further, UnitedHealth Group was a victim of the options backdating scandal, which forced the departure of the company’s CEO. We held on to Aetna and Humana, judging that many of the market’s concerns about HMOs were overblown. However, we sold UnitedHealth Group after deciding that it had become too difficult to quantify the risk of holding the stock.

In the energy sector, our results suffered from positions in EOG Resources and Valero Energy Corp. EOG is a producer of natural gas, and the stock responded poorly to the almost 50% drop in natural gas prices in the second half of 2006. Given that serious deterioration in the fundamental backdrop, we sold the stock. Valero, a refiner of crude oil, saw its profit margins seesaw wildly during the year in response to fluctuating oil prices.

SECTOR DISTRIBUTION[2]

Financials	23%

Information technology	14%

Consumer discretionary	13%

Health care	13%

Industrials	10%

Energy	10%

Consumer staples	6%

Telecommunication
services	4%

Utilities	3%

Materials	3%

Technology and consumer staples boost performance

Stock picking in the information technology (IT) and consumer staples sectors had a positive impact on the Fund’s results versus the S&P 500 Index. In technology, computer and printer maker Hewlett-Packard (HP) was a key contributor, as the company continued to reduce operating costs and improve profit margins and earnings growth under CEO Mark Hurd. As we expected, the furor over the questionable tactics used by some HP board members to limit information leaks proved to be little more than a temporary distraction. Our performance was also aided by Lexmark, another printer manufacturer. Like HP, Lexmark was successful at cutting costs and, in addition, benefited from

Core Equity Fund

a streamlined product lineup. In the IT consulting group, Accenture Ltd. achieved better than expected sales growth and good operating leverage due to its expanding outsourcing business.

“Stock picking in the information
technology (IT) and consumer
staples sectors had a positive
impact on the Fund’s results
versus the S&P 500 Index.”

The Fund’s performance in consumer staples was boosted by positions in tobacco companies Altria Group, Inc. and Reynolds American. Favorable developments in smoking-related litigation brightened the stocks’ prospects and improved the chances that Altria could successfully spin off its Kraft food business. Additionally, Reynolds made a smokeless tobacco acquisition that boosted its earnings growth prospects. We sold Reynolds on a rally connected with this acquisition, as we became uncomfortable with the stock’s rich valuation.

Outlook

While the market could pause to digest some of its recent gains, we think the conditions are right for a further advance in share prices during 2007. Although gains could be limited by concerns about accelerating inflation or recession fears, we think that — short of some unforeseen shock to the system — neither one of these concerns will prove to be justified. Further, we believe that as the path of the economy becomes clearer, the market will be more likely to reward our style of purchasing stocks with improving fundamentals at reasonable prices.

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The team’s statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

Core Equity Fund

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	6-10-91	7.64%	3.75%	6.34%	—	7.64%	20.21%	84.86%	—

B	9-7-95	7.54	3.74	6.29	—	7.54	20.17	84.12	—

C	5-1-98	11.51	4.08	—	2.22%	11.51	22.14	—	20.99%

I [1]	3-1-02	13.93	—	—	5.96	13.93	—	—	32.31

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Core Equity Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B1	12-31-96	$18,412	$18,412	$22,914	$22,447

C1,2	5-1-98	12,099	12,099	15,059	14,503

I [2,3]	3-1-02	13,231	13,231	14,376	13,663

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of December 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Index — Index 1 — is an unmanaged index that includes 1,000 widely traded common stocks.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 Index 1 as of closest month end to inception date.

3 For certain types of investors as described in the Fund’s Class I share prospectus.

Core Equity Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,117.10	$7.76

Class B	1,000.00	1,113.40	11.47

Class C	1,000.00	1,113.10	11.47

Class I	1,000.00	1,120.50	4.92

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Core Equity Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,017.88	$7.39

Class B	1,000.00	1,014.35	10.93

Class C	1,000.00	1,014.35	10.93

Class I	1,000.00	1,020.57	4.68

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.45%, 2.15%, 2.15% and 0.92% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.38%		$310,808,928

(Cost $247,442,315)

Aerospace & Defense 4.00%		12,520,120

Boeing Co. (The)	79,000	7,018,360

Raytheon Co.	104,200	5,501,760

Air Freight & Logistics 1.53%		4,791,222

United Parcel Service, Inc. (Class B)	63,900	4,791,222

Airlines 0.19%		592,884

Southwest Airlines Co.	38,700	592,884

Apparel Retail 0.67%		2,101,900

American Eagle Outfitters, Inc.	19,050	594,550

Gap, Inc. (The)	77,300	1,507,350

Application Software 1.39%		4,344,299

BEA Systems, Inc. (I)	247,400	3,112,292

Compuware Corp. (I)	147,900	1,232,007

Broadcasting & Cable TV 2.77%		8,655,159

CBS Corp. (Class B)	75,600	2,357,208

Comcast Corp. (Class A) (I)	16,800	711,144

DIRECTV Group, Inc. (The) (I)	195,800	4,883,252

EchoStar Communications Corp. (Class A) (I)	18,500	703,555

Commodity Chemicals 0.51%		1,590,454

Lyondell Chemical Co.	62,200	1,590,454

Communications Equipment 0.40%		1,243,880

Motorola, Inc.	60,500	1,243,880

Computer Hardware 2.60%		8,139,144

Hewlett-Packard Co.	197,600	8,139,144

Computer Storage & Peripherals 2.95%		9,224,120

Lexmark International, Inc. (Class A) (I)(L)	78,100	5,716,920

QLogic Corp. (I)	160,000	3,507,200

Construction & Farm Machinery & Heavy Trucks 0.95%		2,978,136

Cummins, Inc. (L)	25,200	2,978,136

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Consumer Electronics 1.22%		$3,812,710

Garmin Ltd. (Cayman Islands) (L)	68,500	3,812,710

Data Processing & Outsourced Services 0.28%		880,656

Fiserv, Inc. (I)	16,800	880,656

Department Stores 4.59%		14,367,124

Federated Department Stores, Inc.	33,600	1,281,168

Kohl’s Corp. (I)	71,500	4,892,745

Penney (J.C.) Co., Inc.	74,000	5,724,640

Sears Holdings Corp. (I)	14,700	2,468,571

Distillers & Vintners 0.84%		2,635,016

Constellation Brands, Inc. (Class A) (I)	90,800	2,635,016

Diversified Banks 1.87%		5,843,458

Comerica, Inc.	10,100	592,668

Wachovia Corp.	92,200	5,250,790

Diversified Chemicals 1.16%		3,634,540

Dow Chemical Co. (The)	91,000	3,634,540

Electric Utilities 0.22%		693,241

Allegheny Energy, Inc. (I)	15,100	693,241

Electronic Equipment Manufacturers 1.05%		3,300,295

Agilent Technologies, Inc. (I)	94,700	3,300,295

Electronic Manufacturing Services 0.36%		1,116,539

Molex, Inc.	35,300	1,116,539

Health Care Distributors 2.13%		6,655,074

AmerisourceBergen Corp.	48,900	2,198,544

McKesson Corp.	87,900	4,456,530

Health Care Facilities 0.70%		2,204,090

Manor Care, Inc.	30,200	1,416,984

Universal Health Services, Inc. (Class B)	14,200	787,106

Health Care Services 1.02%		3,189,017

Caremark Rx, Inc.	15,100	862,361

Lincare Holdings, Inc. (I)	58,400	2,326,656

Hotels, Resorts & Cruise Lines 0.47%		1,460,714

Royal Caribbean Cruises Ltd.	35,300	1,460,714

Household Appliances 0.23%		719,364

Snap-on, Inc.	15,100	719,364

Household Products 1.26%		3,938,119

Kimberly-Clark Corp.	27,500	1,868,625

Procter & Gamble Co. (The)	32,200	2,069,494

Housewares & Specialties 1.02%		3,183,455

Jarden Corp. (I)(L)	37,000	1,287,230

Newell Rubbermaid, Inc.	65,500	1,896,225

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Independent Power Producers & Energy Traders 2.86%		$8,931,799

Constellation Energy Group	46,800	3,223,116

Dynegy, Inc. (Class A) (I)	151,300	1,095,412

TXU Corp.	85,100	4,613,271

Industrial Conglomerates 3.15%		9,838,324

General Electric Co.	264,400	9,838,324

Industrial Machinery 0.47%		1,475,201

Ingersoll-Rand Co., Ltd. (Class A) (Bermuda)	37,700	1,475,201

Integrated Oil & Gas 8.25%		25,805,254

Chevron Corp.	82,600	6,073,578

Exxon Mobil Corp.	201,800	15,463,934

Occidental Petroleum Corp.	87,400	4,267,742

Integrated Telecommunication Services 4.33%		13,547,295

AT&T, Inc.	162,900	5,823,675

BellSouth Corp.	90,800	4,277,588

Qwest Communications International, Inc. (I)	224,400	1,878,228

Verizon Communications, Inc.	42,100	1,567,804

Investment Banking & Brokerage 3.51%		10,970,124

Goldman Sachs Group, Inc. (The)	35,300	7,037,055

Morgan Stanley	48,300	3,933,069

IT Consulting & Other Services 1.40%		4,394,670

Accenture Ltd. (Class A) (Bermuda)	119,000	4,394,670

Life & Health Insurance 0.57%		1,794,474

Prudential Financial, Inc.	20,900	1,794,474

Managed Health Care 3.42%		10,693,969

Aetna, Inc.	29,000	1,252,220

Humana, Inc. (I)	75,100	4,153,781

WellPoint, Inc. (I)	67,200	5,287,968

Movies & Entertainment 2.29%		7,157,049

News Corp. (Class A)	192,800	4,141,344

Viacom, Inc. (Class B) (I)	73,500	3,015,705

Multi-Line Insurance 2.73%		8,551,359

American International Group, Inc.	44,200	3,167,372

Hartford Financial Services Group, Inc. (The)	57,700	5,383,987

Office REIT’s 0.60%		1,864,179

Equity Office Properties Trust	38,700	1,864,179
Oil & Gas Drilling 1.02%		3,178,059

Pride International, Inc. (I)	105,900	3,178,059

Oil & Gas Refining & Marketing 0.58%		1,805,948

Valero Energy Corp.	35,300	1,805,948

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Other Diversified Financial Services 9.39%		$29,368,249

Bank of America Corp.	167,100	8,921,469

Citigroup, Inc.	208,400	11,607,880

JPMorgan Chase & Co.	183,000	8,838,900

Personal Products 1.36%		4,253,444

Estee Lauder Cos., Inc. (The) (Class A)	104,200	4,253,444

Pharmaceuticals 5.30%		16,565,312

Forest Laboratories, Inc. (I)	85,500	4,326,300

Johnson & Johnson	13,400	884,668

Mylan Laboratories, Inc.	221,000	4,411,160

Pfizer, Inc.	39,800	1,030,820

Schering-Plough Corp.	250,100	5,912,364

Property & Casualty Insurance 1.32%		4,126,905

Axis Capital Holdings Ltd. (Bermuda)	26,900	897,653

MBIA, Inc.	44,200	3,229,252

Publishing 0.02%		65,036

Idearc, Inc. (I)	2,270	65,036

Regional Banks 0.50%		1,562,325

SunTrust Banks, Inc.	18,500	1,562,325

Reinsurance 0.24%		738,916

Endurance Specialty Holdings Ltd. (Bermuda)	20,200	738,916

Residential REIT’s 0.49%		1,537,725

Equity Residential	30,300	1,537,725

Semiconductors 1.86%		5,814,464

LSI Logic Corp. (I)(L)	183,200	1,648,800

Micron Technology, Inc. (I)(L)	298,400	4,165,664

Steel 1.12%		3,518,034

United States Steel Corp.	48,100	3,518,034

Systems Software 1.98%		6,179,142

BMC Software, Inc. (I)	121,700	3,918,740

Microsoft Corp.	75,700	2,260,402

Thrifts & Mortgage Finance 1.71%		5,344,338

Freddie Mac	69,400	4,712,260

PMI Group, Inc. (The)	13,400	632,078

Tobacco 2.53%		7,912,604

Altria Group, Inc.	92,200	7,912,604

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 5.75%			$17,988,832

(Cost $17,988,832)

Joint Repurchase Agreement 0.39%			1,211,000

Investment in a joint repurchase agreement transaction with
Cantor Fitzgerald LP — Dated 12-29-06 due 1-3-07 (secured
by U.S. Treasury Inflation Indexed Notes 1.625% due
1-15-15, 2.500% due 7-15-16 and 3.875% due 1-15-09).
Maturity value: $1,211,828	4.920%	$1,211	1,211,000

		Shares
Cash Equivalents 5.36%			$16,777,832

AIM Cash Investment Trust (T)		16,777,832	16,777,832

Total investments (Cost $265,431,147) 105.13%			$328,797,760

Other assets and liabilities, net (5.13%)			($16,051,091)

Total net assets 100.00%			$312,746,669

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2006.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $265,431,147)
including $16,262,269 of securities loaned	$328,797,760
Cash and cash equivalents	18,607
Receivable for investments sold	4,527,412
Receivable for shares sold	113,932
Dividends and interest receivable	466,823
Other assets	29,774

Total assets	333,954,308

Liabilities

Payable for shares repurchased	3,930,175
Payable upon return of securities loaned	16,777,832
Payable to affiliates
Management fees	201,949
Distribution and service fees	43,306
Other	115,283
Other payables and accrued expenses	139,094

Total liabilities	21,207,639

Net assets

Capital paid-in	300,173,208
Accumulated net realized loss on investments	(50,776,586)
Net unrealized appreciation of investments	63,366,613
Accumulated net investment loss	(16,566)

Net assets	$312,746,669

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($198,252,720 ÷ 5,887,459 shares)	$33.67
Class B ($100,686,379 ÷ 3,206,046 shares)	$31.41
Class C ($13,798,748 ÷ 439,525 shares)	$31.39
Class I ($8,822 ÷ 255 shares)	$34.60[1]

Maximum offering price per share

Class A2 ($33.67 ÷ 95%)	$35.44

1 Net assets and shares outstanding have been rounded for presentation purpose. The net asset value is as reported on December 31, 2006.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $13,049)	$5,611,076
Interest	49,408
Securities lending	13,940
Total investment income	5,674,424

Expenses

Investment management fees (Note 2)	2,448,219
Distribution and service fees (Note 2)	1,899,025
Class A, B and C transfer agent fees (Note 2)	1,110,103
Class I transfer agent fees (Note 2)	28
Accounting and legal services fees (Note 2)	54,402
Compliance fees	9,382
Printing fees	81,839
Blue sky fees	75,798
Custodian fees	60,898
Professional fees	23,926
Trustees’ fees	17,926
Securities lending fees	530
Interest	265
Miscellaneous	21,029

Total expenses	5,803,370
Less expense reductions (Note 2)	(88,007)

Net expenses	5,715,363

Net investment loss	(40,939)

Realized and unrealized gain (loss)

Net realized gain on investments	58,139,604
Change in net unrealized appreciation (depreciation) of investments	(19,096,336)

Net realized and unrealized gain	39,043,268

Increase in net assets from operations	$39,002,329

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05	12-31-06

Increase (decrease) in net assets

From operations
Net investment loss	($1,161,119)	($40,939)
Net realized gain	38,014,150	58,139,604
Change in net unrealized appreciation (depreciation)	(11,733,743)	(19,096,336)

Increase in net assets resulting from operations	25,119,288	39,002,329

From Fund share transactions	(84,210,100)	(77,606,704)

Net assets

Beginning of period	410,441,856	351,351,044

End of period[1]	$351,351,044	$312,746,669

1 Includes accumulated net investment loss of $16,566 and $16,566, respectively.

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	12-31-02	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$26.61	$20.53	$25.39	$27.62	$29.72
Net investment income (loss)[1]	(0.02)	—[2]	0.10	0.01	0.09
Net realized and unrealized
gain (loss) on investments	(6.06)	4.86	2.13	2.09	3.86
Total from investment operations	(6.08)	4.86	2.23	2.10	3.95

Net asset value, end of period	$20.53	$25.39	$27.62	$29.72	$33.67

Total return[3] (%)	(22.85)	23.67	8.78[4]	7.60[4]	13.29[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$184	$201	$193	$195	$198
Ratio of net expenses to average
net assets (%)	1.60	1.61	1.52	1.47	1.47
Ratio of gross expenses to average
net assets (%)	1.60	1.61	1.57[5]	1.52[5]	1.50[5]
Ratio of net investment income (loss)
to average net assets (%)	(0.10)	(0.02)	0.41	0.03	0.28
Portfolio turnover (%)	64[6]	70	68	54	78

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-02	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$25.71	$19.70	$24.19	$26.12	$27.91
Net investment loss[1]	(0.18)	(0.15)	(0.08)	(0.18)	(0.13)
Net realized and unrealized
gain (loss) on investments	(5.83)	4.64	2.01	1.97	3.63
Total from investment operations	(6.01)	4.49	1.93	1.79	3.50

Net asset value, end of period	$19.70	$24.19	$26.12	$27.91	$31.41

Total return[3] (%)	(23.38)	22.79	7.98[4]	6.85[4]	12.54[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$253	$252	$197	$140	$101
Ratio of net expenses to average
net assets (%)	2.30	2.31	2.22	2.18	2.17
Ratio of gross expenses to average
net assets (%)	2.30	2.31	2.27[5]	2.23[5]	2.20[5]
Ratio of net investment loss
to average net assets (%)	(0.80)	(0.72)	(0.33)	(0.68)	(0.44)
Portfolio turnover (%)	64[6]	70	68	54	78

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-02	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$25.70	$19.69	$24.18	$26.11	$27.90
Net investment loss[1]	(0.18)	(0.15)	(0.08)	(0.18)	(0.13)
Net realized and unrealized
gain (loss) on investments	(5.83)	4.64	2.01	1.97	3.62
Total from investment operations	(6.01)	4.49	1.93	1.79	3.49

Net asset value, end of period	$19.69	$24.18	$26.11	$27.90	$31.39

Total return[3] (%)	(23.39)	22.80	7.98[4]	6.86[4]	12.51[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$23	$24	$20	$16	$14
Ratio of net expenses to average
net assets (%)	2.30	2.31	2.22	2.18	2.17
Ratio of gross expenses to average
net assets (%)	2.30	2.31	2.27[5]	2.23[5]	2.20[5]
Ratio of net investment loss
to average net assets (%)	(0.80)	(0.72)	(0.31)	(0.68)	(0.43)
Portfolio turnover (%)	64[6]	70	68	54	78

See notes to financial statements

Core Equity Fund

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	12-31-02[7]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$26.15	$20.63	$25.66	$28.07	$30.37
Net investment income[1]	0.06	0.12	0.26	0.16	0.22
Net realized and unrealized
gain (loss) on investments	(5.58)	4.91	2.15	2.14	4.01
Total from investment operations	(5.52)	5.03	2.41	2.30	4.23

Net asset value, end of period	$20.63	$25.66	$28.07	$30.37	$34.60

Total return[3] (%)	(21.11)[8]	24.38	9.39	8.19	13.93[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	$2	—[9]	—[9]	—[9]
Ratio of expenses to average
net assets (%)	1.26[10]	1.06	0.92	0.90	0.89
Ratio of net investment income
to average net assets (%)	0.33[10]	0.53	1.00	0.54	0.68
Portfolio turnover (%)	64[6]	70	68	54	78

1 Based on the average of the shares outstanding.

2 Less than $0.01 per share.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Excludes merger activity.

7 Class I shares began operations on 3-1-02.

8 Not annualized.

9 Less than $500,000.

10 Annualized.

See notes to financial statements

Core Equity Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Core Equity Fund (the “Fund”) is a diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

Core Equity Fund

taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2006, the Fund loaned securities having a market value of $16,262,269 collateralized by cash in the amount of $16,777,832. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $50,425,018 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 — $3,867,748, December 31, 2009 — $1,933,874, December 31, 2010 — $23,902,106 and December 31, 2011 — $20,721,290. Capital loss carryforward utilized for the year ended December 31, 2006 amounted to $57,960,677. Availability of a certain amount of these loss carryforwards, which were acquired on June 7, 2002, in a merger with John Hancock Core Growth Fund and John Hancock Core Value Fund, may be limited in a given year.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case

Core Equity Fund

of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund paid a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s average daily net asset value in excess of $750,000,000. The Adviser has a subadvisory agreement with Independence Investments LLC, which — effective June 1, 2006 — became an affiliate of Convergent Capital Management LLC (“Convergent”) and changed its name from Independence Investment LLC. Convergent’s parent company is City National Corporation. Formerly, the Subadviser was a wholly owned indirect subsidiary of the John Hancock Life Insurance Company (“JHLICO”) and was named Independence Investment Associates, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset values. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described
above for the year ended December 31, 2006
were as follows:

Distribution and
Share class	service fees

Class A	$584,869
Class B	1,167,224
Class C	146,932
Total	$1,899,025

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $169,181 with regard to sales of Class A shares. Of this amount, $22,433 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $112,286 was paid as sales commissions to unrelated broker-dealers and $34,462 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. JHLICO is the indirect sole shareholder of Signator Investors.

Core Equity Fund

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $245,878 for Class B shares and $5,389 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $88,007 for the year ended December 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $54,402. The Fund also paid the Adviser the amount of $982 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Core Equity Fund

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05		Year ended 12-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	1,626,946	$45,605,458	1,279,948	$39,564,105
Repurchased	(2,046,676)	(57,738,893)	(1,951,434)	(60,601,814)
Net decrease	(419,730)	($12,133,435)	(671,486)	($21,037,709)

Class B shares

Sold	474,027	$12,546,329	277,399	$8,058,350
Repurchased	(2,998,318)	(79,234,122)	(2,100,542)	(60,689,815)
Net decrease	(2,524,291)	($66,687,793)	(1,823,143)	($52,631,465)

Class C shares

Sold	54,881	$1,459,654	45,830	$1,343,295
Repurchased	(252,255)	(6,635,860)	(174,674)	(5,093,902)
Net decrease	(197,374)	($5,176,206)	(128,844)	($3,750,607)

Class I shares

Sold	3,040	$89,324	1,658	$52,282
Repurchased	(11,017)	(301,990)	(7,573)	(239,205)
Net decrease	(7,977)	($212,666)	(5,915)	($186,923)

Net decrease	(3,149,372)	($84,210,100)	(2,629,388)	($77,606,704)

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $255,918,556 and $336,189,775, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes was $265,782,707. Gross unrealized appreciation and depreciation of investments aggregated $65,009,546 and $1,994,493, respectively, resulting in net unrealized appreciation of $63,015,053. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $4,925, a decrease in accumulated net investment loss of $40,939 and a decrease in capital paid-in of $45,864. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss and the differing treatment of certain distributions received from REITs. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Core Equity Fund

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock Core Equity Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Core Equity Fund (the “Fund”) as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Core Equity Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Core Equity Fund (the “Fund”). The Board also considered the continuation of an interim investment subadvisory agreement (the “Subadvisory Agreement”) with Independence Investment LLC (the “Subadviser”) and a proposed investment subadvisory agreement (the “New Subadvisory Agreement”) with a newly formed subsidiary of Convergent Capital Management (“New Independence”). The Advisory Agreement with the Adviser and the Subadvisory Agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and sub-adviser and the continuation of the Advisory Agreements. The Board also considered factors and reached the conclusions described below relating to the selection of New Independence and the approval of the New Subadvisory Agreement.1 During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

In evaluating the New Subadvisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information provided to the Independent Trustees, including: (i) the description of the transaction in which New Independence would be formed as a subsidiary of Convergent Capital Management (the “Transaction”), (ii) a description of Convergent Capital Management, (iii) the nature and quality of services rendered to the Fund, (iv) the subadvisory fee payable to New Independence by the Adviser, (v) the qualifications and background of New Independence, as well as the qualifications of its personnel, and (vi) possible conflicts of interest that may result from or be reflected in the terms of the Transaction.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance during the 5- and 10-year periods was below the performance of the Peer Group and Category medians, and its benchmark index, the Standard & Poor’s 500 Index. The Board noted that, for the 3-year period under review, the Fund’s performance was lower than the performance of the Category median and benchmark index. However, the Board viewed favorably that the more recent performance of the Fund for the 1-year period ended December 31, 2005 was appreciably higher than the median of its Category and Peer Group, and its benchmark index.

Investment advisory fee and subadvisory
fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of the Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

New Subadvisory Agreement with
New Independence

In evaluating the New Subadvisory Agreement, the Board considered that the employees of the Subadviser would be offered employment with New Independence. The Board also considered the Subadviser’s belief that most of its employees, including the portfolio managers and analysts responsible for the Fund and the executives responsible for the management of the Subadviser, would become employees of New Independence. The Board considered that no material changes in the investment process or resources were anticipated to occur as a result of the Transaction. The Board strongly considered that the subadvisory fees payable under the New Subadvisory Agreement would be borne by the Adviser and not the Fund, and that the proposed Transaction would not have any effect on the fees paid by the Fund to the Adviser or the consideration paid to New Independence by the Adviser. The Board also considered that subadvisory fees to be paid by the Adviser to New Independence were identical to the fees under the existing Subadvisory Agreement.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the New Subadvisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved, and voted to recommend to shareholders that the Fund adopt, the New Subadvisory Agreement.

1 The Board considered additional information about the New Subadvisory Agreement and New Independence at the March 2006 Board meetings. The New Subadvisory Agreement became effective July 14, 2006 after shareholder approval.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	1991	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2005	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	1996	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	1996	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Independence Investments	John Hancock Signature	Independent registered
LLC	Services, Inc.	public accounting firm
53 State Street	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, Massachusetts 02109	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Core Equity Fund.

2500A 12/06
           2/07

John Hancock

MUTUAL FUNDS

John Hancock

U.S. Global Leaders Growth Fund

Annual Report

12.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 2

Notes to financial
statements
page 2 0

Trustees and officers
page 3 1

For more information
page 3 6

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in the stocks of companies the managers regard as “U.S. Global Leaders.”

Over the last twelve months

► Stocks posted double-digit gains thanks to robust earnings growth and heavy merger activity.

► The Fund underperformed both the average large growth fund and the S&P 500 Index.

► Consumer stocks posted the best results in the portfolio, while technology and health care stocks lagged.

Top 10 holdings

Staples, Inc.	6.2%	State Street Corp.	4.3%

Automatic Data Processing, Inc.	5.6%	Procter & Gamble Co. (The)	4.2%

General Electric Co.	5.4%	Sysco Corp.	4.1%

Microsoft Corp.	5.1%	Colgate-Palmolive Co.	4.1%

PepsiCo, Inc.	4.8%	Teva Pharmaceutical Industries Ltd.	4.0%

As a percentage of net assets on December 31, 2006.

1

Managers’ report

John Hancock
U.S. Global Leaders Growth Fund

In 2006, the U.S. stock market enjoyed its fourth consecutive year of positive returns. The main driver of the stock market rally was corporate earnings growth, which consistently exceeded expectations despite evidence of a slowing economy. Heavy merger activity and a halt to the Federal Reserve’s series of interest rate hikes in the second half of the year also provided a boost to the market. The major stock indexes posted double-digit gains for the year, with small-cap stocks outperforming their larger-cap counterparts and value shares surpassing growth issues.

Fund performance

For the year ended December 31, 2006, John Hancock U.S. Global Leaders Growth Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 1.44%, 0.68%, 0.68%, 1.88% and 0.99%, respectively, at net asset value. The Fund’s performance trailed the 6.93% return of the average large growth fund, according to Morningstar, Inc.,1 as well as the 15.79% return of the S&P 500 Index and the 9.07% return of the Russell 1000 Growth Index. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Microsoft	▲	Strong Xbox sales and launch of new Vista operating system

Sysco	▲	Improving sales and profits at the nation’s largest distributor

Dell	▼	Hurt by operational missteps and increased competition

2

Portfolio Managers, Sustainable Growth Advisers, LP
George P. Fraise, Gordon M. Marchand, CFA, CIC, and Robert L. Rohn

Encouraging signs in a discouraging year

We are disappointed that the Fund did not substantively participate in the market’s 2006 rally. The market trends that worked against the portfolio in 2004 and 2005 persisted for much of 2006, creating some considerable performance headwinds. For example, large-cap growth remained out of favor in 2006, as small-cap stocks outperformed large and value outperformed growth — for the sixth straight year. In addition, the energy and utilities sectors, which we avoid because they lack consistent and sustainable earnings growth, were the market’s performance leaders for the third consecutive year.

“In 2006, the U.S. stock market
enjoyed its fourth consecutive
year of positive returns.”

Another negative factor was the strength of corporate earnings in the broader market. The companies in the S&P 500 Index are on track to grow their earnings by more than 13% in 2006, well above expectations of 8%–9% growth at the beginning of the year, but still below the portfolio’s 16% growth rate. However, we were not rewarded for this superior growth; when the market is growing profits at an above trend rate, investors make little distinction between companies that achieve above trend growth year in and year out, and those that do not.

Despite the unfavorable market environment, there was some good news for the Fund in the second half of 2006. The portfolio outperformed its Morningstar peer group average in five of the last six months as many of the aforementioned headwinds began to abate — energy and utilities stocks declined, corporate profit growth decelerated and large-cap growth stocks attracted greater attention from investors. We think these are very encouraging signs that augur well for the portfolio’s prospects in 2007.

U.S. Global Leaders Growth Fund

3

Winners and losers

Health care stocks were the portfolio’s top performers in 2005, but they were the bottom performers in 2006. Biotechnology firms Amgen, Inc. and Genzyme Corp. were among the decliners in the health care sector, but generic drug maker Teva Pharmaceutical Industries Ltd. suffered the biggest drop in the health-care sector, as investors reacted negatively to several short-term concerns, despite better than expected earnings growth. But we continue to focus on the compelling long-term opportunity for the company. Teva is well positioned to benefit from the $80 billion in pharmaceuticals that will lose patent protection over the next five years.

The weakest performer in the portfolio was online auction company eBay, Inc. Perceptions of a slowdown in online commerce weighed on the stock, but we think these concerns are overblown and remain confident in the fundamental strength of the company.

On the positive side, the best performer was office supply retailer Staples, Inc., the portfolio’s biggest holding and a consistently strong performer throughout the year. Staples continued to gain share in a highly fragmented market, and it is a well-managed company that executes its business strategy better than its competitors.

Other top contributors included coffee retailer Starbucks Corp. and investment services provider State Street Corp. Starbucks continued to post robust sales growth and successfully implemented a price increase, while State Street is one of the few financial stocks that benefited from rising interest rates.

Buys and sells

We eliminated two stocks from the portfolio in 2006 — gum purveyor Wrigley and discount retailer Wal-Mart Stores, Inc. In both cases, we lost confidence in the ability of the companies to maintain their historical growth rates on a consistent basis.

SECTOR DISTRIBUTION[2]

Information technology	25%

Consumer staples	24%

Health care	21%

Consumer discretionary	14%

Industrials	8%

Financials	7%

Among the six new holdings we added to the portfolio during the year, the most noteworthy was the reintroduction of Whole Foods Market, Inc. We originally bought Whole Foods in early 2005, but we sold it nine months later after a sharp run-up in the stock price boosted its valuation beyond our comfort level. Since then, however, the stock has tumbled back to a

U.S. Global Leaders Growth Fund

4

more reasonable valuation, so we reinitiated a position in the company in August.

Other new additions in 2006 included beverage and snack food maker PepsiCo Inc., orthopedics maker Stryker Corp., wireless technology firm QUALCOMM, Inc., software company SAP AG and, most recently, home improvement retailer Lowe’s Cos., Inc.

“The market trends that worked
against the portfolio in 2004
and 2005 persisted for much
of 2006…”

Outlook

The past three years have been a difficult period for Fund investors, but we believe that we are on the cusp of a sea change in market sentiment that will bring high-quality, sustainable-growth companies back into favor.

Earnings growth in the S&P 500 Index is expected to decelerate substantially in 2007, widening the gap between the growth rates of the portfolio and the index. Historically, when this gap has widened, the portfolio has outperformed as the market puts a greater premium on companies that can sustainably produce above trend earnings growth.

We believe that the portfolio’s companies offer the most compelling valuation opportunity in decades. Portfolio earnings have grown by more than 50% in the last three years, while the portfolio’s price/earnings multiple has fallen from more than 25% in 2003 to less than 19% currently. In addition, the enterprise yield, a measure of the true free cash flow available to shareholders as a percentage of market capitalization, is at an all-time high. A compelling opportunity indeed.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

U.S. Global Leaders Growth Fund

5

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	9-29-95	–3.64%	1.72%	7.79%	—	–3.64%	8.89%	111.73%	—

B	5-20-02	–4.32	—	—	1.32%	–4.32	—	—	6.25%

C	5-20-02	–0.32	—	—	1.73	–0.32	—	—	8.25

I [1]	5-20-02	1.88	—	—	2.92	1.88	—	—	14.19

R1	8-5-03	0.99	—	—	6.63	0.99	—	—	24.44

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

U.S. Global Leaders Growth Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index and the Russell 1000 Growth Index.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B	5-20-02	$10,825	$10,625	$14,119	$12,624

C1	5-20-02	10,825	10,825	14,119	12,624

I [2]	5-20-02	11,419	11,419	14,119	12,624

R2	8-5-03	12,444	12,444	15,633	14,030

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Russell 1000 Growth Index — Index 2 — is an unmanaged index containing those securities in the Russell 1000 Index with a greater-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

U.S. Global Leaders Growth Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,081.30	$6.66

Class B	1,000.00	1,077.50	10.49

Class C	1,000.00	1,077.50	10.49

Class I	1,000.00	1,084.00	4.38

Class R	1,000.00	1,078.70	9.25

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

U.S. Global Leaders Growth Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,018.80	$6.46

Class B	1,000.00	1,015.10	10.18

Class C	1,000.00	1,015.10	10.18

Class I	1,000.00	1,021.00	4.24

Class R	1,000.00	1,016.30	8.97

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.26%, 2.01%, 2.01%, 0.84% and 1.77% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

U.S. Global Leaders Growth Fund

9

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 99.28%		$1,610,538,425

(Cost $1,357,186,979)

Air Freight & Logistics 3.09%		50,109,134

United Parcel Service, Inc. (Class B)	668,300	50,109,134

Application Software 2.27%		36,904,500

SAP AG, American Depositary Receipt (ADR) (Germany) (L)	695,000	36,904,500

Asset Management & Custody Banks 4.25%		68,940,540

State Street Corp.	1,022,250	68,940,540

Biotechnology 7.60%		123,219,646

Amgen, Inc. (I)(L)	907,400	61,984,494

Genzyme Corp. (I)(L)	994,400	61,235,152

Communications Equipment 3.73%		60,445,105

QUALCOMM, Inc.	1,599,500	60,445,105

Computer Hardware 1.98%		32,189,215

Dell, Inc. (I)(L)	1,282,950	32,189,215

Data Processing & Outsourced Services 5.63%		91,361,213

Automatic Data Processing, Inc.	1,855,050	91,361,213

Food Distributors 4.08%		66,197,408

Sysco Corp. (L)	1,800,800	66,197,408

Food Retail 1.94%		31,490,030

Whole Foods Market, Inc.	671,000	31,490,030

Health Care Equipment 6.30%		102,281,590

Medtronic, Inc.	997,926	53,399,020

Stryker Corp.	887,000	48,882,570

Home Entertainment Software 2.40%		38,913,172

Electronic Arts, Inc. (I)(L)	772,700	38,913,172

Home Improvement Retail 4.02%		65,138,942

Home Depot, Inc. (The)	411,200	16,513,792

Lowe’s Cos., Inc. (L)	1,561,000	48,625,150

Household Products 8.27%		134,170,006

Colgate-Palmolive Co.	1,010,250	65,908,710

Procter & Gamble Co. (The)	1,062,102	68,261,296

Hypermarkets & Super Centers 1.97%		32,002,211

Costco Wholesale Corp.	605,300	32,002,211

See notes to financial statements

U.S. Global Leaders Growth Fund

10

F I N A N C I A L   S T A T E M E N T S

Issuer		Shares	Value

Industrial Conglomerates 5.35%			$86,729,068

General Electric Co.		2,330,800	86,729,068

Internet Software & Services 3.50%			56,784,188

eBay, Inc. (I)(L)		1,888,400	56,784,188

Multi-Line Insurance 3.05%			49,457,009

American International Group, Inc.		690,162	49,457,009

Pharmaceuticals 7.08%			114,879,052

Johnson & Johnson		760,117	50,182,924

Teva Pharmaceutical Industries Ltd., ADR (Israel)		2,081,600	64,696,128

Restaurants 3.70%			59,960,393

Starbucks Corp. (I)(L)		1,692,840	59,960,393

Soft Drinks 7.77%			126,106,500

Coca-Cola Co. (The)		1,007,400	48,607,050

PepsiCo, Inc.		1,239,000	77,499,450

Specialty Stores 6.20%			100,539,838

Staples, Inc.		3,765,537	100,539,838

Systems Software 5.10%			82,719,665

Microsoft Corp.		2,770,250	82,719,665

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 15.78%			$255,962,699

(Cost $255,962,699)

Joint Repurchase Agreement 0.45%			7,266,000

Investment in a joint repurchase agreement transaction with
Cantor Fitzgerald LP — Dated 12-29-06 due 1-3-07
(secured by U.S. Treasury Inflation Indexed Notes 1.625%
due 1-15-15, 2.500% due 7-15-16 and 3.875% due 1-15-09)
Maturity value: $7,270,965	4.920%	$7,266	7,266,000

		Shares
Cash Equivalents 15.33%			248,696,699

AIM Cash Investment Trust (T)	248,696,699		248,696,699

Total investments (Cost $1,613,149,678) 115.06%			$1,866,501,124

Other assets and liabilities, net (15.06%)			($244,331,700)

Total net assets 100.00%			$1,622,169,424

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2006.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

U.S. Global Leaders Growth Fund

11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (cost $1,613,149,678) including $242,691,419 of
securities loaned	$1,866,501,124
Cash and cash equivalents	91,931
Receivable for investments sold	5,743,984
Receivable for shares sold	1,892,438
Dividends and interest receivable	2,309,671
Other assets	65,162

Total assets	1,876,604,310

Liabilities

Payable for shares repurchased	3,763,515
Payable upon return of securities loaned	248,696,699
Payable to affiliates
Management fees	1,043,118
Distribution and service fees	162,288
Other	465,653
Other payables and accrued expenses	303,613

Total liabilities	254,434,886

Net assets

Capital paid-in	1,413,322,393
Accumulated net realized loss on investments	(44,471,002)
Net unrealized appreciation of investments	253,351,446
Accumulated net investment loss	(33,413)

Net assets	$1,622,169,424

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($1,262,628,576 ÷ 43,763,116 shares)	$28.85
Class B ($150,757,551 ÷ 5,396,125 shares)	$27.94
Class C ($185,507,127 ÷ 6,639,577 shares)	$27.94
Class I ($17,775,649 ÷ 607,118 shares)	$29.28
Class R ($5,500,521 ÷ 192,122 shares)	$28.63

Maximum offering price per share

Class A1 ($28.85 / 95%)	$30.37

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

U.S. Global Leaders Growth Fund

12

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $114,492)	$20,970,120
Interest	356,492
Securities lending	208,519
Total investment income	21,535,131

Expenses

Investment management fees (Note 2)	12,656,240
Distribution and service fees (Note 2)	7,245,376
Class A, B and C transfer agent fees (Note 2)	4,110,822
Class I transfer agent fees (Note 2)	8,135
Class R transfer agent fees (Note 2)	23,689
Accounting and legal services fees (Note 2)	273,875
Compliance fees	57,048
Printing	249,084
Custodian	239,461
Blue sky fees	197,373
Trustees’ fees	90,851
Professional fees	48,073
Securities lending	7,860
Interest	7,017
Miscellaneous	90,402

Total expenses	25,305,306
Less expense reductions (Note 2)	(727,520)

Net expenses	24,577,786

Net investment loss	(3,042,655)

Realized and unrealized gain (loss)

Net realized loss on investments	(12,737,688)
Change in net unrealized appreciation (depreciation) of investments	30,951,174

Net realized and unrealized gain	18,213,486

Increase in net assets from operations	$15,170,831

See notes to financial statements

U.S. Global Leaders Growth Fund

13

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05	12-31-06

Increase (decrease) in net assets

From operations
Net investment loss	($5,997,688)	($3,042,655)
Net realized gain (loss)	28,082,457	(12,737,688)
Change in net unrealized appreciation (depreciation)	32,722,309	30,951,174

Increase in net assets resulting from operations	54,807,078	15,170,831

From Fund share transactions	380,076,376	(183,965,497)

Net assets
Beginning of period	1,356,080,636	1,790,964,090

End of period[1]	$1,790,964,090	$1,622,169,424

1 Includes accumulated net investment loss of $33,413 and $33,413, respectively.

See notes to financial statements

U.S. Global Leaders Growth Fund

14

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	6-30-02[1,2]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$24.98	$24.03	$21.57	$25.72	$27.84	$28.44
Net investment income (loss)[4]	(0.09)	0.01	—[5]	0.15	(0.04)	—[5]
Net realized and unrealized
gain (loss) on investments	(0.86)	(2.47)	4.15	2.04	0.64	0.41
Total from investment operations	(0.95)	(2.46)	4.15	2.19	0.60	0.41
Less distributions
From net investment income	—	—	—	(0.07)	—	—
Net asset value, end of period	$24.03	$21.57	$25.72	$27.84	$28.44	$28.85
Total return[6] (%)	(3.80)[7]	(10.24)[7,8]	19.24[7]	8.51	2.16[7]	1.44

Ratios and supplemental data

Net assets, end of period
(in millions)	$150	$237	$392	$893	$1,271	$1,263
Ratio of net expenses to average
net assets (%)	1.37	1.27[9]	1.35	1.32	1.28	1.28
Ratio of gross expenses to average
net assets (%)	1.40[10]	1.369, 10	1.36[10]	1.32	1.33[10]	1.32[10]
Ratio of net investment income
(loss) to average net assets (%)	(0.36)	0.07[9]	(0.02)	0.57	(0.14)	—[5]
Portfolio turnover (%)	3	1[8]	15	16	28[11]	34

See notes to financial statements

U.S. Global Leaders Growth Fund

15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$25.81	$24.01	$21.47	$25.41	$27.36	$27.75
Net investment loss[4]	(0.02)	(0.07)	(0.18)	(0.05)	(0.24)	(0.20)
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.47)	4.12	2.00	0.63	0.39
Total from investment operations	(1.80)	(2.54)	3.94	1.95	0.39	0.19
Net asset value, end of period	$24.01	$21.47	$25.41	$27.36	$27.75	$27.94
Total return[6] (%)	(6.97)[7,8]	(10.58)[7,8]	18.35[7]	7.67	1.43[7]	0.68

Ratios and supplemental data

Net assets, end of period
(in millions)	$12	$73	$164	$208	$218	$151
Ratio of net expenses to average
net assets (%)	2.13[9]	2.02[9]	2.10	2.07	2.03	2.03
Ratio of gross expenses to average
net assets (%)	2.399, 10	2.119, 10	2.11[10]	2.07	2.08[10]	2.07[10]
Ratio of net investment loss
to average net assets (%)	(0.93)[9]	(0.67)[9]	(0.77)	(0.21)	(0.88)	(0.75)
Portfolio turnover (%)	3	1[8]	15	16	28[11]	34

See notes to financial statements

U.S. Global Leaders Growth Fund

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$25.81	$24.01	$21.47	$25.41	$27.36	$27.75
Net investment loss[4]	(0.02)	(0.07)	(0.18)	(0.04)	(0.24)	(0.20)
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.47)	4.12	1.99	0.63	0.39
Total from investment operations	(1.80)	(2.54)	3.94	1.95	0.39	0.19
Net asset value, end of period	$24.01	$21.47	$25.41	$27.36	$27.75	$27.94
Total return[6] (%)	(6.97)[7,8]	(10.58)[7,8]	18.35[7]	7.67	1.43[7]	0.68

Ratios and supplemental data

Net assets, end of period
(in millions)	$6	$49	$160	$246	$284	$186
Ratio of net expenses to average
net assets (%)	2.12[9]	2.02[9]	2.10	2.07	2.03	2.03
Ratio of gross expenses to average
net assets (%)	2.389, 10	2.119, 10	2.11[10]	2.07	2.08[10]	2.07[10]
Ratio of net investment loss
to average net assets (%)	(0.96)[9]	(0.67)[9]	(0.77)	(0.17)	(0.88)	(0.75)
Portfolio turnover (%)	3	1[8]	15	16	28[11]	34

See notes to financial statements

U.S. Global Leaders Growth Fund

17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	6-30-02[1,12]	12-31-02[1,3]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$25.81	$24.04	$21.60	$25.87	$28.00	$28.74
Net investment income[4]	0.01	0.02	0.10	0.25	0.08	0.12
Net realized and unrealized
gain (loss) on investments	(1.78)	(2.46)	4.17	2.06	0.66	0.42
Total from investment operations	(1.77)	(2.44)	4.27	2.31	0.74	0.54
Less distributions
From net investment income	—	—	—	(0.18)	—	—
Net asset value, end of period	$24.04	$21.60	$25.87	$28.00	$28.74	$29.28
Total return[6] (%)	(6.86)[7,8]	(10.15)[7,8]	19.77	8.94	2.64[7]	1.88

Ratios and supplemental data

Net assets, end of period
(in millions)	$5	$6	$5	$8	$13	$18
Ratio of net expenses to average
net assets (%)	0.91[9]	1.11[9]	0.90	0.90	0.85	0.84
Ratio of gross expenses to average
net assets (%)	1.179, 10	1.209, 10	0.90	0.90	0.90[10]	0.87[10]
Ratio of net investment income
to average net assets (%)	0.21[9]	0.22[9]	0.43	0.94	0.30	0.43
Portfolio turnover (%)	3	1[8]	15	16	28[11]	34

See notes to financial statements

U.S. Global Leaders Growth Fund

18

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-03[12]	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$23.02	$25.68	$27.77	$28.35
Net investment income (loss)[4]	(0.04)	0.16	(0.12)	(0.12)
Net realized and unrealized
gain on investments	2.70	1.95	0.70	0.40
Total from investment operations	2.66	2.11	0.58	0.28
Less distributions
From net investment income	—	(0.02)	—	—
Net asset value, end of period	$25.68	$27.77	$28.35	$28.63
Total return[6] (%)	11.56[8]	8.20	2.09[7]	0.99

Ratios and supplemental data

Net assets, end of period
(in millions)	—[13]	$2	$5	$6
Ratio of net expenses to average
net assets (%)	1.75[9]	1.53	1.54	1.70
Ratio of gross expenses to average
net assets (%)	1.75[9]	1.53	1.59[10]	1.73[10]
Ratio of net investment income
(loss) to average net assets (%)	(0.42)[9]	0.60	(0.42)	(0.42)
Portfolio turnover (%)	15[8]	16	28[11]	34

1 Audited by previous auditor.

2 Effective 5-17-02, shareholders of the former U.S. Global Leaders Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

4 Based on the average of the shares outstanding.

5 Less than $0.01 per share.

6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

8 Not annualized.

9 Annualized.

10 Does not take into consideration expense reductions during the periods shown.

11 Excludes merger activity.

12 Class B, Class C and Class I shares began operations on 5-20-02. Class R shares began operations on 8-5-03.

13 Less than $500,000.

See notes to financial statements

U.S. Global Leaders Growth Fund

19

Notes to financial statements

Note 1
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the “Fund”) is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

In-kind

During the year ended December 31, 2005, the Fund had net realized gains of $12,918,851 on securities associated with an in-kind redemption on October 28, 2005.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

U.S. Global Leaders Growth Fund

20

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2006, the Fund loaned securities having a market value of $242,691,419 collateralized by cash in the amount of $248,696,699. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $38,981,114 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2008 — $19,853,472, December 31, 2009 — $6,617,824, December 31, 2011 — $657,688 and December 31, 2014 — $11,852,130.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007, and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

U.S. Global Leaders Growth Fund

21

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. There were no distributions during the year ended December 31, 2006. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,000,000,000 of the Fund’s average daily net asset value, (b) 0.70% of the next $3,000,000,000 and (c) 0.65% of the Fund’s average daily net asset value in excess of $5,000,000,000. The Adviser has a sub-advisory agreement with Sustainable Growth Advisers, LP. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses, excluding transfer agent fees and distribution and service fees, to 0.79% of the Fund’s average daily net asset value, on an annual basis, and net operating expenses on Class A, Class B and Class C shares to 1.32%, 2.07% and 2.07%, respectively, of each class’ average daily net asset value, at least until April 30, 2007. Accordingly, the expense reductions related to this total expense limitation amounted to $586,044 and there were no class-specific total expense reductions during the year ended December 31, 2006. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

U.S. Global Leaders Growth Fund

22

Expenses under the agreement described above for the year ended December 31, 2006 were as follows:

Distribution and
Share class	service fees

Class A	$3,145,975
Class B	1,782,611
Class C	2,287,803
Class R	28,987

Total	$7,245,376

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $766,847 with regard to sales of Class A shares. Of this amount, $110,998 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $585,325 was paid as sales commissions to unrelated broker-dealers and $70,524 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $576,691 for Class B shares and $45,277 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’ average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Effective April 9, 2005, Signature Services has agreed to limit the Class A, Class B and Class C transfer agent fees to 0.28% of each respective class’ average daily net asset value, until April 30, 2007. There were no expense reductions related to this transfer agent fee limitation during the year ended December 31, 2006. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by 0.05% . Accordingly, the transfer agent expense to Class A, Class B and Class C was reduced by $141,476 for the year ended December 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $273,875. The Fund also paid the Adviser the amount of $1,480 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 4,344 Class R shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes,

U.S. Global Leaders Growth Fund

23

their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset.

The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05		Year ended 12-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	22,740,759	$620,061,042	17,133,890	$477,600,883
Issued in reorganization	4,738,822	125,153,709	—	—
Repurchased	(14,854,608)	(411,138,997)	(18,061,108)	(502,875,391)
Net increase (decrease)	12,624,973	$334,075,754	(927,218)	($25,274,508)

Class B shares

Sold	1,516,463	$40,611,205	481,232	$13,124,754
Issued in reorganization	1,154,868	29,922,515	—	—
Repurchased	(2,417,915)	(65,124,267)	(2,929,359)	(79,575,184)
Net increase (decrease)	253,416	$5,409,453	(2,448,127)	($66,450,430)

Class C shares

Sold	3,315,090	$88,840,212	915,608	$24,981,632
Issued in reorganization	96,136	2,491,009	—	—
Repurchased	(2,183,935)	(59,138,929)	(4,510,273)	(121,996,912)
Net increase (decrease)	1,227,291	$32,192,292	(3,594,665)	($97,015,280)

Class I shares

Sold	338,329	$9,442,238	438,676	$12,289,473
Repurchased	(158,534)	(4,272,966)	(288,495)	(7,951,414)
Net increase	179,795	$5,169,272	150,181	$4,338,059

Class R shares

Sold	170,902	$4,615,605	127,883	$3,615,799
Repurchased	(50,640)	(1,386,000)	(112,753)	(3,179,137)
Net increase	120,262	$3,229,605	15,130	$436,662

Net increase (decrease)	14,405,737	$380,076,376	(6,804,699)	($183,965,497)

U.S. Global Leaders Growth Fund

24

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $577,112,937 and $769,037,215, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $1,618,639,566. Gross unrealized appreciation and depreciation of investments aggregated $272,673,565 and $24,812,007, respectively, resulting in net unrealized appreciation of $247,861,558. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reorganization

On March 23, 2005, the shareholders of John Hancock Large Cap Growth Fund (“Large Cap Growth Fund”) approved an Agreement and Plan of Reorganization, which provided for the transfer of substantially all of the assets and liabilities of the Large Cap Growth Fund in exchange for Class A, Class B and Class C shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,738,822 Class A shares, 1,154,868 Class B shares and 96,136 Class C shares of the Fund for the net assets of the Large Cap Growth Fund, which amounted to $125,153,709, $29,922,515 and $2,491,009 for Class A, Class B and Class C shares of the Large Cap Growth Fund, respectively, including the total of $5,342,089 of unrealized appreciation, after the close of business on April 8, 2005.

Note 6
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $3,042,655 and a decrease in capital paid-in of $3,042,655. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for net operating loss. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

U.S. Global Leaders Growth Fund

25

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series Trust and Shareholders of John
Hancock U.S. Global Leaders Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock U.S. Global Leaders Growth Fund (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before December 31, 2002 were audited by another independent registered public accounting firm, whose report dated February 7, 2003 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

26

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

27

Board Consideration of and Continuation
of Investment Advisory and Subadvisory
Agreement: John Hancock U.S. Global
Leaders Growth Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvisory agreement (the “Subadvisory Agreement”) with Sustainable Growth Advisers, LP (the “Subadviser”) for the John Hancock U.S. Global Leaders Growth Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods

28

ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance during the five- and ten-year periods was above the performance of the Peer Group and Category medians, and its benchmark index, the Russell 1000 Growth Index. The Board also noted that the more recent performance of the Fund for the one- and three-year periods ended December 31, 2005 was lower than the median of its Category and Peer Group, and its benchmark index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was not appreciably higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were not appreciably higher than the median of the Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

29

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2002	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2005	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2005	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Sustainable Growth	John Hancock Signature	Independent registered
Advisers, LP	Services, Inc.	public accounting firm
3 Stamford Plaza	1 John Hancock Way,	PricewaterhouseCoopers LLP
301 Tresser Boulevard,	Suite 1000	125 High Street
Suite 1310	Boston, MA 02217-1000	Boston, MA 02110
Stamford, CT 06901

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund.

2600A 12/06
            2/07

John Hancock MUTUAL FUNDS

John Hancock
Classic Value Fund II

Annual Report
12.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 21

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by investing at least 80% of its assets in domestic equity securities that the subadviser believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

Since inception

► Stocks posted double-digit gains thanks to strong corporate earnings and robust merger activity.

► The Fund produced a healthy return that outpaced its peer group and matched the performance of its benchmark index.

► The portfolio’s health care and information technology stocks contributed favorably to performance, while a lack of exposure to the more cyclical sectors of the market detracted from results.

Top 10 holdings

Wal-Mart Stores, Inc.	3.9%	XL Capital Ltd. (Class A)	2.9%

Citigroup, Inc.	3.8%	Bristol-Myers Squibb Co.	2.8%

Pfizer, Inc.	3.3%	Allstate Corp. (The)	2.8%

Freddie Mac	3.0%	CA, Inc.	2.7%

Fannie Mae	2.9%	Alcatel-Lucent (ADR)	2.4%

As a percentage of net assets on December 31, 2006.

1

Managers’ report

John Hancock
Classic Value Fund II

From the Fund’s inception on July 7, 2006 through December 31, 2006, the U.S. stock market posted surprisingly robust returns. Despite evidence of slowing economic growth, stocks rallied sharply as corporate profits were notably stronger than expected — the S&P 500 Index extended its streak of double-digit earnings growth to 14 consecutive quarters during the period. Other supportive factors for stocks included lower energy prices, a marked increase in merger activity (led by a sharp rise in leveraged buyouts from private equity firms), and the Federal Reserve’s decision to hold interest rates steady after two years of repeated rate hikes.

The major stock indexes posted double-digit gains for the period, with the broad S&P 500 Index returning 13.11% from the Fund’s inception through year end. Value stocks continued to outperform growth-oriented issues, leading to further compression in already- narrow valuation spreads.

Fund performance

For the period from July 7, 2006, through December 31, 2006, John Hancock Classic Value Fund II’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 14.29%, 13.86%, 13.86%, 14.50% and 14.16%, respectively, at net asset value. The Fund outpaced the

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Sempra Energy	▲	Southern California Utility with a profitable commodity trading business

TJX	▲	Apparel retailer benefited from strong same-store sales growth

Wal-Mart	▼	Sluggish sales and slowing growth weighed on the discount retailer

2

Portfolio Managers, Pzena Investment Management, LLC
Richard S. Pzena, John P. Goetz, Antonio DeSpirito, III

12.78% return of the average large value fund, according to Morningstar, Inc.,1 and performed in line with the 14.30% return of the Russell 1000 Value Index. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions.

“From the Fund’s inception
on July 7, 2006 through
December 31, 2006, the U.S. stock
market posted surprisingly robust
returns.“

Fund strategy

Stocks are selected for John Hancock Classic Value Fund II using the same process and research team as its sibling, John Hancock Classic Value Fund. We select our domestic investments from a universe of the 400 largest U.S. stocks (compared with 500 for the original Classic Value Fund), with a focus on the most undervalued segment. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage and downside protection.

Classic Value Fund II is designed to provide greater diversification and less short-term volatility than its sibling, Classic Value Fund. Classic Value Fund II generally has about twice as many stocks, a higher minimum market capitalization and more exposure to international stocks.

Sector weightings

Although we focus on individual companies, our investment discipline often leads us to sectors of the market where earnings are below normal, while generally avoiding those sectors with above normal earnings. As

Classic Value Fund II

3

such, the portfolio’s overweight positions in information technology, health care, financials and consumer discretionary stocks reflected the below normal earnings in each of these sectors.

On the other side of the coin, our research showed that the sectors with above trend earnings included energy, materials, utilities and telecommunication services — cyclical sectors that have benefited the most from the favorable economic environment of the past several years. Not surprisingly, the portfolio had very limited exposure to these sectors of the market compared with the Russell 1000 Value Index.

Winners in health care and technology

The best-performing sectors in the portfolio during the period were health care and technology. Pharmaceutical company Bristol-Myers Squibb Co. was the top contributor in the health care sector. A patent conflict regarding one of the company’s blockbuster drugs weighed down its share price in August and September. At that point, we established a substantial position in the stock, and it rebounded later in the period as its CEO was fired and the company won a preliminary injunction for patent infringement.

The technology sector was the portfolio’s largest overweight relative to the Russell 1000 Value Index. Our outperformance in this sector was due largely to software giant Microsoft Corp., which was the portfolio’s top performance contributor. Microsoft fell in the spring of 2006 after investors reacted negatively to the announcement that the company was increasing its investment spending to shore up some unprofitable businesses. However, in the last six months, the stock recovered thanks to better-than-expected earnings and optimism about the impending launch of the company’s new Vista operating system.

SECTOR DISTRIBUTION[2]

Financials	40%

Health care	11%

Consumer discretionary	10%

Information technology	10%

Consumer staples	8%

Energy	5%

Industrials	3%

Telecommunication
services	3%

Utilities	2%

Financials mixed

The Fund’s largest sector weighting was financials, which comprised approximately 40% of the portfolio. Several of the portfolio’s best and worst performers came from this segment. On the positive side, government-sponsored mortgage lenders Fannie Mae and Freddie Mac were among the top contributors to performance. Both stocks had been under pressure because of accounting irregularities and the threat of losing some or all of the regulatory protection in their government charters. More

Classic Value Fund II

4

recently, though, the companies made significant headway on earnings restatements, and the election of a Democratic-controlled Congress made it more likely that they will retain their existing charters.

“The best-performing sectors in
the portfolio during the period
were health care and technology.”

The weaker performers among the portfolio’s financial stocks were Japanese banks Mitsubishi UFJ Financial Group. Inc. and Sumitomo Mitsui Financial Group, Inc. A softer Japanese economy in the second half of 2006 kept interest rates near historically low levels, putting pressure on the banks’ net interest margins.

Underweight in energy

The energy sector was the portfolio’s largest underweight, as we have found little in the way of attractive values in this sector. Although the energy sector as a whole gained ground during the period — as did our modest positions in ExxonMobil Corp. and Chevron Corp. — BP Plc was one of the few energy names to decline during the period. A litany of operational issues, most notably an oil spill in Alaska that forced a shutdown to repair corroded sections of its pipeline, led to lower production levels.

Outlook

We are excited by our portfolio as it is currently positioned. The quality of businesses in the portfolio is very good. We will continue to scour the market for high-quality stocks with attractive valuations that have been ignored by the market. One area of potential opportunity going forward is housing-related stocks, which have been under pressure as the housing market has slumped.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

Classic Value Fund II

5

A look at performance

For the periods ending December 31, 2006

		Cumulative total returns
		with maximum sales charge (POP)

	Inception	Since
Class	date	inception

A	7-7-06	8.54%

B	7-7-06	8.86

C	7-7-06	12.86

I [1]	7-7-06	14.50

R1	7-7-06	14.16

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Classic Value Fund II

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Russell 1000 Value Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	7-7-06	$11,386	$10,886	$11,430

C	7-7-06	11,386	11,286	11,430

I [1]	7-7-06	11,450	11,450	11,430

R1	7-7-06	11,416	11,416	11,430

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2006.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Classic Value Fund II

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 7, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-7-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,142.90	$6.73

Class B	1,000.00	1,138.60	10.61

Class C	1,000.00	1,138.60	10.61

Class I	1,000.00	1,145.00	4.89

Class R	1,000.00	1,141.60	7.56

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Classic Value Fund II

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 7, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-7-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,017.97	$6.34

Class B	1,000.00	1,014.33	9.99

Class C	1,000.00	1,014.33	9.99

Class I	1,000.00	1,019.69	4.60

Class R	1,000.00	1,017.19	7.12

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.05%, 2.05%, 0.94% and 1.46% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Classic Value Fund II

9

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

Common stocks are broken down by industry group.

Issuer	Shares	Value

Common stocks 92.14%		$59,195,278

(Cost $56,005,146)

Aerospace & Defense 0.72%		460,970

General Dynamics Corp.	6,200	460,970

Apparel Retail 1.91%		1,227,073

TJX Cos., Inc. (The)	43,025	1,227,073

Auto Parts & Equipment 2.56%		1,646,039

Johnson Controls, Inc.	8,025	689,508

Magna International, Inc. (Class A) (Canada)	11,875	956,531

Broadcasting & Cable TV 0.68%		434,961

CBS Corp. (Class B)	13,950	434,961

Consumer Finance 2.10%		1,350,473

American Express Co.	4,050	245,714

Capital One Financial Corp.	7,625	585,752

Takefuji Corp. (Japan)	13,130	519,007

Data Processing & Outsourced Services 2.54%		1,628,610

Computer Sciences Corp. (I)	15,750	840,577

First Data Corp.	18,975	484,242

Western Union Co.	13,550	303,791

Diversified Banks 4.94%		3,173,467

Comerica, Inc.	10,850	636,678

Mitsubishi UFJ Financial Group, Inc. (Japan)	91	1,122,655

Sumitomo Mitsui Financial Group, Inc. (Japan)	111	1,136,503

Wachovia Corp.	4,875	277,631

Diversified Financial Services 8.41%		5,402,332

Bank of America Corp.	15,925	850,236

Citigroup, Inc.	43,750	2,436,875

ING Groep NV (Netherlands) (C)	26,300	1,164,918

JPMorgan Chase & Co.	19,675	950,303

Electric Utilities 0.91%		582,658

Korea Electric Power Corp. (South Korea)	12,780	582,658

Food Retail 0.45%		291,482

Koninklijke Ahold NV (Netherlands) (C)(I)	27,425	291,482

See notes to financial statements

Classic Value Fund II

10

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Health Care Distributors 1.89%		$1,216,604

AmerisourceBergen Corp.	12,400	557,504

McKesson Corp.	13,000	659,100

Health Care Equipment 1.51%		968,952

Boston Scientific Corp. (I)	56,400	968,952

Home Improvement Retail 2.14%		1,376,484

Home Depot, Inc. (The)	34,275	1,376,484

Hotels, Resorts & Cruise Lines 0.04%		27,217

Wyndham Worldwide Corp. (I)	850	27,217

Household Products 0.92%		591,165

Kimberly-Clark Corp.	8,700	591,165

Hypermarkets & Super Centers 3.91%		2,511,038

Wal-Mart Stores, Inc.	54,375	2,511,038

Industrial Conglomerates 0.89%		572,280

Tyco International Ltd. (Bermuda)	18,825	572,280

Insurance Brokers 0.97%		622,868

Aon Corp.	17,625	622,868

Integrated Oil & Gas 3.82%		2,453,811

BP Plc, American Depositary Receipt (ADR) (United Kingdom)	6,625	444,537

Chevron Corp.	10,000	735,300

Exxon Mobil Corp.	16,625	1,273,974

Integrated Telecommunication Services 1.03%		663,240

AT&T, Inc.	11,625	415,594

Verizon Communications, Inc.	6,650	247,646

Investment Banking & Brokerage 2.25%		1,445,863

Goldman Sachs Group, Inc. (The)	850	169,448

Morgan Stanley	15,675	1,276,415

Life & Health Insurance 3.20%		2,052,526

Aegon NV (Netherlands) (C)	43,725	832,581

Aegon NV (ADR) (Netherlands)	229	4,339

MetLife, Inc.	20,600	1,215,606

Movies & Entertainment 0.66%		423,635

Viacom, Inc. (Class B) (I)	10,325	423,635

Multi-Line Insurance 0.14%		89,575

American International Group, Inc.	1,250	89,575

Multi-Utilities 1.96%		1,258,663

Dominion Resources, Inc.	3,800	318,592

Sempra Energy	16,775	940,071

Office Electronics 1.87%		1,203,223

Ricoh Co., Ltd. (Japan)	59,000	1,203,223

Packaged Foods & Meats 1.39%		892,386

Kraft Foods, Inc. (Class A)	18,700	667,590
Sara Lee Corp.	13,200	224,796

See notes to financial statements

Classic Value Fund II

11

F I N A N C I A L   S T A T E M E N T S

Issuer	Shares	Value

Pharmaceuticals 7.69%		$4,941,932

Abbott Laboratories	8,925	434,737

Bristol-Myers Squibb Co.	69,150	1,820,028

Johnson & Johnson	8,700	574,374

Pfizer, Inc.	81,575	2,112,793

Property & Casualty Insurance 8.17%		5,251,607

ACE Ltd. (Cayman Islands)	7,450	451,247

Allstate Corp. (The)	27,500	1,790,525

Chubb Corp. (The)	7,450	394,179

Fidelity National Information Services, Inc.	15,497	621,275

Fidelity National Financial, Inc. (Class A)	6,234	148,868

XL Capital Ltd. (Class A) (Cayman Islands)	25,625	1,845,513

Publishing 0.02%		9,512

Idearc, Inc. (I)	332	9,512

Railroads 1.43%		920,200

Union Pacific Corp.	10,000	920,200

Restaurants 1.49%		957,922

Compass Group Plc (United Kingdom)	168,775	957,922

Soft Drinks 0.95%		611,569

Coca-Cola Co. (The)	12,675	611,569

Specialty Stores 0.56%		360,045

Bed Bath & Beyond, Inc. (I)	9,450	360,045

Systems Software 5.61%		3,606,039

CA, Inc.	77,850	1,763,302

Microsoft Corp.	40,675	1,214,556

Oracle Corp. (I)	36,650	628,181

Thrifts & Mortgage Finance 10.01%		6,430,339

Countrywide Financial Corp.	29,925	1,270,316

Fannie Mae	31,500	1,870,785

Freddie Mac	27,925	1,896,107

Washington Mutual, Inc.	30,625	1,393,131

Wireless Telecommunication Services 2.40%		1,538,518

Alcatel-Lucent (ADR) (France)	108,194	1,538,518

Total investments (Cost $56,005,146) 92.14%		$59,195,278

Other assets and liabilities, net 7.86%		$5,051,686

Total net assets 100.00%		$64,246,964

(C) Parenthetical disclosure of a country in the security description represents country of issuer; however, the security is euro-denominated.

(I) Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Classic Value Fund II

12

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $56,005,146)	$59,195,278
Cash and cash equivalents	5,927,500
Receivable for shares sold	1,384,207
Dividends and interest receivable	45,552
Receivable from affiliates	49,522

Total assets	66,602,059

Liabilities

Payable for investments purchased	2,234,034
Payable for shares repurchased	30,169
Payable to affiliates
Management fees	38,189
Distribution and service fees	7,366
Other	8,247
Other payables and accrued expenses	37,090

Total liabilities	2,355,095

Net assets

Capital paid-in	60,941,659
Accumulated net realized gain on investments and foreign currency transactions	115,693
Net unrealized appreciation of investments	3,190,132
Distributions in excess of net investment income	(520)

Net assets	$64,246,964

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($38,636,241 ÷ 3,392,623 shares)	$11.39
Class B ($5,938,661 ÷ 522,723 shares)	$11.36
Class C ($15,319,648 ÷ 1,348,195 shares)	$11.36
Class I ($3,795,817 ÷ 333,268 shares)	$11.39
Class R ($556,597 ÷ 48,869 shares)	$11.39

Maximum offering price per share

Class A1 ($11.39 ÷ 95%)	$11.99

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Classic Value Fund II

13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the period ended 12-31-06.1

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $2,197)	$235,159
Interest	25,612

Total investment income	260,771

Expenses

Investment management fees (Note 2)	108,912
Distribution and service fees (Note 2)	62,090
Class A, B and C transfer agent fees (Note 2)	20,194
Class I transfer agent fees (Note 2)	214
Class R transfer agent fees	434
Accounting and legal services fees (Note 2)	1,933
Compliance fees	1,000
Blue sky fees	91,861
Professional fees	24,907
Printing fees	11,301
Custodian fees	8,122
Trustees’ fees	185
Miscellaneous	846

Total expenses	331,999
Less expense reductions (Note 2)	(127,903)

Net expenses	204,096

Net investment income	56,675

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	246,503
Foreign currency transactions	(21,101)
Change in net unrealized appreciation (depreciation) of investments	3,190,132

Net realized and unrealized gain	3,415,534

Increase in net assets from operations	$3,472,209

1 Beginning of operations from 7-7-06 through 12-31-06.

See notes to financial statements

Classic Value Fund II

14

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed since inception. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

Period
ended
12-31-06[1]

Increase (decrease) in net assets

From operations
Net investment income	$56,675
Net realized gain	225,402
Change in net unrealized appreciation (depreciation)	3,190,132

Increase in net assets resulting from operations	3,472,209

Distributions to shareholders
From net investment income
Class A	(40,455)
Class I	(9,348)
From net realized gain
Class A	(78,597)
Class B	(12,170)
Class C	(31,628)
Class I	(7,156)
Class R	(1,259)
(180,613)
From Fund share transactions	60,955,368

Net assets

End of period[2]	$64,246,964

1 Beginning of operations from 7-7-06 through 12-31-06.

2 Includes distributions in excess of net investment income of $520.

See notes to financial statements

Classic Value Fund II

15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since inception.

CLASS A SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.03
Net realized and unrealized
gain on investments	1.40
Total from investment operations	1.43
Less distributions
From net investment income	(0.01)
From net realized gain	(0.03)
(0.04)
Net asset value, end of period	$11.39
Total return[3] (%)	14.29[4,7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$39
Ratio of net expenses to average
net assets (%)	1.30[5]
Ratio of gross expenses to average
net assets (%)	2.24[5,6]
Ratio of net investment income
to average net assets (%)	0.63[5]
Portfolio turnover (%)	12[7]

See notes to financial statements

Classic Value Fund II

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized
gain on investments	1.40
Total from investment operations	1.39
Less distributions
From net realized gain	(0.03)
Net asset value, end of period	$11.36
Total return[3] (%)	13.86[4,7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$6
Ratio of net expenses to average
net assets (%)	2.05[5]
Ratio of gross expenses to average
net assets (%)	2.99[5,6]
Ratio of net investment loss
to average net assets (%)	(0.11)[5]
Portfolio turnover (%)	12[7]

See notes to financial statements

Classic Value Fund II

17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized
gain on investments	1.40
Total from investment operations	1.39
Less distributions
From net realized gain	(0.03)
Net asset value, end of period	$11.36
Total return[3] (%)	13.86[4,7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$15
Ratio of net expenses to average
net assets (%)	2.05[5]
Ratio of gross expenses to average
net assets (%)	2.99[5,6]
Ratio of net investment loss
to average net assets (%)	(0.15)[5]
Portfolio turnover (%)	12[7]

See notes to financial statements

Classic Value Fund II

18

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.04
Net realized and unrealized
gain on investments	1.41
Total from investment operations	1.45
Less distributions
From net investment income	(0.03)
From net realized gain	(0.03)
(0.06)
Net asset value, end of period	$11.39
Total return[3] (%)	14.50[4,7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$4
Ratio of net expenses to average
net assets (%)	0.94[5]
Ratio of gross expenses to average
net assets (%)	1.88[5,6]
Ratio of net investment income
to average net assets (%)	0.74[5]
Portfolio turnover (%)	12[7]

See notes to financial statements

Classic Value Fund II

19

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-06[1]

Per share operating performance

Net asset value, beginning of period	$10.00
Net investment income[2]	0.02
Net realized and unrealized
gain on investments	1.40
Total from investment operations	1.42
Less distributions
From net realized gain	(0.03)
Net asset value, end of period	$11.39
Total return[3] (%)	14.16[4,7]

Ratios and supplemental data

Net assets, end of period
(in millions)	$1
Ratio of net expenses to average
net assets (%)	1.46[5]
Ratio of gross expenses to average
net assets (%)	2.40[5,6]
Ratio of net investment income
to average net assets (%)	0.46[5]
Portfolio turnover (%)	12[7]

1 Beginning of operations from 7-7-06 through 12-31-06.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Annualized.

6 Does not take into consideration expense reductions during the periods shown.

7 Not annualized.

See notes to financial statements

Classic Value Fund II

20

Notes to financial statements

Note 1 Accounting policies

John Hancock Classic Value Fund II (the “Fund”) is a diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on July 7, 2006.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the close of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in “Foreign currency translation” below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Classic Value Fund II

21

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2006.

Federal income taxes

The Fund intends to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any,

Classic Value Fund II

22

resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $180,613. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the component of distributable earnings on a tax basis included $143,750 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $2,500,000,000, (b) 0.78% of the next $2,500,000,000 and (c) 0.76% in excess of $5,000,000,000. The Adviser has a sub-advisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

Effective July 1, 2006, the Adviser contractually limited the Fund’s total expenses to 1.32% of the Fund’s average daily net assets for Class A shares at least until June 30, 2007. Accordingly, the expense reductions related to this total expense limitation amounted to $127,903 for the period ended December 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset values and 0.50% for Class R average net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Classic Value Fund II

23

Expenses under the agreements described
above for the period ended December 31,
2006 were as follows:

Distribution and
Share class	service fees

Class A	$22,865
Class B	11,780
Class C	26,892
Class R	553
Total	$62,090

Class A shares are assessed up-front sales charges. During the period ended December 31, 2006, JH Funds received net up-front sales charges of $498,042 with regard to sales of Class A shares. Of this amount, $79,634 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $415,748 was paid as sales commissions to unrelated broker-dealers and $2,660 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. John Hancock Life Insurance Company (“JHLICO”) is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended December 31, 2006, CDSCs received by JH Funds amounted to $934 for Class B shares and $716 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B, Class C and Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $1,933. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 923,165, 20,046, 20,046, 20,105 and 20,045 Class A, Class B, Class C, Class I and Class R shares of beneficial interest, respectively, of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Classic Value Fund II

24

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last period, along with the corresponding dollar value.

	Period ended 12-31-06[1]
	Shares	Amount

Class A shares

Sold	3,415,796	$36,642,179
Distributions reinvested	9,891	112,464
Repurchased	(33,064)	(367,315)
Net increase	3,392,623	$36,387,328

Class B shares

Sold	540,125	$5,857,582
Distributions reinvested	874	9,915
Repurchased	(18,276)	(203,482)
Net increase	522,723	$5,664,015

Class C shares

Sold	1,366,860	$14,895,524
Distributions reinvested	2,574	29,218
Repurchased	(21,239)	(229,731)
Net increase	1,348,195	$14,695,011

Class I shares

Sold	332,852	$3,687,416
Distributions reinvested	1,413	16,063
Repurchased	(997)	(11,084)
Net increase	333,268	$3,692,395

Class R shares

Sold	48,760	$515,380
Distributions reinvested	111	1,259
Repurchased	(2)	(20)
Net increase	48,869	$516,619

Net increase	5,645,678	$60,955,368

1 Beginning of operations from 7-7-06 through 12-31-06.

Classic Value Fund II

25

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended December 31, 2006, aggregated $58,872,602 and $3,113,959, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes was $56,033,723. Gross unrealized appreciation and depreciation of investments aggregated $3,274,720 and $113,165, respectively, resulting in net unrealized appreciation of $3,161,555. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and on investments in passive foreign investment companies.

Note 5
Reclassification of accounts

During the period ended December 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized gain on investments of $21,101, a decrease in accumulated net investment income of $7,392 and a decrease in capital paid-in of $13,709. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for certain foreign currency adjustments and non-deductible organizational costs. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

Classic Value Fund II

26

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of
John Hancock Classic Value Fund II,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Class Value Fund II (the “Fund”) as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period July 7, 2006 (commencement of operations) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

27

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 73.35% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

28

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock
Classic Value Fund II

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”), and (ii) the subadvisory agreement with Pzena Investment Management, LLC (the “Subadviser”) for the John Hancock Classic Value Fund II (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on June 5-6, 2006, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also consider information that was provided in connection with the Trustees’ annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates. The Board also reviewed the investment performance of similar accounts managed by the Subadviser compared to the performance of an index.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support approval of the Advisory Agreements.

Investment advisory and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory rate to be payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the average fee paid by a group of similar funds selected by the Adviser. The Board concluded that the Advisory Agreement Rate was reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management

29

fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expenses information for the similar funds. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described above.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Factors not considered relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Trustees noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Trustee considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement and the Subadvisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement and the Subadvisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2006	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2006	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2006	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2006	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2006	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2006	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2006	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2006	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2006	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2006	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2006

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2006

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2006

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Pzena Investment	John Hancock Signature	Independent registered
Management, LLC	Services, Inc.	public accounting firm
120 West 45th Street,	1 John Hancock Way,	PricewaterhouseCoopers LLP
20th Floor	Suite 1000	125 High Street
New York, NY 10036	Boston, MA 02217-1000	Boston, MA 02110

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Classic Value Fund II.

3500A 12/06
           2/07

John Hancock MUTUAL FUNDS

John Hancock
Classic Value Fund

Annual Report
12.31.06

CEO corner

Your fund at a glance
page 1

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 1 0

Financial statements
page 1 3

Notes to financial
statements
page 2 1

Trustees and officers
page 3 2

For more information
page 3 6

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by investing at least 80% of its assets in domestic equity securities that the subadviser believes are currently undervalued relative to the market, based on estimated future earnings and cash flow.

Over the last twelve months

► Stocks posted double-digit gains thanks to strong corporate earnings and robust merger activity.

► The Fund produced a healthy absolute return but trailed both its peer group and benchmark index.

► The portfolio’s financial stocks contributed favorably to performance, while a lack of exposure to the more cyclical sectors of the market detracted from results.

John Hancock Classic Value Fund

Fund performance for the year ended December 31, 2006.

Total returns for the Fund are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Top 10 holdings

Citigroup, Inc.	4.8%	XL Capital Ltd. (Class A)	3.9%

Allstate Corp. (The)	4.1%	Bristol-Myers Squibb Co.	3.8%

Alcatel-Lucent-Sponsored ADR	4.1%	Pfizer, Inc.	3.8%

Wal-Mart Stores, Inc.	4.1%	Freddie Mac	3.4%

Fannie Mae	3.9%	Whirlpool Corp.	3.0%

As a percentage of net assets on December 31, 2006.

1

Managers’ report

John Hancock
Classic Value Fund

In September 2006, John Hancock Classic Value Fund closed to new investors due to capacity constraints. Exceptions have been made for existing shareholders and for those investors who purchase shares through certain retirement plans, fee-based investment or mutual fund wrap programs.

In 2006, the U.S. stock market posted surprisingly robust returns. Despite evidence of slowing economic growth, stocks rallied sharply as corporate profits were notably stronger than expected — the S&P 500 Index extended its still-active streak of double-digit earnings growth to 14 consecutive quarters. Historically, earnings estimates become overly optimistic in the late stages of an economic expansion, but that wasn’t the case in 2006. Wall Street analysts consistently underestimated the strength of corporate earnings.

Much of the market’s rally occurred in the second half of the year, sparked by a plunge in energy prices and the Federal Reserve’s decision to hold interest rates steady after two years of repeated rate hikes. Merger activity also increased markedly, led by a sharp rise in leveraged buyouts by private equity firms.

Value stocks continued to outperform growth-oriented issues during the year, leading to further compression in already-narrow valuation spreads. The Russell 3000 Value Index returned 22.34% in 2006, well ahead of the 9.46% return of the Russell 3000 Growth Index.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Sempra Energy	▲	Southern California utility with a profitable commodity
trading business
AutoZone	▲	Auto parts retailer benefited from superior profit margins
Wal-Mart	▼	Sluggish sales and slowing growth weighed on the discount retailer

2

Portfolio Managers, Pzena Investment Management, LLC
Richard S. Pzena, John P. Goetz, Antonio DeSpirito, III

Fund performance

For the year ended December 31, 2006, John Hancock Classic Value Fund’s Class A, Class B, Class C, Class I and Class R shares posted total returns of 16.54%, 15.68%, 15.64%, 17.01% and 16.15%, respectively, at net asset value. The Fund trailed the 18.18% return of the average large value fund, according to Morningstar, Inc.,1 and the 22.24% return of the Russell 1000 Value Index. Keep in mind that your net asset value return will be different from the Fund’s performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

We are pleased with the Fund’s absolute return in 2006, especially given the compressed valuations in the market. While outperforming the 15.79% return of the broad market, as measured by the S&P 500 Index, the Fund underperformed its benchmark value index and Morningstar peer group average, largely because of adverse sector allocation

“In 2006, the U.S. stock
market posted surprisingly
robust returns.”

Fund strategy

We select our investments from a universe of the 500 largest U.S. stocks, with a focus on the most undervalued segment. We generally seek companies that display four key characteristics: (1) a low price relative to normal earnings; (2) current earnings that are below normal; (3) a credible plan to restore normal earnings; and (4) a solid business with a sustainable competitive advantage and downside protection.

Classic Value Fund

3

Sector weightings detracted from performance

Although we focus on individual companies, our investment strategy typically leads us to sectors of the market where earnings are below normal, while generally avoiding those sectors with above normal earnings. In 2006, the sectors with above trend earnings included energy, materials, utilities and telecommunication services. Not surprisingly, the portfolio had very limited exposure to these sectors of the market. Unfortunately, these four sectors maintained their market leadership in 2006, creating some considerable performance headwinds for the portfolio.

On the other side of the coin, sectors that attracted our interest because of their below normal earnings included information technology, health care, financials and consumer discretionary — all of which were overweight positions in the portfolio. Although these sectors produced double-digit increases during 2006, most of them underperformed the index somewhat during this period, detracting from relative performance.

Financial stocks topped the list

Looking at individual holdings, the top three performance contributors came from the financial sector, which was the largest sector weighting in the portfolio. The best performer was financial services giant Morgan Stanley, which we added to the portfolio in 2005 after a CEO controversy and struggles in their brokerage and investment management businesses led to a significant sell-off in the stock. Since then, the company has made progress in turning around its underperforming divisions and it also benefited from the robust performance in the financial markets.

Other top performers included property and casualty insurer Allstate Corp., which benefited from a mild 2006 hurricane season, and government-sponsored mortgage lender Fannie Mae, which rebounded sharply in the second half of the year as the company made significant headway on earnings restatements resulting from accounting irregularities.

SECTOR DISTRIBUTION[2]
Financials	40%
Consumer
discretionary	14%
Health care	11%
Information technology	8%
Consumer staples	7%
Utilities	4%
Industrials	4%
Telecommunication
services	4%
Energy	2%

Technology lagged

Given the stock market’s strong returns in 2006, very few stocks in the portfolio declined during the year. The most noteworthy detractor from performance was CA, Inc., formerly known as Computer Associates. The software company reported

Classic Value Fund

4

disappointing bookings and cash flows in the past couple of quarters, putting downward pressure on the stock. From our perspective, these are short-term lulls in the company’s booking and billing cycles and they have no meaningful effect on the long-term fundamental strength of the business.

“Looking at individual holdings,
the top three performance
contributors came from the
financial sector…”

Portfolio changes

We continued to find high-quality companies that fell out of favor and into the most undervalued portion of our investment universe. Many of the companies added to the portfolio in 2006 came from the consumer discretionary and financial sectors. Examples include retailers Home Depot, Inc. and Wal-Mart Stores, Inc., as well as financial services firms Washington Mutual, Inc. and Fidelity National.

On the sell side, we eliminated long-time holdings — airline manufacturer Boeing and computer maker Hewlett-Packard — from the portfolio after they reached fair value.

Outlook

We are excited by our portfolio as it is currently positioned. The quality of businesses in the portfolio is the best it has ever been. We will continue to scour the market for high-quality stocks with attractive valuations that have been ignored by the market. One area of potential opportunity going forward is housing-related stocks, which have been under pressure as the housing market has slumped.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

Classic Value Fund

5

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A1	6-24-96	10.69%	11.92%	12.26%	—	10.69%	75.61%	218.00%	—

B	11-11-02	10.68	—	—	18.61%	10.68	—	—	102.59%

C	11-11-02	14.64	—	—	18.88	14.64	—	—	104.52

I [2]	11-11-02	17.01	—	—	20.27	17.01	—	—	114.57

R2	8-5-03	16.15	—	—	17.07	16.15	—	—	71.03

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective November 8, 2002, shareholders of the former Pzena Focused Value Fund became owners of that number of full and fractional shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund. The performance of the former Pzena Focused Value Fund reflects stocks selected from the largest 1,000 publicly traded U.S. companies, whereas the Fund invests in stocks selected from the 500 largest such companies.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Classic Value Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in two separate indexes.

		Without sales	With maximum
Class	Period beginning	charge	sales charge	Index 1	Index 2

B	11-11-02	$20,459	$20,259	$20,431	$17,455

C1	11-11-02	20,452	20,452	20,431	17,455

I [2]	11-11-02	21,457	21,457	20,431	17,455

R2	8-5-03	17,103	17,103	17,758	15,633

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell 1000 Value Index — Index 1 — is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

Standard & Poor’s 500 Index — Index 2 — is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Classic Value Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,147.20	$7.02

Class B	1,000.00	1,143.30	10.64

Class C	1,000.00	1,142.80	11.05

Class I	1,000.00	1,149.60	4.82

Class R	1,000.00	1,144.80	9.27

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Classic Value Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,018.67	$6.60

Class B	1,000.00	1,015.28	10.00

Class C	1,000.00	1,014.90	10.39

Class I	1,000.00	1,020.72	4.53

Class R	1,000.00	1,016.56	8.72

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 1.97%, 2.05%, 0.89% and 1.72% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Classic Value Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 94.29%		$8,529,528,808
(Cost $7,357,959,882)
Apparel Retail 2.49%		224,866,653

TJX Cos., Inc. (The)	7,884,525	224,866,653
Auto Parts & Equipment 6.03%		545,516,330

AutoZone, Inc. (I)	1,629,350	188,287,686

Johnson Controls, Inc.	1,603,025	137,731,908

Magna International, Inc. (Class A) (Canada) (L)	2,724,975	219,496,736
Broadcasting & Cable TV 0.88%		79,919,797

CBS Corp. (Class B)	2,563,175	79,919,797
Data Processing & Outsourced Services 1.54%		138,982,472

Affiliated Computer Services, Inc. (Class A) (I)	475,900	23,242,956

Computer Sciences Corp. (I)	2,168,625	115,739,516
Diversified Banks 1.92%		173,820,429

Comerica, Inc.	2,962,175	173,820,429
Diversified Financial Services 9.61%		869,275,958

Bank of America Corp.	4,284,950	228,773,480

Citigroup, Inc.	7,722,425	430,139,073

JPMorgan Chase & Co.	4,355,350	210,363,405
Electric Utilities 1.26%		114,103,332

Wisconsin Energy Corp.	2,404,200	114,103,332
Health Care Distributors 1.79%		162,047,080

AmerisourceBergen Corp.	3,604,250	162,047,080
Home Improvement Retail 1.28%		116,249,144

Home Depot, Inc. (The)	2,894,650	116,249,144
Household Appliances 2.99%		270,582,935

Whirlpool Corp.	3,259,250	270,582,935
Household Products 1.56%		140,717,655

Kimberly-Clark Corp.	2,070,900	140,717,655
Hypermarkets & Super Centers 4.09%		369,605,093

Wal-Mart Stores, Inc.	8,003,575	369,605,093
Independent Power Producers & Energy Traders 0.00%		413

Dynegy, Inc. (Class A) (I)	57	413

See notes to financial statements

Classic Value Fund

10

F I N A N C I A L  S T A T E M E N T S

Issuer	Shares	Value

Industrial Conglomerates 2.49%		$225,688,840

Tyco International Ltd. (Bermuda)	7,423,975	225,688,840
Insurance Brokers 1.24%		112,025,150

Aon Corp.	3,169,925	112,025,150
Integrated Oil & Gas 1.77%		160,263,317

BP Plc, American Depositary Receipt (ADR) (United Kingdom)	2,388,425	160,263,317
Investment Banking & Brokerage 2.62%		236,731,260

Morgan Stanley	2,907,175	236,731,260
Life & Health Insurance 5.66%		512,316,054

MetLife, Inc.	4,350,850	256,743,658

Torchmark Corp.	4,008,350	255,572,396
Multi-Utilities 2.54%		230,173,092

Sempra Energy	4,107,300	230,173,092
Packaged Foods & Meats 1.15%		104,152,074

Sara Lee Corp.	6,115,800	104,152,074
Pharmaceuticals 9.42%		852,063,081

Bristol-Myers Squibb Co.	13,220,475	347,962,902

Johnson & Johnson	2,390,700	157,834,014

Pfizer, Inc.	13,369,350	346,266,165
Property & Casualty Insurance 9.52%		861,056,841

Allstate Corp. (The)	5,743,075	373,931,613

Fidelity National Information Services, Inc.	1,595,395	63,959,386

Fidelity National Financial, Inc. (Class A) (L)	3,110,375	74,275,755

XL Capital Ltd. (Class A) (Cayman Islands)	4,844,350	348,890,087
Railroads 1.77%		160,243,628

Union Pacific Corp.	1,741,400	160,243,628
Systems Software 6.91%		624,942,137

CA, Inc.	10,945,375	247,912,744

Microsoft Corp.	8,059,300	240,650,698

Oracle Corp. (I)	7,956,750	136,378,695
Thrifts & Mortgage Finance 9.67%		874,563,791

Fannie Mae	5,984,575	355,423,909

Freddie Mac	4,486,075	304,604,493

Washington Mutual, Inc. (L)	4,716,100	214,535,389
Wireless Telecommunication Services 4.09%		369,622,252

Alcatel-Lucent-Sponsored (ADR) (France) (L)	25,993,126	369,622,252

See notes to financial statements

Classic Value Fund

11

F I N A N C I A L  S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 8.19%			$740,364,098
(Cost $740,364,098)
Joint Repurchase Agreement 5.82%			526,011,000

Investment in a joint repurchase
agreement transaction with
Cantor Fitzgerald, L.P. — Dated
12-29-06, due 1-3-07 (Secured by
U.S. Treasury Inflation Indexed
Notes 1.625%, due 1-15-15,
2.500%, due 7-15-16, and 3.875%,
due 1-15-09).
Maturity value: $526,370,441	4.920%	$526,011	526,011,000

		Shares
Cash Equivalents 2.37%			214,353,098

AIM Cash Investment Trust (T)		214,353	214,353,098

Total investments (Cost $8,098,323,980) 102.48%			$9,269,892,906

Other assets and liabilities, net (2.48%)			($224,015,843)

Total net assets 100.00%			$9,045,877,063

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of December 31, 2006.

(T) Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Classic Value Fund

12

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value (cost $8,098,323,980)
including $208,528,234 of securities loaned	$9,269,892,906
Cash and cash equivalents	322,686
Receivable for shares sold	32,551,267
Dividends and interest receivable	10,350,943
Receivable from affiliates	88,949
Other assets	38,301
Total assets	9,313,245,052

Liabilities

Payable for investments purchased	16,113,074
Payable for shares repurchased	27,526,723
Payable upon return of securities loaned	214,353,098
Payable to affiliates
Management fees	6,248,532
Distribution and service fees	729,097
Other	1,155,415
Other payables and accrued expenses	1,242,050
Total liabilities	267,367,989

Net assets

Capital paid-in	7,801,104,386
Accumulated net realized gain on investments	73,205,387
Net unrealized appreciation of investments	1,171,568,926
Distribution in excess of net investment income	(1,636)
Net assets	$9,045,877,063

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($5,986,756,342 ÷ 216,391,780 shares)	$27.67
Class B ($332,088,206 ÷ 12,118,578 shares)	$27.40
Class C ($1,131,747,629 ÷ 41,313,311 shares)	$27.39
Class I ($1,566,575,357 ÷ 56,495,891 shares)	$27.73
Class R ($28,709,529 ÷ 1,037,556 shares)	$27.67

Maximum offering price per share

Class A1 ($27.67 ÷ 95%)	$29.13

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Classic Value Fund

13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $534,767)	$141,637,240
Interest	11,353,232
Securities lending	165,681
Total investment income	153,156,153

Expenses

Investment management fees (Note 2)	58,019,086
Distribution and service fees (Note 2)	24,659,850
Class A, B and C transfer agent fees (Note 2)	9,470,144
Class I transfer agent fees (Note 2)	549,035
Class R transfer agent fees (Note 2)	57,533
Accounting and legal services fees (Note 2)	1,030,676
Compliance fees	183,895
Blue sky fees	1,107,604
Custodian fees	988,701
Printing fees	517,422
Trustees’ fees	275,081
Professional fees	170,654
Securities lending fees	6,462
Miscellaneous	319,524
Total expenses	97,355,667
Less expense reductions (Note 2)	(844,492)
Net expenses	96,511,175
Net investment income	56,644,978

Realized and unrealized gain

Net realized gain on investments	337,448,543
Change in net unrealized appreciation (depreciation) of investments	731,449,003
Net realized and unrealized gain	1,068,897,546
Increase in net assets from operations	$1,125,542,524

See notes to financial statements

Classic Value Fund

14

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05	12-31-06

Increase (decrease) in net assets

From operations
Net investment income	$16,613,327	$56,644,978
Net realized gain	88,835,608	337,448,543
Change in net unrealized appreciation (depreciation)	229,957,656	731,449,003
Increase in net assets resulting from operations	335,406,591	1,125,542,524
Distributions to shareholders
From net investment income
Class A	(11,656,610)	(40,222,324)
Class I	(4,882,960)	(16,820,199)
Class R	(15,902)	(88,050)
From net realized gain
Class A	(34,963,457)	(176,103,905)
Class B	(3,545,932)	(10,051,102)
Class C	(9,880,555)	(34,218,336)
Class I	(7,275,068)	(46,267,925)
Class R	(140,057)	(853,592)
	(72,360,541)	(324,625,433)
From Fund share transactions	2,503,987,241	3,423,713,999

Net assets

Beginning of period	2,054,212,682	4,821,245,973
End of period[1]	$4,821,245,973	$9,045,877,063

1 Accumulated (distributions in excess of) net investment income of $89,312 and ($1,636), respectively.

See notes to financial statements

Classic Value Fund

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	4-30-02[1]	12-31-02[2,3]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$16.08	$18.16	$15.07	$20.27	$23.01	$24.64
Net investment income[4]	0.05	0.05	0.20	0.17	0.15	0.23
Net realized and unrealized
gain (loss) on investments	2.42	(2.68)	5.25	2.73	1.88	3.84
Total from investment operations	2.47	(2.63)	5.45	2.90	2.03	4.07
Less distributions
From net investment income	(0.06)	(0.02)	(0.13)	(0.09)	(0.10)	(0.19)
From net realized gain	(0.33)	(0.44)	(0.12)	(0.07)	(0.30)	(0.85)
	(0.39)	(0.46)	(0.25)	(0.16)	(0.40)	(1.04)
Net asset value, end of period	$18.16	$15.07	$20.27	$23.01	$24.64	$27.67
Total return[5] (%)	15.67[6]	(14.00)[6,7]	36.25[6]	14.28[6]	8.81[6]	16.54

Ratios and supplemental data

Net assets, end of period
(in millions)	$22	$22	$145	$1,223	$3,017	$5,987
Ratio of net expenses to average
net assets (%)	1.25	1.27[8]	1.16	1.30	1.32	1.30
Ratio of gross expenses to average
net assets (%)	2.01[9]	2.57[8,9]	1.52[9]	1.40[9]	1.36[9]	1.30
Ratio of net investment income
to average net assets (%)	0.34	0.44[8]	1.13	0.81	0.65	0.89
Portfolio turnover (%)	38	47[7]	25	16	27	20

See notes to financial statements

Classic Value Fund

16

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$14.11	$15.05	$20.24	$22.89	$24.42
Net investment income (loss)[4]	—[11]	0.07	0.01	(0.03)	0.04
Net realized and unrealized
gain on investments	0.94	5.24	2.71	1.86	3.79
Total from investment operations	0.94	5.31	2.72	1.83	3.83
Less distributions
From net investment income	—	—[11]	—	—	—
From net realized gain	—	(0.12)	(0.07)	(0.30)	(0.85)
	—	(0.12)	(0.07)	(0.30)	(0.85)
Net asset value, end of period	$15.05	$20.24	$22.89	$24.42	$27.40
Total return[5] (%)	6.66[6,7]	35.36[6]	13.44[6]	7.99[6]	15.68

Ratios and supplemental data
Net assets, end of period
(in millions)	$1	$47	$200	$296	$332
Ratio of net expenses to average
net assets (%)	2.10[8]	1.91	2.05	2.07	2.01
Ratio of gross expenses to average
net assets (%)	6.82[8,9]	2.27[9]	2.15[9]	2.11[9]	2.01
Ratio of net investment income
(loss) to average net assets (%)	(0.06)[8]	0.38	0.03	(0.11)	0.17
Portfolio turnover (%)	47[7]	25	16	27	20

See notes to financial statements

Classic Value Fund

17

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$14.11	$15.05	$20.24	$22.89	$24.42
Net investment income (loss)[4]	—[11]	0.07	0.01	(0.02)	0.03
Net realized and unrealized
gain on investments	0.94	5.24	2.71	1.85	3.79
Total from investment operations	0.94	5.31	2.72	1.83	3.82
Less distributions
From net investment income	—	—[11]	—	—	—
From net realized gain	—	(0.12)	(0.07)	(0.30)	(0.85)
	—	(0.12)	(0.07)	(0.30)	(0.85)
Net asset value, end of period	$15.05	$20.24	$22.89	$24.42	$27.39
Total return[5] (%)	6.66[6,7]	35.36[6]	13.44[6]	7.99[6]	15.64

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$82	$423	$832	$1,132
Ratio of net expenses to average
net assets (%)	2.10[8]	1.91	2.05	2.07	2.05
Ratio of gross expenses to average
net assets (%)	6.82[8,9]	2.26[9]	2.15[9]	2.11[9]	2.05
Ratio of net investment income
(loss) to average net assets (%)	(0.10)[8]	0.39	0.04	(0.10)	0.13
Portfolio turnover (%)	47[7]	25	16	27	20

See notes to financial statements

Classic Value Fund

18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	12-31-02[10]	12-31-03	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$14.11	$15.08	$20.30	$23.05	$24.69
Net investment income[4]	0.03	0.27	0.27	0.26	0.34
Net realized and unrealized
gain on investments	0.94	5.26	2.73	1.88	3.86
Total from investment operations	0.97	5.53	3.00	2.14	4.20
Less distributions
From net investment income	—	(0.19)	(0.18)	(0.20)	(0.31)
From net realized gain	—	(0.12)	(0.07)	(0.30)	(0.85)
	—	(0.31)	(0.25)	(0.50)	(1.16)
Net asset value, end of period	$15.08	$20.30	$23.05	$24.69	$27.73
Total return[5,6] (%)	6.87[7]	36.81	14.77	9.28	17.01

Ratios and supplemental data

Net assets, end of period
(in millions)	$6	$23	$206	$665	$1,567
Ratio of net expenses to average
net assets (%)	0.77[8]	0.76	0.86	0.89	0.89
Ratio of gross expenses to average
net assets[9] (%)	5.49[8]	1.12	1.01	0.98	0.94
Ratio of net investment income
to average net assets (%)	1.62[8]	1.54	1.25	1.09	1.30
Portfolio turnover (%)	47[7]	25	16	27	20

See notes to financial statements

Classic Value Fund

19

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-03[10]	12-31-04	12-31-05	12-31-06

Per share operating performance
Net asset value, beginning of period	$17.20	$20.27	$23.02	$24.63
Net investment income[4]	0.05	0.07	0.08	0.13
Net realized and unrealized
gain on investments	3.24	2.75	1.86	3.85
Total from investment operations	3.29	2.82	1.94	3.98
Less distributions
From net investment income	(0.10)	—	(0.03)	(0.09)
From net realized gain	(0.12)	(0.07)	(0.30)	(0.85)
	(0.22)	(0.07)	(0.33)	(0.94)
Net asset value, end of period	$20.27	$23.02	$24.63	$27.67
Total return[5] (%)	19.21[6,7]	13.91[6]	8.44[6]	16.15

Ratios and supplemental data

Net assets, end of period
(in millions)	—[12]	$2	$12	$29
Ratio of net expenses to average
net assets (%)	1.55[8]	1.72	1.65	1.68
Ratio of gross expenses to average
net assets[9](%)	1.91[8,9]	1.82[9]	1.69[9]	1.68
Ratio of net investment income
to average net assets (%)	0.69[8]	0.35	0.34	0.51
Portfolio turnover (%)	25[7]	16	27	20

1 Audited by previous auditors.

2 Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of an equal number of full and fractional shares of Class A shares of the John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A of John Hancock Classic Value Fund.

3 Effective 12-31-02, the fiscal year changed from April 30 to December 31.

4 Based on the average of the shares outstanding.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Annualized.

9 Does not take into consideration expense reductions during the periods shown.

10 Class B, Class C and Class I shares began operations on 11-11-02. Class R shares began operations 8-5-03.

11 Less that $0.01 per share.

12 Less than $500,000.

See notes to financial statements

Classic Value Fund

20

Notes to financial statements

Note 1 Accounting policies

John Hancock Classic Value Fund (the “Fund”) is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to provide long-term growth of capital. In September 2006, the Fund was closed to most new investors.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturing of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Classic Value Fund

21

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. On December 31, 2006, the Fund loaned securities having a market value of $208,528,234 collateralized by cash in the amount of $214,353,098. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows:

Classic Value Fund

22

ordinary income $28,789,884 and long-term capital gain $43,570,657. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $89,265,564 and long-term capital gain $235,359,869. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the components of distributable earnings on a tax basis included $18,087,637 of undistributed ordinary income and $55,117,750 of undistributed long-term gain.

Such distributions and distributable income, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.85% of the first $2,500,000,000 of the Fund’s average daily net asset value, (b) 0.825% of the next $2,500,000 of the Fund’s daily net asset value and (c) 0.80% in excess of $5,000,000,000 of the Fund’s daily net asset value. The Adviser has a subadvisory agreement with Pzena Investment Management LLC. The Fund is not responsible for payment of the subadvisory fees.

From November 9, 2004 through April 30, 2006, the Adviser had agreed to limit the Fund’s total expenses, excluding distribution and service fees and transfer agent fees, to 0.89% of the Fund’s average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.33% and Class B and Class C shares to 2.08% of the net asset value of each respective class, on an annual basis. Effective May 1, 2006, the Adviser had agreed to limit the Fund’s total expenses, excluding distribution and service fees and transfer agent fees, to 0.89% of the Fund’s average daily net asset value, on an annual basis, and total operating expenses of Class A shares to 1.32% and Class B and Class C shares to 2.07% of the net asset value of each respective class, on an annual basis, at least until April 30, 2007. Accordingly, the expense reductions related to these total expense limitations amounted to $295,457 for the year ended December 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00%, 1.00% and 0.50% of the average daily net asset value of Class A, Class B, Class C and Class R, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Classic Value Fund

23

Expenses under the agreement described above for the year ended December 31, 2006 were as follows:

Distribution and
Share class	service fees

Class A	$11,304,680
Class B	3,064,129
Class C	10,190,691
Class R	100,350
Total	$24,659,850

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $5,979,863 with regard to sales of Class A shares. Of this amount, $807,942 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $5,108,782 was paid as sales commissions to unrelated broker-dealers and $63,139 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $553,022 for Class B shares and $192,471 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services had agreed to limit Class A, Class B and Class C transfer agent fees to 0.18% of each respective class’s average daily net asset value until April 30, 2007. There were no expense reductions related to Class A, Class B and Class C transfer agent fees limitation during the year ended December 31, 2006. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. Signature Services has agreed to waive the Class I transfer agent fee at least until April 30, 2007. Accordingly, the transfer agent expense for Class I shares was reduced by $549,035 for the year ended December 31, 2006. Signature Services reserves the right to terminate these limitations in the future. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate 0.05% of Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund’s asset based portion of the transfer agent fee for Class A, Class B and Class C if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions related to this voluntary asset based fee reduction during the year ended December 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $1,030,676. The Fund also paid the Adviser the amount of $1,463 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Classic Value Fund

24

The Adviser and other subsidiaries of JHLICO owned 5,814 Class R shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05		Year ended 12-31-06
	Shares	Amount	Shares	Amount

Class A shares
Sold	81,801,423	$1,919,619,314	117,043,819	$3,048,623,694
Distributions reinvested	1,770,952	43,530,013	7,355,963	203,613,033
Repurchased	(14,252,607)	(334,723,022)	(30,461,645)	(800,976,770)
Net increase	69,319,768	$1,628,426,305	93,938,137	$2,451,259,957

Class B shares
Sold	5,346,590	$123,506,075	2,326,765	$59,227,030
Distributions reinvested	133,959	3,264,574	335,892	9,210,152
Repurchased	(2,079,040)	(48,232,510)	(2,681,332)	(69,005,560)
Net increase (decrease)	3,401,509	$78,538,139	(18,675)	($568,378)

Class C shares
Sold	18,662,362	$433,682,040	11,926,885	$302,851,168
Distributions reinvested	363,873	8,867,589	1,148,648	31,484,442
Repurchased	(3,461,035)	(80,231,483)	(5,825,831)	(150,272,344)
Net increase	15,565,200	$362,318,146	7,249,702	$184,063,266

Class I shares
Sold	19,913,097	$471,402,090	34,873,183	$910,196,703
Distributions reinvested	378,711	9,327,645	1,789,171	49,631,588
Repurchased	(2,307,879)	(55,044,383)	(7,086,402)	(185,474,374)
Net increase	17,983,929	$425,685,352	29,575,952	$774,353,917

Class R shares
Sold	495,791	$11,590,120	782,124	$20,447,707
Distributions reinvested	6,107	150,100	33,785	935,166
Repurchased	(115,301)	(2,720,921)	(260,381)	(6,777,636)
Net increase	386,597	$9,019,299	555,528	$14,605,237

Net increase	106,657,003	$2,503,987,241	131,300,644	$3,423,713,999

Classic Value Fund

25

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $4,421,680,168 and $1,343,604,243, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $8,098,323,980. Gross unrealized appreciation and depreciation of investments aggregated $1,199,617,480 and $28,048,554, respectively, resulting in net unrealized appreciation of $1,171,568,926.

Note 5

Reclassification of accounts

During the period ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $27,369,240, a decrease in accumulated net investment loss of $394,647 and an increase in capital paid-in of $26,974,593. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for equalization. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Classic Value Fund

26

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock Classic Value Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Classic Value Fund (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the period ended April 30, 2002, was audited by other independent accountants, whose report dated May 31, 2002 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

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Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund has designated distributions to shareholders of $262,334,462 as long-term capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

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Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Classic Value Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Investment Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub- advisory agreement (the “Subadvisory Agreement”) with Pzena Investment Management, LLC (the “Subadviser”) for the John Hancock Classic Value Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

29

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board favorably noted that the Fund’s performance during the 1-, 3- and 5-year periods was appreciably higher than the performance of the Peer Group and Category medians, and its benchmark index, the Russell 1000 Value Index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the medians of the Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual

30

Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to additional breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	64
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	64
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2002	64
President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham, Born: 1944	2005	64
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

32

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	64
(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2002	64
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2002	64
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

33

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

34

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

35

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Pzena Investment	John Hancock Signature	Independent registered
Management, LLC	Services, Inc.	public accounting firm
120 West 45th Street,	1 John Hancock Way,	PricewaterhouseCoopers LLP
20th Floor	Suite 1000	125 High Street
New York, NY 10036	Boston, MA 02217-1000	Boston, MA 02110

Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Classic Value Fund.

3800A 12/06
2/07

John Hancock

MUTUAL FUNDS

John Hancock

Large Cap Select Fund

Annual Report

12.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 12

Notes to financial
statements
page 20

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks long-term growth of capital by normally investing at least 80% of its assets in equity securities of large-capitalization companies with market capitalizations in excess of $5 billion.

Over the last twelve months

► Stocks posted double-digit gains thanks to strong corporate earnings and robust merger activity.

► Individual stock selection was the biggest driver of performance.

► Generally detracting from performance were shares that investors viewed as too richly valued or companies that suffered near-term product or financial disappointments.

Top 10 holdings

Berkshire Hathaway, Inc. (Class A)	5.2%	Wal-Mart Stores, Inc.	4.4%

Johnson & Johnson	4.7%	American International Group, Inc.	4.3%

General Electric Co.	4.6%	PepsiCo, Inc.	4.3%

Procter & Gamble Co. (The)	4.6%	Microsoft Corp.	3.8%

Home Depot, Inc. (The)	4.6%	3M Co.	3.7%

As a percentage of net assets on December 31, 2006.

1

Managers’ report

John Hancock

Large Cap Select Fund

Large-cap stocks produced very strong returns for the 12-month period that ended December 31, 2006, gaining increasing strength as the year wore on. Throughout much of the first half of the period, large-cap stocks remained stuck in a trading range amid worries over slower economic growth, inflation and more interest rate hikes. But in early summer, large-cap stocks began to stage a strong rally that continued virtually uninterrupted throughout the remainder of the year.

Much of the equity market’s second-half success was due to investors’ increased faith that the Federal Reserve Board was done raising interest rates, that inflation remained anchored and that the economy, while slowing, would sidestep a recession. Corporate profit growth — which came in much better than many investors had predicted at the beginning of the year — also helped bolster stocks. During the final months of the period, large-cap stocks also benefited from the fact that investors increasingly focused on big, stable company stocks that they felt — based on valuations and a slowing economy — could finally start to outperform the small- and mid-cap stocks that had been the equity market’s leaders since 2000.

Performance

For the 12 months ended December 31, 2006, John Hancock Large Cap Select Fund’s Class A, Class B, Class C, Class I and Class R shares posted

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Berkshire
Hathaway	▲	Benign hurricane season helps premiums and profits

Merrill Lynch	▲	Acquisition of BlackRock plus commodity trading boost profits

Wal-Mart	▼	Slowing same-store sales hurts shares

2

Portfolio Managers, Shay Assets Management, Inc.
John J. McCabe and Mark F. Trautman

returns of 14.37%, 13.52%, 13.52%, 14.87% and 13.58%, respectively, at net asset value. That compared with the 14.15% gain of Morningstar, Inc.’s average large blend fund1 and the 15.79% return of the Standard & Poor’s 500 Index. Keep in mind that your net asset value return will be different from the Fund’s performance if you were invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

Leaders and laggards

Three of the biggest contributors to our performance during the past 12 months were Cisco Systems, Inc., Exxon Mobil Corp. and Merrill Lynch & Co., Inc. Shares of Cisco, the world’s number-one maker of routers and switchers that direct Internet traffic, rose nearly 60% during 2006 thanks to the company’s ability to generate better than expected financial results. Cisco’s profits, revenues and earnings each climbed, bolstered by its recent acquisition of Scientific-Atlanta, its ability to gain share in its core markets and its success in building a presence in new markets, such as video and IP communications. Exxon Mobil was another winner, benefiting from its ability to generate strong earnings gains, even as oil prices moderated. Merrill Lynch’s shares were buoyed by a fourth-quarter surge on huge gains in net income resulting in part from the merger of the company’s money-management division with BlackRock Inc. and strength in the company’s commodity trading and other business.

“Large-cap stocks produced very
strong returns for the 12-month
period that ended December 31,
2006, gaining increasing strength
as the year wore on. “

Among some other long-held investments, we saw good performance from Berkshire Hathaway, Inc., the portfolio of insurance and reinsurance companies run by Warren Buffett. Its shares climbed after the company

Large Cap Select Fund

3

reported strong profits that were fueled by a benign hurricane season. Harley-Davidson, Inc. was another of our best performers. After entering the year undervalued based on concerns about the company’s growth prospects, Harley rallied strongly thanks to a number of favorable financial trends that were spurred in part by strong sales of new products. We also enjoyed gains from drug and medical devices maker Abbott Laboratories. Although the company only matched Wall Street estimates for sales and earnings, the stock was helped by recent good news coming out of studies of the company’s anti-inflammatory drug HUMIRA, which has been approved to treat rheumatoid arthritis and an inflammatory spine condition. Advertising and marketing-services giant Omnicom Group, Inc. aided our performance, thanks to strong increases in profits and revenues.

Only a few of our holdings posted losses for the year, led by Dell, Inc. The company’s profit margins came under pressure due in large part to intensified competition. Our holdings in chewing gum maker Wm. Wrigley Jr. Co. also lagged. Investors were concerned about increased competition and the stock’s valuation. Our Wal-Mart Stores, Inc. shares — which posted only slightly modest gains for the year — were disappointing as investors worried over less favorable same-store sales trends and the company’s foray into trendy fashion. Our shares in Medtronic, Inc. an addition to the Fund in the first half of 2006, lost a modest bit of ground. Medtronic’s stock price came under pressure mid-year mainly due to declining industry sales of the implantable heart defibrillator after a competitor, Guidant, began issuing warnings of software glitches and battery problems in thousands of its devices. Later, investors also became concerned about cutbacks in Medicare reimbursement for the devices. That said, the stock’s second half gains — driven by Medtronic’s ability to steal market share away from its competitors — nearly completely offset its earlier declines.

SECTOR DISTRIBUTION[2]

Consumer staples	26%
Financials	17%
Health care	14%
Industrials	14%
Information technology	13%
Consumer discretionary	10%
Energy	3%

Buys and sells

Since our semiannual report to shareholders six months ago, we have made a few changes to the portfolio. We sold our position in Citigroup due to weak earnings growth and management’s inability to improve the business as fast as we had expected. Within the financial services space, we added bank Wells Fargo & Co., a company we like because it offers consistent earnings growth at a reasonable price.

Large Cap Select Fund

4

Outlook

We remain optimistic that the market leadership exhibited by large-cap stocks in the second half of 2006 can continue into 2007. In our view, smaller-capitalization stocks will face some stiff headwinds this year. Smaller-cap stocks performed unexpectedly well again in 2006 — the seventh year out of the last eight that small-cap stocks as measured by the Russell 2000 Index outpaced the broad S&P 500 Index. But at the end of the period, there was a growing consensus among investors that small-cap valuations were less attractive after their multi-year runup, especially give the hazy outlook for the economy. In contrast, we believe large-cap stocks remain undervalued and will continue to attract the attention of value-seeking investors. Furthermore, a slowing U.S. economy likely will attract investors to the types of companies we favor because they have a history of consistent earnings growth during both strong and weak economic cycles.

“Only a few of our holdings
posted losses for the year...”

This commentary reflects the views of the portfolio management team through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006.

Large Cap Select Fund

5

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A1	12-31-64	8.63%	2.10%	7.30%	—	8.63%	10.97%	102.33%	—

B	8-25-03	8.52	—	—	6.32%	8.52	—	—	22.78%

C	8-25-03	12.52	—	—	7.09	12.52	—	—	25.78

I [2]	8-25-03	14.87	—	—	8.32	14.87	—	—	30.72

R2	11-3-03	13.58	—	—	6.21	13.58	—	—	20.98

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I and Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 Effective August 22, 2003, shareholders of the former M.S.B. Fund, Inc. became owners of that number of full and fractional shares of Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Large Cap Select Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	8-25-03	$12,578	$12,278	$15,170

C1	8-25-03	12,578	12,578	15,170

I [2]	8-25-03	13,072	13,072	15,170

R2	11-3-03	12,098	12,098	14,189

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2006. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class I and Class R share prospectuses.

Large Cap Select Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,132.80	$7.34

Class B	1,000.00	1,128.10	11.31

Class C	1,000.00	1,128.10	11.31

Class I	1,000.00	1,135.20	5.10

Class R	1,000.00	1,129.40	10.62

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Large Cap Select Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,018.32	$6.95

Class B	1,000.00	1,014.58	10.70

Class C	1,000.00	1,014.58	10.70

Class I	1,000.00	1,020.43	4.83

Class R	1,000.00	1,015.24	10.05

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.37%, 2.11%, 2.11%, 0.95% and 1.98% for Class A, Class B, Class C, Class I and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to feflect the one-half year period).

Large Cap Select Fund

9

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 12-31-06

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 97.46%		$68,304,540

(Cost $48,569,478)

Advertising 3.28%		2,299,880

Omnicom Group, Inc.	22,000	2,299,880

Air Freight & Logistics 2.63%		1,846,540

FedEx Corp.	17,000	1,846,540

Brewers 3.51%		2,460,000

Anheuser-Busch Cos., Inc.	50,000	2,460,000

Communications Equipment 3.51%		2,459,700

Cisco Systems, Inc. (I)	90,000	2,459,700

Computer Hardware 2.86%		2,007,200

Dell, Inc. (I)	80,000	2,007,200

Consumer Finance 2.60%		1,820,100

American Express Co.	30,000	1,820,100

Data Processing & Outsourced Services 3.30%		2,314,750

Automatic Data Processing, Inc.	47,000	2,314,750

Diversified Banks 1.27%		889,000

Wells Fargo & Co.	25,000	889,000

Food Distributors 3.15%		2,205,600

Sysco Corp.	60,000	2,205,600

Health Care Equipment 3.44%		2,407,950

Medtronic, Inc.	45,000	2,407,950

Home Improvement Retail 4.58%		3,212,800

Home Depot, Inc. (The)	80,000	3,212,800

Household Products 4.59%		3,213,500

Procter & Gamble Co. (The)	50,000	3,213,500

Hypermarkets & Super Centers 4.35%		3,047,880

Wal-Mart Stores, Inc.	66,000	3,047,880

Industrial Conglomerates 8.29%		5,808,960

3M Co.	33,000	2,571,690

General Electric Co.	87,000	3,237,270

Industrial Machinery 2.64%		1,847,600

Illinois Tool Works, Inc.	40,000	1,847,600

See notes to financial statements

Large Cap Select Fund

10

F I N A N C I A L   S T A T E M E N T S

Issuer		Shares	Value

Insurance Brokers 5.18%			$3,629,670

Berkshire Hathaway, Inc. (Class A) (I)		33	3,629,670

Integrated Oil & Gas 3.28%			2,298,900

Exxon Mobil Corp.		30,000	2,298,900

Investment Banking & Brokerage 3.32%			2,327,500

Merrill Lynch & Co., Inc.		25,000	2,327,500

Motorcycle Manufacturers 2.51%			1,761,750

Harley-Davidson, Inc.		25,000	1,761,750

Multi-Line Insurance 4.29%			3,009,720

American International Group, Inc.		42,000	3,009,720

Packaged Foods & Meats 3.10%			2,172,240

Wrigley (Wm.) Jr. Co.		42,000	2,172,240

Pharmaceuticals 10.22%			7,161,000

Abbott Laboratories		50,000	2,435,500

Johnson & Johnson		50,000	3,301,000

Pfizer, Inc.		55,000	1,424,500

Soft Drinks 7.73%			5,414,900

Coca-Cola Co. (The)		50,000	2,412,500

PepsiCo, Inc.		48,000	3,002,400

Systems Software 3.83%			2,687,400

Microsoft Corp.		90,000	2,687,400

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 2.59%			$1,815,000

(Cost $1,815,000)

Joint Repurchase Agreement 2.59%			1,815,000

Investment in a joint repurchase agreement transaction
with Cantor Fitzgerald, L.P. — Dated 12-29-06,
due 1-3-07 (Secured by U.S. Treasury Inflation
Indexed Notes 1.625%, due 1-15-15, 2.500%,
due 7-15-16, and 3.875%, due 1-15-09).
Maturity value: $1,816,240	4.920%	$1,815	1,815,000

Total investments (Cost $50,384,478) 100.05%			$70,119,540

Other assets and liabilities, net (0.05%)			($37,122)

Total net assets 100.00%			$70,082,418

(I) Non-income-producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Large Cap Select Fund

11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (cost $50,384,478)	$70,119,540
Cash and cash equivalents	4,111
Receivable for shares sold	21,902
Dividends and interest receivable	76,799
Receivable from affiliates	3,173
Other assets	1,595

Total assets	70,227,120

Liabilities

Payable for shares repurchased	25,356
Payable to affiliates
Management fees	44,628
Distribution and service fees	5,313
Other	13,955
Other payables and accrued expenses	55,450

Total liabilities	144,702

Net assets

Capital paid-in	50,145,775
Accumulated net realized gain on investments	194,936
Net unrealized appreciation of investments	19,735,062
Accumulated net investment income	6,645

Net assets	$70,082,418

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($59,948,026 ÷ 3,121,800 shares)	$19.20
Class B ($3,726,571 ÷ 197,231 shares)	$18.89
Class C ($2,668,741 ÷ 141,251 shares)	$18.89
Class I ($3,451,734 ÷ 179,509 shares)	$19.23
Class R ($287,346 ÷ 15,066 shares)	$19.07

Maximum offering price per share

Class A1 ($19.20 ÷ 95%)	$20.21

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Large Cap Select Fund

12

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,165,268
Interest	101,352
Securities lending	1,509

Total investment income	1,268,129

Expenses

Investment management fees (Note 2)	526,823
Distribution and service fees (Note 2)	233,914
Class A, B and C transfer agent fees (Note 2)	132,893
Class I transfer agent fees (Note 2)	1,545
Class R transfer agent fees (Note 2)	1,699
Accounting and legal services fees (Note 2)	11,784
Compliance	1,985
Blue sky fees	79,379
Printing fees	33,654
Professional fees	24,735
Custodian fees	19,908
Trustees’ fees	3,633
Securities lending fees	207
Miscellaneous	22,994

Total expenses	1,095,153
Less expense reductions (Note 2)	(92,915)

Net expenses	1,002,238

Net investment income	265,891

Realized and unrealized gain

Net realized gain on investments	3,552,553
Change in net unrealized appreciation (depreciation) of investments	5,395,848

Net realized and unrealized gain	8,948,401

Increase in net assets from operations	$9,214,292

See notes to financial statements

Large Cap Select Fund

13

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05	12-31-06

Increase (decrease) in net assets

From operations
Net investment income	$118,387	$265,891
Net realized gain	1,653,939	3,552,553
Change in net unrealized appreciation (depreciation)	(3,778,602)	5,395,848
Increase (decrease) in net assets resulting from operations	(2,006,276)	9,214,292
Distributions to shareholders
From net investment income
Class A	(117,627)	(235,091)
Class I	(20,408)	(27,074)
From capital gain
Class A	(1,204,161)	(2,577,373)
Class B	(99,590)	(163,028)
Class C	(134,488)	(117,823)
Class I	(67,750)	(146,197)
Class R	(4,562)	(12,570)
	(1,648,586)	(3,279,156)
From Fund share transactions	(3,012,469)	(9,112,955)

Net assets

Beginning of period	79,927,568	73,260,237

End of period[1]	$73,260,237	$70,082,418

1 Includes accumulated net investment income of $2,919 and $6,645, respectively.

See notes to financial statements

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14

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	12-31-02[1]	12-31-03[2]	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$18.78	$15.27	$17.80	$18.44	$17.60
Net investment income (loss)[3]	—[4]	(0.01)	0.08	0.05	0.08
Net realized and unrealized
gain (loss) on investments	(2.83)	2.63	0.84	(0.48)	2.46
Total from investment operations	(2.83)	2.62	0.92	(0.43)	2.54
Less distributions
From net investment income	—	—	(0.07)	(0.04)	(0.08)
From net realized gain	(0.68)	(0.09)	(0.21)	(0.37)	(0.86)
	(0.68)	(0.09)	(0.28)	(0.41)	(0.94)
Net asset value, end of period	$15.27	$17.80	$18.44	$17.60	$19.20
Total return[5,6] (%)	(15.08)	17.15	5.17	(2.38)	14.37

Ratios and supplemental data

Net assets, end of period
(in millions)	$50	$55	$65	$58	$60
Ratio of net expenses to average
net assets (%)	1.38	1.51	1.34	1.36	1.35
Ratio of gross expenses to average
net assets[7](%)	1.48	1.89	1.44	1.47	1.48
Ratio of net investment income
(loss) to average net assets (%)	(0.01)	(0.03)	0.45	0.26	0.46
Portfolio turnover (%)	18	22	13	23	12

See notes to financial statements

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15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$16.29	$17.76	$18.33	$17.39
Net investment loss[3]	(0.03)	(0.03)	(0.09)	(0.05)
Net realized and unrealized
gain (loss) on investments	1.59	0.81	(0.48)	2.41
Total from investment operations	1.56	0.78	(0.57)	2.36
Less distributions
From net realized gain	(0.09)	(0.21)	(0.37)	(0.86)
Net asset value, end of period	$17.76	$18.33	$17.39	$18.89
Total return[5,6] (%)	9.57[9]	4.40	(3.14)	13.52

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	$6	$5	$4
Ratio of net expenses to average
net assets (%)	2.13[10]	2.09	2.11	2.10
Ratio of gross expenses to average
net assets[7] (%)	3.02[10]	2.19	2.22	2.23
Ratio of net investment loss
to average net assets (%)	(0.49)[10]	(0.18)	(0.50)	(0.29)
Portfolio turnover (%)	22[9]	13	23	12

See notes to financial statements

Large Cap Select Fund

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$16.29	$17.76	$18.33	$17.39
Net investment loss[3]	(0.03)	—[4]	(0.09)	(0.05)
Net realized and unrealized
gain (loss) on investments	1.59	0.78	(0.48)	2.41
Total from investment operations	1.56	0.78	(0.57)	2.36
Less distributions
From net realized gain	(0.09)	(0.21)	(0.37)	(0.86)
Net asset value, end of period	$17.76	$18.33	$17.39	$18.89
Total return[5,6] (%)	9.57[9]	4.40	(3.14)	13.52

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$6	$7	$3
Ratio of net expenses to average
net assets (%)	2.13[10]	2.09	2.11	2.10
Ratio of gross expenses to average
net assets[7] (%)	3.02[10]	2.19	2.22	2.23
Ratio of net investment loss
to average net assets (%)	(0.45)[10]	(0.01)	(0.49)	(0.30)
Portfolio turnover (%)	22[9]	13	23	12

See notes to financial statements

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17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$16.29	$17.83	$18.46	$17.62
Net investment income[3]	0.04	0.15	0.12	0.16
Net realized and unrealized
gain (loss) on investments	1.59	0.84	(0.48)	2.47
Total from investment operations	1.63	0.99	(0.36)	2.63
Less distributions
From net investment income	—	(0.15)	(0.11)	(0.16)
From net realized gain	(0.09)	(0.21)	(0.37)	(0.86)
	(0.09)	(0.36)	(0.48)	(1.02)
Net asset value, end of period	$17.83	$18.46	$17.62	$19.23
Total return[5,6] (%)	10.00[9]	5.54	(1.98)	14.87

Ratios and supplemental data

Net assets, end of period
(in millions)	$3	$3	$3	$3
Ratio of net expenses to average
net assets (%)	0.95[10]	0.95	0.95	0.95
Ratio of gross expenses to average
net assets[7](%)	1.84[10]	1.05	1.06	1.08
Ratio of net investment income
to average net assets (%)	0.61[10]	0.83	0.67	0.85
Portfolio turnover (%)	22[9]	13	23	12

See notes to financial statements

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18

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-03[8]	12-31-04	12-31-05	12-31-06

Per share operating performance

Net asset value, beginning of period	$17.10	$17.79	$18.45	$17.54
Net investment income (loss)[3]	(0.02)	0.07	(0.06)	(0.05)
Net realized and unrealized
gain (loss) on investments	0.80	0.81	(0.48)	2.44
Total from investment operations	0.78	0.88	(0.54)	2.39
Less distributions
From net investment income	—	(0.01)	—	—
From net realized gain	(0.09)	(0.21)	(0.37)	(0.86)
	(0.09)	(0.22)	(0.37)	(0.86)
Net asset value, end of period	$17.79	$18.45	$17.54	$19.07
Total return[5,6] (%)	4.56[9]	4.98	(2.96)	13.58

Ratios and supplemental data

Net assets, end of period
(in millions)	—[11]	—[11]	—[11]	—[11]
Ratio of net expenses to average
net assets (%)	1.88[10]	1.44	1.98	2.09
Ratio of gross expenses to average
net assets[7](%)	2.77[10]	1.54	2.09	2.22
Ratio of net investment income
[loss] to average net assets (%)	(0.27)[10]	0.40	(0.36)	(0.28)
Portfolio turnover (%)	22[9]	13	23	12

1 Audited by previous auditor.

2 Effective 8-25-03, shareholders of the former M.S.B. Fund, Inc. became owners of an equal number of full and fractional Class A shares of the John Hancock Large Cap Select Fund. Additionally, the accounting and performance history of the former M.S.B. Fund, Inc. was redesignated as that of Class A of John Hancock Large Cap Select Fund.

3 Based on the average of the shares outstanding.

4 Less than $0.01 per share.

5 Assumes dividend reinvestment and does not reflect the effect of sales charges.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Does not take into consideration expense reductions during the periods shown.

8 Class B, Class C and Class I shares began operations on 8-25-03. Class R shares began operations on 11-03-03.

9 Not annualized.

10 Annualized.

11 Less than $500,000.

See notes to financial statements

Large Cap Select Fund

19

Notes to financial statements

Note 1
Accounting policies

John Hancock Large Cap Select Fund (the “Fund”) is a diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”), may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking

Large Cap Select Fund

20

into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $150 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended December 31, 2006.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on December 31, 2006. Securities lending expenses are paid by the Fund to the lending agent.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007, and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $138,035 and long-term capital gain $1,510,551. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $746,626 and long-term capital gain $2,532,530.

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21

As of December 31, 2006, the components of distributable earnings on a tax basis included $37,059 of undistributed ordinary income and $164,677 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $2,700,000,000 of the Fund’s average daily net asset value and (b) 0.70% of the Fund’s daily net asset value in excess of $2,700,000,000. The Adviser has a subadvisory agreement with Shay Assets Management, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund’s total expenses, excluding the distribution and service fees and transfer agent fees, to 0.90% of the Fund’s average daily net asset value, on an annual basis, and total expenses on Class A shares to 1.38% of Class A average daily net asset value, on an annual basis, at least until April 30, 2007. Accordingly, the expense reductions, related to limitation of Fund’s total expenses, amounted to $92,915 for the year ended December 31, 2006. The Adviser reserves the right to terminate these limitations in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00%, 1.00% and 0.50% of the average daily net asset value of Class A, Class B, Class C and Class R, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Expenses under the agreement described
above for the period ended December 31,
2006 were as follows:

Distribution and
Share class	service fees

Class A	$145,458
Class B	41,007
Class C	46,214
Class R	1,235
Total	$233,914

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $22,026 with regard to sales of Class A shares. Of this amount, $3,260 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $14,783 was paid as sales commissions to unrelated broker-dealers and $3,983 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (“JHLICO”), is the indirect sole shareholder of Signator Investors.

Large Cap Select Fund

22

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $28,359 for Class B shares and $1,128 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares the Fund Pays a monthly transfer agent fee at an annual rate of 0.05% of class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services has agreed to limit the transfer agent fees on Class A, Class B and Class C shares to 0.23% of each class’s average daily net asset value until April 30, 2007. In addition, Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions during the year ended December 31, 2006. Signature Services reserves terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $11,784. The Fund also paid the Adviser the amount of $1,463 for certain publishing services, included in the printing fees. The Fund reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 5,848 Class R shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Large Cap Select Fund

23

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05		Year ended 12-31-06
	Shares	Amount	Shares	Amount

Class A shares

Sold	344,335	$6,173,973	392,176	$7,184,208
Distributions reinvested	64,225	1,144,496	126,353	2,441,138
Repurchased	(602,911)	(10,817,592)	(716,215)	(13,070,626)
Net decrease	(194,351)	($3,499,123)	(197,686)	($3,445,280)

Class B shares

Sold	83,379	$1,491,434	26,539	$478,037
Distributions reinvested	5,165	90,083	7,668	145,779
Repurchased	(142,332)	(2,528,629)	(112,919)	(2,029,004)
Net decrease	(53,788)	($947,112)	(78,712)	($1,405,188)

Class C shares

Sold	122,940	$2,184,816	24,740	$442,803
Distributions reinvested	6,971	123,645	5,439	103,400
Repurchased	(64,095)	(1,138,663)	(263,094)	(4,712,728)
Net increase (decrease)	65,816	$1,169,798	(232,915)	($4,166,525)

Class I shares

Sold	13,801	$248,055	184,326	$3,336,874
Distributions reinvested	4,941	88,157	8,959	173,271
Repurchased	(7,893)	(141,108)	(202,241)	(3,646,036)
Net increase (decrease)	10,849	$195,104	(8,956)	($135,891)

Class R shares

Sold	4,565	$81,423	2,797	$51,335
Distributions reinvested	135	2,403	394	7,557
Repurchased	(831)	(14,962)	(1,055)	(18,963)
Net increase	3,869	$68,864	2,136	$39,929

Net decrease	(167,605)	($3,012,469)	(516,133)	($9,112,955)

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $8,488,334 and $20,983,465, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes was $50,384,478. Gross unrealized appreciation and depreciation of investments aggregated $20,648,528 and $913,466, respectively, resulting in net unrealized appreciation of $19,735,062.

Note 5
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $545,737 and an increase in capital paid-in of $545,737. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed

Large Cap Select Fund

24

in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for equalization. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

Large Cap Select Fund

25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock
Large Cap Select Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Large Cap Select Fund (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the period ended December 31, 2002, were audited by another independent auditor, whose report dated January 31, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

26

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund has designated distributions to shareholders of $3,078,267 as long-term capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 100.00% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

27

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Large Cap
Select Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub- advisory agreement (the “Subadvisory Agreement”) with Shay Assets Management, Inc. (the “Subadviser”) for the John Hancock Large Cap Select Fund (the “Fund”). The investment advisory agreement with the Advisor and the investment subadvisory agreement with the Subadviser are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also

28

considered these results in comparison to the performance of the Category, as well as the Fund’s benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 5- and 10-year periods was generally competitive with the performance of the Peer Group and Category medians, and its benchmark index, the Standard & Poor’s 500 Index. The Board noted that, for the 1- and 3-year periods under review, the Fund’s performance was appreciably lower than the performance of the Peer Group and Category medians, and benchmark index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results, as well as the Adviser’s outlook and investment strategy for the near future. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was equal to the median rate of the Peer Group and not appreciably higher than the median rate of the Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the median of the Peer Group and not appreciably higher than median of the Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

The Board did not consider profitability information with respect to the Subadviser, which is not affiliated with the Adviser. The Board considered that the Subadvisory Rate paid to the Subadviser had been negotiated by the Adviser on an arm’s length basis and that the Subadviser’s separate profitability from its relationship with the Fund was not a material factor in determining whether to renew the agreement.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the

29

Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin , Born: 1940	2005	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2003	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham , Born: 1944	2003	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

31

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2003	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2003	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2003	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

32

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

33

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
Shay Assets Management, Inc.	John Hancock Signature	Independent registered
230 West Monroe Street	Services, Inc.	public accounting firm
Chicago, IL 60606	1 John Hancock Way,	PricewaterhouseCoopers LLP
	Suite 1000	125 High Street
Principal distributor	Boston, MA 02217-1000	Boston, MA 02110
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-LINE

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Large Cap Select Fund.

4900A 12/06
           2/07

John Hancock

MUTUAL FUNDS

John Hancock

Allocation Growth + Value Portfolio

Annual Report

12.31.06

CEO corner

Your fund at a glance
page 1

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Financial statements
page 1 0

Notes to financial
statements
page 1 7

Trustees and officers
page 2 7

For more information
page 3 2

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Portfolio seeks long-term growth of capital by investing all of its assets in two funds advised by John Hancock Advisers, LLC. Approximately one-half of the Portfolio’s assets will be invested in each of: John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital; and John Hancock Classic Value Fund, which seeks long-term growth of capital.

Over the last twelve months

► Stocks posted double-digit gains thanks to strong corporate earnings and robust merger activity.

► The Portfolio underperformed the S&P 500 Index and peer group average.

► Information technology and health care stocks detracted from performance in both underlying funds, while consumer and financial stocks enhanced results.

John Hancock Allocation Growth + Value Portfolio

Portfolio performance for the year ended December 31, 2006.

Total returns for the Portfolio are at net asset value with all distributions reinvested. These returns do not reflect the deduction of the maximum sales charge, which would reduce the performance shown above.

Underlying funds
John Hancock		John Hancock
U.S. Global Leaders Growth Fund		Classic Value Fund
Top Holdings		Top Holdings

Staples, Inc.	6.2%	Citigroup, Inc.	4.8%

Automatic Data Processing, Inc.	5.6%	Allstate Corp. (The)	4.1%

General Electric Co.	5.4%	Alcatel-Lucent (ADR)	4.1%

Microsoft Corp.	5.1%	Wal-Mart Stores, Inc.	4.1%

PepsiCo, Inc.	4.8%	Fannie Mae	3.9%

As a percentage of each fund’s net assets on December 31, 2006.

1

Managers’ report

John Hancock

Allocation Growth + Value Portfolio

In 2006, the U.S. stock market enjoyed its fourth consecutive year of positive returns. The main drivers of the stock market rally were surprisingly strong corporate earnings growth, heavy merger activity and a halt to the Federal Reserve’s series of interest rate hikes in the second half of the year. For the year ended December 31, 2006, John Hancock Allocation Growth + Value Portfolio’s Class A, Class B, Class C and Class R shares posted total returns of 8.70%, 7.92%, 7.92% and 8.72%, respectively, at net asset value. By comparison, the S&P 500 Index returned 15.79%, while the average large blend fund returned 14.15%, according to Morningstar, Inc.1

John Hancock U.S. Global Leaders Growth Fund — By the Management Team at Sustainable Growth Advisers, LP

The market trends that worked against John Hancock U.S. Global Leaders Growth Fund in 2004 and 2005 persisted for much of 2006, preventing the Fund from participating substantively in the market’s rally. Large-cap growth remained out of favor as small-cap and value stocks outperformed for the sixth straight year. In addition, the energy and utilities sectors, which we avoid because they lack consistent and sustainable earnings growth, were the market’s performance leaders for the third consecutive year. On the positive side, the Fund outperformed its Morningstar peer group average in five of the last six months as economic growth slowed.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Microsoft	▲	Strong Xbox sales and launch of new Vista operating system
Sempra Energy	▲	Southern California utility with a profitable commodity trading business
Dell	▼	Hurt by operational missteps and increased competition

2

“The market trends that worked
against John Hancock U.S. Global
Leaders Growth Fund in 2004
and 2005 persisted for much of
2006, preventing the Fund from
participating substantively in the
market’s rally.”

Health care stocks were the Fund’s top performers in 2005, but they were the bottom performers in 2006. Generic drug maker Teva Pharmaceutical Industries Ltd. suffered the biggest drop, falling because of several short-term concerns, despite better than expected earnings growth. However, we continue to focus on the compelling long-term opportunity for the company, which is well positioned to benefit from the $80 billion in pharmaceuticals that will lose patent protection over the next five years.

The weakest performer in the Fund was online auction company eBay Inc. Perceptions of a slowdown in online commerce weighed on the stock, but we think these concerns are overblown and remain confident in the fundamental strength of the company.

On the positive side, the best performer was office supply retailer Staples, Inc., the Fund’s biggest holding. Staples continued to gain share in a highly fragmented market, and it is a well-managed company that executes its business strategy better than its competitors. Other top contributors included coffee retailer Starbucks Corp. and investment services provider State Street Corp.

We eliminated two stocks from the Fund in 2006 — gum purveyor Wm. Wrigley Jr. Co. and discount retailer Wal-Mart Stores, Inc. In both cases, we lost confidence in the ability of the companies to maintain their historical growth rates on a consistent basis.

We added five new holdings to the Fund during the year, including beverage and snack food maker PepsiCo, Inc., orthopedics maker Stryker

Allocation Growth + Value Portfolio

3

Corp., wireless technology firm QUALCOMM, Inc., software company SAP AG, and home improvement retailer Lowe’s Cos., Inc. We also reinvested in Whole Foods Market, Inc., which we originally bought in early 2005 but sold nine months later after a sharp run-up in the stock.

The past three years have been a difficult period for Fund investors, but we believe that we are on the cusp of a sea change in market sentiment that will bring high-quality, sustainable-growth companies back into favor Decelerating earnings growth in the overall market should lead investors to put a greater premium on companies that can sustainably produce above trend earnings growth.

SECTOR DISTRIBUTION[2]
Financials	24%
Health care	16%
Information technology	16%
Consumer staples	15%
Consumer discretionary	14%
Industrials	6%
Utilities	2%
Telecommunication
services	2%
Energy	1%

John Hancock Classic Value Fund — By the Management Team at Pzena Investment Management, LLC

John Hancock Classic Value Fund enjoyed a strong absolute return and beat the S&P 500 Index in 2006, but it lagged the Russell 1000 Value Index. Our investment strategy typically leads us to sectors of the market where earnings are below normal, while generally avoiding those sectors with above normal earnings. In 2006, the sectors with above trend earnings — and strong returns — were cyclical sectors that benefited from the economic expansion of the past few years. Our limited exposure to these cyclical sectors, combined with our overweights in underperforming sectors with below normal earnings, contributed to the Fund’s underperformance of the index.

The top performance contributors came from the financial sector, which was the largest sector weighting in the Fund. The best performer was financial services giant Morgan Stanley, which made progress in turning around its underperforming divisions and benefited from the robust performance in the financial markets. Other top performers included property and casualty insurer Allstate Corp., which benefited from a mild 2006 hurricane season, and government-sponsored mortgage lender Fannie Mae, which rebounded sharply in the second half of the year as the company made significant headway on earnings restatements resulting from accounting irregularities.

Given the stock market’s strong returns in 2006, very few stocks in the Fund declined during the year. The most noteworthy

Allocation Growth + Value Portfolio

4

detractor from performance was CA, Inc., formerly known as Computer Associates. The software company reported disappointing bookings and cash flows in the past couple of quarters, putting downward pressure on the stock. From our perspective, however, these are short-term lulls in the company’s booking and billing cycles, and they have no meaningful effect on the long-term fundamental strength of the business.

“John Hancock Classic Value Fund
enjoyed a strong absolute return
in 2006…”

We continued to find high-quality companies that fell out of favor and into the most undervalued portion of our investment universe. Companies added to the portfolio in 2006 included retailer Home Depot, Inc., commercial bank Washington Mutual, Inc. and title insurer Fidelity National.

On the sell side, we eliminated airline manufacturer Boeing Co. and computer maker Hewlett-Packard Co. from the portfolio after they reached fair value. Both companies were long-time holdings that recovered from downturns in their businesses, reasserting themselves as dominant players in their respective industries.

We are excited by our Fund as it is currently positioned. The quality of businesses in the Fund is the best it has ever been, and we continue to scour the market for high-quality stocks with attractive valuations that have been ignored by the market. One area of potential opportunity going forward is housing-related stocks, which have been under pressure as the housing market has slumped.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006 based on the holdings of the underlying funds.

3 As a percentage of net assets on December 31, 2006.

Allocation Growth + Value Portfolio

5

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	9-16-05	3.27%	—	—	4.98%	3.27%	—	—	6.47%

B	9-16-05	2.92	—	—	5.45	2.92	—	—	7.09

C	9-16-05	6.92	—	—	8.49	6.92	—	—	11.09

R1	9-16-05	8.72	—	—	9.17	8.72	—	—	11.99

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class R share prospectus.

Allocation Growth + Value Portfolio

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Standard & Poor’s 500 Index.

			With maximum
Class	Period beginning	Without sales charge	sales charge	Index

B	9-16-05	$11,109	$10,709	$11,740

C1	9-16-05	11,109	11,109	11,740

R2	9-16-05	11,199	11,199	11,740

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class R shares, respectively, as of December 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund’s Class R share prospectus.

Allocation Growth + Value Portfolio

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including distribution and service fees (if applicable) and other fund expenses.

In addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,113.10	$3.25

Class B	1,000.00	1,108.40	6.94

Class C	1,000.00	1,108.40	6.94

Class R	1,000.00	1,113.30	2.87

Allocation Growth + Value Portfolio

8

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,022.13	$3.11

Class B	1,000.00	1,018.62	6.64

Class C	1,000.00	1,018.61	6.65

Class R	1,000.00	1,022.49	2.75

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses (not including the expenses of underlying funds) are equal to the Fund’s annualized expense ratio of 0.61%, 1.31%, 1.31% and 0.54% for Class A, Class B, Class C and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Allocation Growth + Value Portfolio

9

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value
111,782 shares John Hancock Classic Value Fund Class I (cost $2,827,298)	$3,099,711
100,189 shares John Hancock U.S. Global Leaders Growth Fund Class I
(cost $2,833,986)	2,933,539
Receivable for shares sold	16,517
Receivables from affiliates	29,136
Total assets	6,078,903

Liabilities

Payable for investments purchased	5,635
Payable for shares repurchased	10,858
Payable to affiliates
Distribution and service fees	817
Other	1,271
Other payables and accrued expenses	25,971
Total liabilities	44,552

Net assets

Capital paid-in	5,602,254
Accumulated net realized gain on investments	60,131
Net unrealized appreciation of investments	371,966
Net assets	$6,034,351

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($3,773,064 ÷ 339,456 shares)	$11.12
Class B ($823,203 ÷ 74,481 shares)	$11.05
Class C ($1,326,142 ÷ 120,021 shares)	$11.05
Class R ($111,942 ÷ 10,071 shares)	$11.12

Maximum offering price per share

Class A1 ($11.12 ÷ 95%)	$11.71

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Allocation Growth + Value Portfolio

10

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$32,580
Total investment income	32,580

Expenses

Distribution and service fees (Note 2)	25,592
Class A, B and C transfer agent fees (Note 2)	10,398
Class R transfer agent fees (Note 2)	1,264
Compliance fees	218
Blue sky fees	60,091
Printing	16,922
Professional fees	11,143
Custodian fees	528
Trustees’ fees	149
Miscellaneous	2,373
Total expenses	128,678
Less expense reductions (Note 2)	(88,852)
Net expenses	39,826
Net investment loss	(7,246)

Realized and unrealized loss

Net realized loss on investments	(18,627)
Capital gain distributions received from affiliated underlying funds	89,617
Change in net unrealized appreciation (depreciation) of investments	370,197
Net realized and unrealized gain	441,187
Increase in net assets from operations	$433,941

See notes to financial statements

Allocation Growth + Value Portfolio

11

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year
	ended	ended
	12-31-05[1]	12-31-06
Increase (decrease) in net assets

From operations
Net investment loss	$10,060	($7,246)
Net realized gain	12,263	70,990
Change in net unrealized appreciation (depreciation)	1,769	370,197
Increase in net assets resulting from operations	24,092	433,941
Distributions to shareholders
From net investment income
Class A	(7,989)	(3,399)
Class B	(1,562)	—
Class C	(2,179)	—
Class R	(412)	(122)
From net realized gain
Class A	—	(7,696)
Class B	—	(1,680)
Class C	—	(2,716)
Class R	—	(228)
	(12,142)	(15,841)
From Fund share transactions	2,780,228	2,824,073

Net assets

Beginning of period	—	2,792,178
End of period	$2,792,178	$6,034,351

1 Beginning of operations from 9-19-05 through 12-31-05.

See notes to financial statements

Allocation Growth + Value Portfolio

12

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance
Net asset value, beginning of period	$10.00	$10.26
Net investment income[2,3]	0.11	0.02
Net realized and unrealized
gain on investments	0.20	0.87
Total from investment operations	0.31	0.89
Less distributions
From net investment income	(0.05)	(0.01)
From net realized gain	—	(0.02)
	(0.05)	(0.03)
Net asset value, end of period	$10.26	$11.12
Total return[4,5] (%)	3.13[6]	8.70

Ratios and supplemental data

Net assets, end of period
(in millions)	$2	$4
Ratio of net expenses to average
net assets[7] (%)	0.63[8]	0.62
Ratio of gross expenses to average
net assets[7,9] (%)	9.32[8]	2.59
Ratio of net investment income
to average net assets (%)	3.86[8]	0.16
Portfolio turnover (%)	1	15

See notes to financial statements

Allocation Growth + Value Portfolio

13

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-05[1]	12-31-06
Per share operating performance

Net asset value, beginning of period	$10.00	$10.26
Net investment income[2,3]	0.02	(0.07)
Net realized and unrealized
gain on investments	0.27	0.88
Total from investment operations	0.29	0.81
Less distributions
From net investment income	(0.03)	—
From net realized gain	—	(0.02)
	(0.03)	(0.02)
Net asset value, end of period	$10.26	$11.05
Total return[4,5] (%)	2.93[6]	7.92

Ratios and supplemental data

Net assets, end of period
(in millions)	—[11]	$1
Ratio of net expenses to average
net assets[7] (%)	1.33[8]	1.32
Ratio of gross expenses to average
net assets[7,9] (%)	10.02[8]	3.29
Ratio of net investment income
to average net assets (%)	0.63[8]	(0.69)
Portfolio turnover (%)	1	15

See notes to financial statements

Allocation Growth + Value Portfolio

14

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance
Net asset value, beginning of period	$10.00	$10.26
Net investment income[2,3]	0.06	(0.06)
Net realized and unrealized
gain on investments	0.23	0.87
Total from investment operations	0.29	0.81
Less distributions
From net investment income	(0.03)	—
From net realized gain	—	(0.02)
	(0.03)	(0.02)
Net asset value, end of period	$10.26	$11.05
Total return[4,5] (%)	2.93[6]	7.92

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$1
Ratio of net expenses to average
net assets[7] (%)	1.33[8]	1.32
Ratio of gross expenses to average
net assets[7,9] (%)	10.02[8]	3.29
Ratio of net investment income
to average net assets (%)	2.17[8]	(0.62)
Portfolio turnover (%)	1	15

See notes to financial statements

Allocation Growth + Value Portfolio

15

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-05[1]	12-31-06
Per share operating performance

Net asset value, beginning of period	$10.00	$10.26
Net investment income[2,3]	(0.02)	—[10]
Net realized and unrealized
gain on investments	0.32	0.89
Total from investment operations	0.30	0.89
Less distributions
From net investment income	(0.04)	(0.01)
From net realized gain	—	(0.02)
	(0.04)	(0.03)
Net asset value, end of period	$10.26	$11.12
Total return[4,5] (%)	3.01[6]	8.72

Ratios and supplemental data

Net assets, end of period
(in millions)	—[11]	—[11]
Ratio of net expenses to average
net assets[7] (%)	1.08[8]	0.60
Ratio of gross expenses to average
net assets[7,9] (%)	9.77[8]	3.52
Ratio of net investment income
to average net assets (%)	(0.56)[8]	(0.02)
Portfolio turnover (%)	1	15

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Total return would have been lower had certain expenses not been reduced during the period shown.

6 Not annualized.

7 Does not include expenses of the underlying funds in which the Portfolio invests. The estimated annual expense ratio of the underlying funds was 0.87% .

8 Annualized.

9 Does not take into consideration expense reductions during the period shown.

10 Less than (0.01) per share.

11 Less than $500,000.

See notes to financial statements

Allocation Growth + Value Portfolio

16

Notes to financial statements

Note 1 Accounting policies

John Hancock Allocation Growth + Value Portfolio (the “Fund”) is a diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objective of the Fund is to seek long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Fund operates as a “fund of funds” which invests in shares of mutual funds (“underlying funds”) managed by affiliates of John Hancock Advisers, LLC (the “Adviser”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available on www.jhfunds.com.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Investments in underlying funds are valued at their respective net asset values each business day. Securities in the underlying funds’ portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses in the Fund’s Statement of Operations reflect the expenses of the Fund and do not include any indirect expenses related to the underlying funds.

Allocation Growth + Value Portfolio

17

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income and capital gain distributions from underlying Funds are recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the period ended December 31, 2005 the tax character of distributions paid was as follows: ordinary income $12,142. During the year ended December 31, 2006 the tax character of distributions paid was as follows: ordinary income $3,521 and long-term capital gain $12,320. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the components of distributable earnings on a tax basis included $655 of undistributed ordinary income and $78,829 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract the Fund does not pay management fee to the Adviser. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder in the underlying funds.

Effective December 31, 2005, the investment management teams of the Adviser were be reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of

Allocation Growth + Value Portfolio

18

John Hancock Life Insurance Company (“JHLICO”). The Adviser remains the principal adviser on the Fund and Sovereign acts as sub-adviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not be responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Adviser has agreed to limit the Fund’s expenses, excluding distribution and service fees and transfer agent fees, to 0.08% on an annual basis of the Fund’s average daily net asset value, until April 30, 2007. Accordingly, the expense reductions related to this total expense limitation amounted to $87,851 for the year ended December 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for a Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Expenses under the agreement described above for the year ended December 31, 2006 were as follows:

Distribution
Share class	and service fees

Class A	$7,844
Class B	7,141
Class C	10,322
Class R	285
Total	$25,592

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $53,483 with regard to sales of Class A shares. Of this amount, $8,788 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $44,363 was paid as sales commissions to unrelated broker-dealers and $332 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $1,684 for Class B shares and $251 for Class C Shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For Class A, Class B, Class C shares and Class R shares, the Fund pays a monthly transfer agent fee based on the

Allocation Growth + Value Portfolio

19

number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services has agreed to limit the transfer agent fee on Class A, Class B, Class C and Class R to 0.25% of each class’s average daily net asset value at least until April 30, 2007. Accordingly, only the transfer agent expense for Class R was reduced by $1,001 for the year ended December 31, 2006. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . There were no transfer agent fee reductions related to this reimbursement agreement during the year ended December 31, 2006. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund paid the Adviser the amount of $1,291 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 10,082 Class A shares, 10,053 Class B shares, 10,053 Class C shares and 10,071 Class R shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Allocation Growth + Value Portfolio

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Note 3

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Period ended 12-31-05[1]		Year ended 12-31-06
	Shares	Amount	Shares	Amount

Class A shares
Sold	157,269	$1,619,189	218,686	$2,266,905
Distributions reinvested	737	7,665	921	10,208
Repurchased	(8,425)	(87,476)	(29,732)	(314,217)
Net increase	149,581	$1,539,378	189,875	$1,962,896

Class B shares
Sold	47,599	$479,757	41,068	$425,808
Distributions reinvested	136	1,415	148	1,627
Repurchased	(82)	(841)	(14,388)	(146,138)
Net increase	47,653	$480,331	26,828	$281,297

Class C shares
Sold	64,676	$658,120	88,285	$924,721
Distributions reinvested	195	2,032	242	2,666
Repurchased	(4)	(45)	(33,373)	(347,857)
Net increase	64,867	$660,107	55,154	$579,530

Class R shares
Sold	10,000	$100,000	—	—
Distributions reinvested	40	412	31[2]	350
Net increase	10,040	$100,412	31	$350

Net increase	272,141	$2,780,228	271,888	$2,824,073

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Shares reinvested have been rounded for presentation purposes.

Note 4

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $3,596,934 and $677,436, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $5,680,637. Gross unrealized appreciation of investments aggregated $352,613. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

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Note 5

Investments in underlying funds

The Fund invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2006, a summary of the Fund’s transactions in the securities of affiliated issuers is set forth below:

	Beginning			Ending			Capital
	share	Shares	Shares	share	Sale	Dividend	gain	Ending
Affiliate — Class I	amount	purchased	sold	amount	proceeds	income	distributions	value
John Hancock
Classic Value Fund	56,573	69,803	14,594	111,782	$380,218	$32,580	$89,617	$3,099,711
John Hancock U.S. Global
Leaders Growth Fund	47,316	63,398	10,525	100,189	297,218	—	—	2,933,539

Note 6

Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $10,767 and a decrease in accumulated net investment loss of $10,767. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the Fund’s Financial Highlights excludes these adjustments.

Allocation Growth + Value Portfolio

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Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of John Hancock Allocation Growth + Value Portfolio,

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Allocation Growth + Value Portfolio (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

23

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund has designated distributions to shareholders of $12,320 as long-term capital gain dividends.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

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Board Consideration of Investment Advisory Agreement: John Hancock Allocation Growth + Value Portfolio

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Allocation Growth + Value Portfolio (the “Fund”).

At a meeting held on June 7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement. During such meeting, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to, the advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also considered information that was provided in connection with the Board’s annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services to be provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support approval of the Advisory Agreement.

Investment advisory fee rates and expenses The Adviser does not charge an advisory fee to the Fund for investment advisory services, but the Fund pays a pro rata share of the advisory fees charged by the funds in which it invests (the “Underlying Funds”). Separately, the Board considered the advisory fees paid by the Underlying Funds to the Adviser and determined that such arrangements were in the best interests of the Underlying Funds and their shareholders. The Board concluded that in light of the absence of an advisory fee paid by the Fund and its determination regarding the reasonableness of the advisory fees borne by the Underlying Funds, the overall arrangements with respect to the advisory fees paid indirectly by the Fund were reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the similar funds selected by the Adviser. The Board noted that the total operating expense ratio of the Fund, after expense limitations that will be in effect for the initial term of the Advisory Agreement, was projected to be lower than that of the peer group of funds. Based on

25

the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Since the Fund uses a fund-of-fund structure, the principal fall out benefit was the increase in assets under management in the Underlying Funds and the fees the Adviser received from managing the Underlying Funds. Such benefits could also include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws.

Factors not considered relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Board noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Board considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement.

26

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	64
Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	64
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	64
President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham, Born: 1944	2005	64
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

27

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	64
(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2005	64
Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2005	64
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	64
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

28

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259
President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

29

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

 2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

30

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

32

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Allocation Growth + Value Portfolio.

9300A 12/06
2/07

John Hancock

MUTUAL FUNDS

John Hancock

Allocation Core Portfolio

Annual Report

12.31.06

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Financial statements
page 10

Notes to financial
statements
page 17

Trustees and officers
page 28

For more information
page 32

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Portfolio seeks long-term growth of capital, with income as a secondary goal, by investing all of its assets in three funds advised by John Hancock Advisers, LLC. Approximately one third of the Portfolio’s assets will be invested in each of: John Hancock U.S. Global Leaders Growth Fund, which seeks long-term growth of capital; John Hancock Classic Value Fund, which seeks long-term growth of capital; and John Hancock Strategic Income Fund, which seeks a high level of current income.

Over the last twelve months

► Stocks advanced thanks to robust earnings growth and merger activity, while the slowing economy lifted bonds.

► The Portfolio’s return lagged its peer group average, largely because of the underperformance of the growth portion of its underlying equity funds.

► Information technology stocks contributed to the weakness in the two equity components.

Underlying funds

John Hancock U.S. Global		John Hancock Classic		John Hancock Strategic
Leaders Growth Fund		Value Fund		Income Fund

Top holdings		Top holdings		Top Issuers

Staples, Inc.	6.2%	Citigroup, Inc.	4.8%	Canadian Government	16.6%

Automatic Data		Allstate Corp. (The)	4.1%	Norwegian Government	5.5%
Processing, Inc	5.6%

General Electric Co.	5.4%	Alcatel-Lucent (ADR)	4.1%	Spanish Government	5.1%

Microsoft Corp.	5.1%	Wal-Mart Stores, Inc.	4.1%	Ontario (Province of)	4.3%

PepsiCo, Inc.	4.8%	Fannie Mae	3.9%	Australian Government	4.3%

As a percentage of each fund’s net assets on December 31, 2006.

1

Managers’ report

John Hancock
Allocation Core Portfolio

In 2006, the U.S. stock market enjoyed its fourth consecutive year of positive returns, while U.S. bonds gained for the seventh straight year. Strong corporate earnings growth and heavy merger activity lifted stocks; bonds benefited from slowing economic growth and a shift by the Federal Reserve’s to a stable interest rate policy. For the year ended December 31, 2006, John Hancock Allocation Core Portfolio’s Class A, Class B, Class C and Class R shares posted total returns of 7.25%, 6.43%, 6.43% and 7.18%, respectively, at net asset value. By comparison, the average moderate allocation fund returned 11.26%, according to Morningstar, Inc.1

John Hancock U.S. Global Leaders Growth Fund — by the Portfolio Management team at Sustainable Growth Advisers, LP

The market trends that worked against John Hancock U.S. Global Leaders Growth Fund in 2004 and 2005 — the outperformance of small-cap stocks, value issues and the most cyclical sectors of the market — persisted for much of 2006, preventing the Fund from participating substantively in the market’s rally. On the positive side, the Fund outperformed its Morningstar peer group average in five of the last six months as economic growth slowed.

Health care and information technology weighed on performance in 2006. Generic drug maker Teva Pharmaceutical Industries Ltd. suffered the biggest drop in the health care sector as investors reacted negatively to several short-term concerns,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE ... AND WHAT’S BEHIND THE NUMBERS

Microsoft	▲	Strong Xbox sales and launch of new Vista operating system

Dell	▼	Hurt by operational missteps and increased competition

Teva	▼	Short-term concerns weigh on stock
Pharmaceutical
Industries

2

despite better than expected earnings growth. Online auction company eBay, Inc. also declined sharply amid perceptions of a slowdown in online commerce, but we think these concerns are overblown and remain confident in the fundamental strength of the company.

On the positive side, the best performer was office supply retailer Staples, Inc. which continued to gain share in a highly fragmented market by executing its business strategy better than its competitors. Other top contributors included coffee retailer Starbucks Corp. and investment services provider State Street Corp.

“In 2006, the U.S. stock market enjoyed
its fourth consecutive year of positive
returns, while U.S. bonds gained for
the seventh straight year.”

We added six new holdings to the Fund during the year — beverage and snack food maker PepsiCo Inc., orthopedics maker Stryker Corp., wireless technology firm QUALCOMM Inc., software company SAP AG, home improvement retailer Lowe’s Cos., Inc., and grocery chain Whole Foods Market, Inc.

We believe that we are on the cusp of a sea change in market sentiment that will bring high-quality, sustainable-growth companies back into favor. Decelerating earnings growth in the overall market should lead investors to put a greater premium on companies that can sustainably produce above trend earnings growth.

John Hancock Classic Value Fund — by the Portfolio Management team at Pzena Investment Management, LLC

John Hancock Classic Value Fund enjoyed a strong absolute return in 2006, and beat the S&P 500 Index, but it lagged the Russell 1000 Value Index. Sectors with above trend earnings, which we tend to avoid based on our

Allocation Core Portfolio

3

disciplined investment strategy, posted the best returns during the year. In contrast, sectors that attracted our attention because of their below normal earnings underperformed.

The best individual performer in the Fund was financial services giant Morgan Stanley, which made progress in turning around its underperforming divisions and benefited from the robust performance in the financial markets. Other top performers included property and casualty insurer Allstate Corp. and government-sponsored mortgage lender Fannie Mae.

The most noteworthy detractor from performance was CA, Inc., formerly known as Computer Associates. The software company reported disappointing bookings and cash flows in the past couple of quarters, putting downward pressure on the stock.

We continued to find high-quality companies that fell out of favor and into the most undervalued portion of our investment universe. Companies we added to the Fund in 2006 included retailer Home Depot, Inc., commercial bank Washington Mutual, Inc. and title insurer Fidelity National.

On the sell side, we eliminated long-time holdings — airline manufacturer Boeing Co. and computer maker Hewlett-Packard Co. — from the portfolio after they reached fair value.

We are excited by our Fund as it is currently positioned. The quality of businesses in the Fund is the best it has ever been, and we continue to scour the market for high-quality stocks with attractive valuations that have been ignored by the market.

SECTOR DISTRIBUTION[2]

Financials	21%

Government — foreign	15%

Consumer discretionary	12%

Health care	11%

Information technology	11%

Consumer staples	10%

Industrials	4%

Telecommunication
services	3%

Government —
U.S. agency	2%

Materials	2%

Energy	2%

Utilities	1%

Government — U.S.	1%

John Hancock Strategic Income Fund — by the Portfolio
Management team at MFC Global Investment Management
(U.S.) LLC

John Hancock Strategic Income Fund produced a modest return in line with the 4.33% return of the Lehman Brothers Aggregate Bond Index over the last 12 months. Dollar-bloc bonds generally moved higher in local currency terms, buoyed by slowing global growth, moderating energy prices and contained inflation. Dollar-bloc bonds were further bolstered by the U.S. Federal Reserve Board’s decision to hold rates unchanged for the balance of 2006 after its

Allocation Core Portfolio

4

17th consecutive rate hike in June. European bonds generally finished lower for the year, as economic conditions remained strong on the Continent and European Central Bank policy makers signaled that interest rate hikes are likely to continue through 2007. High yield bonds also produced strong results for the year, as investors sought out yield amid near historically low rates of default. Emerging-market securities also posted strong returns, buoyed by investors’ seemingly insatiable appetite for yield.

“ John Hancock Classic Value Fund
enjoyed a strong absolute return
in 2006...”

Aiding the Fund’s performance was our duration stance, which refers to how we managed the Fund’s interest rate sensitivity during the year. We also were helped by our decisions to overweight bonds that offered attractive levels of incremental yield over domestic fixed income securities. In particular, our stakes in bonds issued in Germany, Norway, Australia and New Zealand aided results. Detracting from results relative to our peer group was our significant underweighting in high yield bonds, which were some of the global markets’ best performers for the year.

Given the ongoing resilience of the global economy and continued strong investor demand for yield-producing investments, we expect to increase our exposure to high yield and emerging-market bonds during market sell offs or when issuance trends afford us opportunities to buy credits we like at discounted prices.

This commentary reflects the views of the portfolio management teams through the end of the Portfolio’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on December 31, 2006 based on the holdings of the underlying funds.

3 As a percentage of net assets on December 31, 2006.

Allocation Core Portfolio

5

A look at performance

For the periods ending December 31, 2006

		Average annual returns				Cumulative total returns
		with maximum sales charge (POP)				with maximum sales charge (POP)
	Inception				Since				Since
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception

A	9-16-05	1.87%	—	—	2.58%	1.87%	—	—	3.34%

B	9-16-05	1.43	—	—	2.91	1.43	—	—	3.77

C	9-16-05	5.43	—	—	5.97	5.43	—	—	7.77

R1	9-16-05	7.18	—	—	6.66	7.18	—	—	8.68

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class R shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Portfolio’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The Portfolio’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Portfolio’s Class R share prospectus.

Allocation Core Portfolio

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we’ve shown the same investment in five separate indexes.

			With
	Period	Without	maximum
Class	beginning	sales charge	sales charge	Index 1	Index 2	Index 3	Index 4	Index 5

B2	9-16-05	$10,777	$10,377	$11,740	$10,469	$11,163	$10,382	$10,408

C1,2	9-16-05	10,777	10,777	11,740	10,469	11,163	10,382	10,408

R2,3	9-16-05	10,868	10,868	11,740	10,469	11,163	10,382	10,408

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Portfolio’s Class B, Class C and Class R shares, respectively, as of December 31, 2006. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor’s 500 Index — Index 1 — is an unmanaged index that includes 500 widely traded common stocks.

Lehman Brothers Aggregate Bond Index — Index 2 — is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

Merrill Lynch U.S. High Yield Master II Index — Index 3 — is an index composed of U.S. currency high-yield bonds issued by U.S. and non-U.S. issuers.

Merrill Lynch AAA U.S. Treasury/Agency Master Index — Index 4 — is an index of fixed-rate U.S. Treasury and agency securities.

Citigroup World Government Bond Index — Index 5 — is an index of bonds issued by governments in the U.S., Europe and Asia.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 No contingent deferred sales charge applicable.

2 Index 5 as of closest month end to inception date.

3 For certain types of investors as described in the Portfolio’s Class R share prospectus.

Allocation Core Portfolio

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including distribution and service fees (if applicable) and other fund expenses.

In addition to the operating expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied operating expenses and transaction costs and the Fund may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Fund will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,087.60	$2.65

Class B	1,000.00	1,082.60	6.32

Class C	1,000.00	1,082.60	6.32

Class R	1,000.00	1,086.90	3.05

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2006 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Allocation Core Portfolio

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annual return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on July 1, 2006, with the same investment held until December 31, 2006. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 7-1-06	on 12-31-06	ended 12-31-06[1]

Class A	$1,000.00	$1,022.66	$2.57

Class B	1,000.00	1,019.13	6.13

Class C	1,000.00	1,019.13	6.13

Class R	1,000.00	1,022.28	2.96

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses (not including the expenses of underlying funds) are equal to the Fund’s annualized expense ratio of 0.50%, 1.20%, 1.20% and 0.58% for Class A, Class B, Class C and Class R, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Allocation Core Portfolio

9

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments at value
125,177 shares John Hancock Classic Value Fund Class I (cost $3,153,887)	$3,471,164
477,047 shares John Hancock Strategic Income Fund Class I (cost $3,257,034)	3,134,198
111,625 shares John Hancock U.S. Global Leaders Growth Fund Class I
(cost $3,149,160)	3,268,387
Cash and cash equivalents	4
Receivable for shares sold	13,417
Receivables from affiliates	1,010

Total assets	9,888,180

Liabilities

Payable for investments purchased	13,192
Payable to affiliates
Distribution and service fees	1,273
Other	1,212
Other payables and accrued expenses	5,885

Total liabilities	21,562

Net assets

Capital paid-in	9,514,355
Accumulated net realized gain on investments	38,595
Net unrealized appreciation of investments	313,668

Net assets	$9,866,618

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($6,394,207 ÷ 610,953 shares)	$10.47
Class B ($1,199,167 ÷ 114,618 shares)	$10.46
Class C ($2,164,606 ÷ 206,893 shares)	$10.46
Class R ($108,638 ÷ 10,380 shares)	$10.47

Maximum offering price per share

Class A1 ($10.47 ÷ 95%)	$11.02

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Allocation Core Portfolio

10

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Income distributions received from affiliated underlying funds	$174,114
Interest	4

Total investment income	174,118

Expenses

Distribution and service fees (Note 2)	41,686
Class A, B and C transfer agent fees (Note 2)	11,203
Class R transfer agent fees (Note 2)	1,268
Compliance fees	211
Blue sky fees	57,949
Printing fees	18,024
Professional fees	11,213
Custodian fees	963
Trustees’ fees	276
Miscellaneous	2,519

Total expenses	145,312
Less expense reductions (Note 2)	(85,942)

Net expenses	59,370

Net investment income	114,748

Realized and unrealized gain (loss)

Net realized loss on investments	(49,674)
Capital gain distributions received from affiliated underlying funds	211,101
Change in net unrealized appreciation (depreciation) of investments	321,652

Net realized and unrealized gain	483,079

Increase in net assets from operations	$597,827

See notes to financial statements

Allocation Core Portfolio

11

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Period	Year
	ended	ended
	12-31-05[1]	12-31-06
Increase (decrease) in net assets

From operations
Net investment income	$43,192	$114,748
Net realized gain	11,439	161,427
Change in net unrealized appreciation (depreciation)	(7,984)	321,652

Increase in net assets resulting from operations	46,647	597,827

Distributions to shareholders
From net investment income
Class A	(31,704)	(168,203)
Class B	(5,261)	(23,701)
Class C	(7,603)	(42,133)
Class R	(1,010)	(2,784)
From net realized gain
Class A	—	(8,297)
Class B	—	(1,566)
Class C	—	(2,784)
Class R	—	(141)
	(45,578)	(249,609)
From Fund share transactions	4,647,007	4,870,324

Net assets

Beginning of period	—	4,648,076

End of period	$4,648,076[2]	$9,866,618

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Includes accumulated net investment income of $419.

See notes to financial statements

Allocation Core Portfolio

12

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance

Net asset value, beginning of period	$10.00	$10.04
Net investment income[2,3]	0.23	0.17
Net realized and unrealized
gain (loss) on investments	(0.08)	0.55
Total from investment operations	0.15	0.72
Less distributions
From net investment income	(0.11)	(0.28)
From net realized gain	—	(0.01)
	(0.11)	(0.29)
Net asset value, end of period	$10.04	$10.47
Total return[4,6] (%)	1.46[5]	7.25

Ratios and supplemental data

Net assets, end of period
(in millions)	$3	$6
Ratio of net expenses to average
net assets[7] (%)	0.63[8]	0.53
Ratio of gross expenses to average
net assets[7,9] (%)	5.11[8]	1.62
Ratio of net investment income
to average net assets (%)	8.19[8]	1.69
Portfolio turnover (%)	1	21

See notes to financial statements

Allocation Core Portfolio

13

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance

Net asset value, beginning of period	$10.00	$10.04
Net investment income[2,3]	0.12	0.08
Net realized and unrealized
gain on investments	0.01	0.56
Total from investment operations	0.13	0.64
Less distributions
From net investment income	(0.09)	(0.21)
From net realized gain	—	(0.01)
	(0.09)	(0.22)
Net asset value, end of period	$10.04	$10.46
Total return[4,6] (%)	1.26[5]	6.43

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$1
Ratio of net expenses to average
net assets[7] (%)	1.33[8]	1.23
Ratio of gross expenses to average
net assets[7,9] (%)	5.81[8]	2.32
Ratio of net investment income
to average net assets (%)	4.43[8]	0.77
Portfolio turnover (%)	1	21

See notes to financial statements

Allocation Core Portfolio

14

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance

Net asset value, beginning of period	$10.00	$10.04
Net investment income[2,3]	0.16	0.13
Net realized and unrealized
gain (loss) on investments	(0.03)	0.51
Total from investment operations	0.13	0.64
Less distributions
From net investment income	(0.09)	(0.21)
From net realized gain	—	(0.01)
	(0.09)	(0.22)
Net asset value, end of period	$10.04	$10.46
Total return[4,6] (%)	1.26[5]	6.43

Ratios and supplemental data

Net assets, end of period
(in millions)	$1	$2
Ratio of net expenses to average
net assets[7] (%)	1.33[8]	1.23
Ratio of gross expenses to average
net assets[7,9] (%)	5.81[8]	2.32
Ratio of net investment income
to average net assets (%)	5.76[8]	1.25
Portfolio turnover (%)	1	21

See notes to financial statements

Allocation Core Portfolio

15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS R SHARES

Period ended	12-31-05[1]	12-31-06

Per share operating performance

Net asset value, beginning of period	$10.00	$10.04
Net investment income[2,3]	0.07	0.17
Net realized and unrealized
gain on investments	0.07	0.55
Total from investment operations	0.14	0.72
Less distributions
From net investment income	(0.10)	(0.28)
From net realized gain	—	(0.01)
	(0.10)	(0.29)
Net asset value, end of period	$10.04	$10.47
Total return[4,6] (%)	1.40[5]	7.18

Ratios and supplemental data

Net assets, end of period
(in millions)	—[10]	—[10]
Ratio of net expenses to average
net assets[7] (%)	1.08[8]	0.60
Ratio of gross expenses to average
net assets[7,9] (%)	5.56[8]	2.67
Ratio of net investment income
to average net assets (%)	2.32[8]	1.71
Portfolio turnover (%)	1	21

1 Beginning of operations from 9-19-05 through 12-31-05.

2 Based on the average of the shares outstanding.

3 Recognition of net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

4 Assumes dividend reinvestment and does not reflect the effect of sales charges.

5 Not annualized.

6 Total return would have been lower had certain expenses not been reduced during the period shown.

7 Does not include expenses of the underlying funds in which the Fund invests. The estimated annual expense ratio of the underlying funds was 0.74% .

8 Annualized.

9 Does not take into consideration expense reductions during the period shown.

10 Less than $500,000.

See notes to financial statements

Allocation Core Portfolio

16

Notes to financial statements

Note 1 Accounting policies

John Hancock Allocation Core Portfolio (the “Fund”) is a diversified series of John Hancock Capital Series (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The investment objec tive of the Fund is to seek long-term growth of capital, with income as a secondary goal.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

The Fund operates as a “fund of funds” which invests in shares of mutual funds (“underlying funds”) managed by affiliates of John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available on www.jhfunds.com.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Investments in underlying funds are valued at their respective net asset values each business day. Securities in the underlying funds’ portfolios are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Investment transactions

Investment transactions in the underlying funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expenses in the Fund’s Statement of Operations reflect the expenses of the Fund and do not include any indirect expenses related to the underlying funds.

Allocation Core Portfolio

17

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $45,578. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $236,821 and long term capital gain $12,788. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the components of distributable earnings on a tax basis included $542 of undistributed ordinary income and $89,108 of undistributed long-term gain.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract the Fund does not pay management fee to the Adviser. However, the Fund pays advisory fees to the Adviser indirectly as a shareholder in the underlying funds.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser

Allocation Core Portfolio

18

remains the principal adviser on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Adviser has agreed to limit the Fund’s total expenses, excluding distribution and service fees and transfer agent fees, to 0.08% on an annual basis of the Fund’s average daily net asset value, until April 30, 2007. Accordingly, the expense reductions related to this total expense limitation amounted to $84,932 for the year ended December 31, 2006. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (“JH Funds”), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, and Class R, pursuant to Rule 12b-1 under the 1940 Act, as amended, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30%, 1.00%, 1.00% and 0.50% of Class A, Class B, Class C and Class R average daily net asset value, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for a Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Expenses under the agreement described
above for the year ended December 31, 2006
were as follows:

Distribution and
Share class	service fees

Class A	$15,152
Class B	10,753
Class C	15,501
Class R	280
Total	$41,686

Class A shares are assessed up-front sales charges. During the year ended December 31, 2006, JH Funds received net up-front sales charges of $109,589 with regard to sales of Class A shares. Of this amount, $17,841 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $90,263 was paid as sales commissions to unrelated broker-dealers and $1,485 was paid as sales commissions to sales personnel of Signator Investors, Inc. (“Signator Investors”), a related broker-dealer. The Adviser’s indirect parent JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (“CDSC”) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2006, CDSCs received by JH Funds amounted to $3,524 for Class B shares and $3,884 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services”), an indirect subsidiary of JHLICO. For

Allocation Core Portfolio

19

Class A, Class B, Class C and Class R shares, the Fund pays a monthly transfer agent fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class R shares average daily net asset value. Signature Services has agreed to limit the transfer agent fee on Class A, Class B, Class C and Class R to 0.25% of each class’s average daily net asset value at least until April 30, 2007. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class R shares was reduced by $1,010. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund paid the Adviser the amount of $1,291 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 10,393 Class A shares, 10,303 Class B shares, 10,303 Class C shares and 10,380 Class R shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Allocation Core Portfolio

20

Note 3
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

	Period ended 12-31-05[1]		Year ended 12-31-06
	Shares	Amount	Shares	Amount
Class A shares

Sold	301,763	$3,031,991	417,623	$4,224,187
Distributions reinvested	2,880	29,118	15,844	165,417
Repurchased	(3,452)	(34,292)	(123,705)	(1,259,618)
Net increase	301,191	$3,026,817	309,762	$3,129,986

Class B shares

Sold	64,364	$644,004	81,513	$826,362
Distributions reinvested	460	4,652	1,956	20,404
Repurchased	(3,232)	(32,815)	(30,443)	(308,157)
Net increase	61,592	$615,841	53,026	$538,609

Class C shares

Sold	89,509	$895,755	146,918	$1,511,134
Distributions reinvested	748	7,569	4,275	44,585
Repurchased	(6)	(60)	(34,551)	(356,924)
Net increase	90,251	$903,264	116,642	$1,198,795

Class R shares

Sold	10,000	$100,075	—	$10
Distributions reinvested	100	1,010	280	2,924
Net increase	10,100	$101,085	280	$2,934

Net increase	463,134	$4,647,007	479,710	$4,870,324

1 Beginning of operations from 9-19-05 through 12-31-05.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $6,577,701 and $1,602,788, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $9,611,137. Gross unrealized appreciation and depreciation of investments aggregated $436,503 and $173,891, respectively, resulting in net unrealized appreciation of $262,612. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Allocation Core Portfolio

21

Note 5
Investments in affiliated underlying funds

The Fund invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Fund does not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2006, a summary of the Fund’s transactions in the securities of affiliated issuers is set forth below:

	Beginning			Ending			Capital
	share	Shares	Shares	share	Sale	Dividend	gain	Ending
Affiliate — Class I	amount	purchased	sold	amount	proceeds	income	distributions	value
John Hancock
Classic Value Fund	63,210	83,034	21,067	125,177	$556,595	$37,028	$101,854	$3,471,164
John Hancock
Strategic Income Fund	224,242	334,439	81,634	477,047	552,598	137,086	109,247	3,134,198
John Hancock U.S. Global
Leaders Growth Fund	52,968	76,336	17,679	111,625	493,595	—	—	3,268,387

Note 6
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $121,483, a decrease in accumulated net investment loss of $121,654 and a decrease in capital paid-in of $171. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Allocation Core Portfolio

22

Auditors’ report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Capital Series and Shareholders of
John Hancock Allocation Core Portfolio,

In our opinion, the accompanying statement of assets and liabilities, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Allocation Core Portfolio (the “Fund”) at December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

23

Tax information
Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

The Fund has designated distributions to shareholders of $12,788 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 16.10% of the dividends qualify for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

24

Board Consideration of Investment
Advisory Agreement: John Hancock
Allocation Core Portfolio

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Capital Series (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), initially to review and approve the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) for the John Hancock Allocation Core Portfolio (the “Fund”).

At a meeting held on June 7, 2005, the Board, including the Independent Trustees, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement. During such meeting, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel. In evaluating the Advisory Agreement, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including but not limited to, the advisory and other fees incurred by, and the expense ratios of, a group of comparable funds selected by the Adviser and the proposed fee and estimated expense ratio of the Fund. The Independent Trustees also considered information that was provided in connection with the Board’s annual review of the advisory agreement for other funds managed by the Adviser including (i) the Adviser’s financial results and condition, (ii) the background and experience of senior management and investment professionals, (iii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates to other series of the Trust and (iv) the Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the Fund’s Code of Ethics and the structure and responsibilities of the Adviser’s compliance department.

Nature, extent and quality of services

The Board considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser. In addition, the Board took into account the administrative services to be provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser were sufficient to support approval of the Advisory Agreement.

Investment advisory fee rates and expenses The Adviser does not charge an advisory fee to the Fund for investment advisory services, but the Fund pays a pro rata share of the advisory fees charged by the funds in which it invests (the “Underlying Funds”). Separately, the Board considered the advisory fees paid by the Underlying Funds to the Adviser and determined that such arrangements were in the best interests of the Underlying Funds and their shareholders. The Board concluded that in light of the absence of an advisory fee paid by the Fund and its determination regarding the reasonableness of the advisory fees borne by the Underlying Funds, the overall arrangements with respect to the advisory fees paid indirectly by the Fund were reasonable in relation to the services to be provided.

The Board received and considered information regarding the Fund’s estimated total operating expense ratio and its various components, including contractual advisory fees, actual advisory fees, non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees. The Board also considered comparisons of these expenses to the expense information for the similar funds selected by the Adviser. The Board noted that the total operating expense ratio of the Fund, after expense limitations that will be in effect for the initial term of the Advisory Agreement, was projected to be lower than that of the peer group of funds. Based on

25

the above-referenced considerations and other factors, the Board concluded that the Fund’s projected overall expense ratio supported the approval of the Advisory Agreement.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser to its other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate was not unreasonable, taking into account fee rates offered to others by the Adviser and giving effect to differences in services covered by such fee rates.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Since the Fund uses a fund-of-fund structure, the principal fall out benefit was the increase in assets under management in the Underlying Funds and the fees the Adviser received from managing the Underlying Funds. Such benefits could also include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s and the Fund’s policies and procedures for complying with the requirements of the federal securities laws.

Factors not considered relevant at this time

In light of the fact that the Fund has not yet commenced normal operations, the Board noted that certain factors, such as investment performance, economies of scale and profitability, that will be relevant when the Board considers continuing the Advisory Agreement, are not germane to its initial approval.

Other factors and broader review

The Board regularly reviews and assesses the quality of the services that the other funds managed by the Adviser receive throughout the year. In this regard, the Board reviews reports of the Adviser at least quarterly, which include, among other things, a detailed portfolio review, detailed fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the Advisory Agreement for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the Advisory Agreement.

Subsequent appointment of Sovereign
Asset Management LLC as subadviser to an
Underlying Fund

At a meeting held on December 6, 2005, the Board reviewed a subadvisory agreement among one of the Underlying Funds (John Hancock Strategic Income Fund), the Adviser and Sovereign Asset Management LLC (the “Underlying Fund Subadviser”). At that meeting, the Adviser proposed, and the Board accepted, a reorganization of the Adviser’s operations and the transfer to the Subadviser of all of the Adviser’s investment personnel. As a result of this restructuring, the Adviser remains the principal adviser to the Fund and each of the Underlying Funds and the Subadviser acts as subadviser only with respect to one of the Underlying Funds. In evaluating the subadvisory agreement for the Underlying Fund, the Board relied upon the reviews that it conducted at its May and June 2005 meetings, the Board’s familiarity with the operations and personnel transferred to the Underlying Fund Subadviser and representations by the Adviser that the reorganization would not result in a change in the quality of services provided or the personnel responsible for the day-to-day management of the Underlying Funds. The Board also reviewed an analysis of the fee paid by the Adviser to the Underlying Fund

26

Subadviser relative to subadvisory fees paid by the Adviser and its affiliates to third party subadvisers and fees paid by a peer group of unaffiliated investment companies. After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the subadvisory agreement for the Underlying Fund was in the best interest of the Underlying Fund and its shareholders.

27

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion , Born: 1946	2005	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2005	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham, Born: 1944	2005	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

28

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	2005	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2005	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2005	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2005	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

29

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

30

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

31

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	1 Lincoln Street
Boston, MA 02110-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	1 John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

The Fund’s investment objective, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	1 John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	24-hour automated information	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

32

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Allocation Core Portfolio.

9400A 12/06
           2/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $106,830 for the fiscal year ended December 31, 2005 (broken out as follows: John Hancock Allocation Core Portfolio - $10,000, John Hancock Allocation Growth and Value - $10,000, John Hancock Classic Value Fund - $21,750, John Hancock Core Equity Fund - $20,175, John Hancock Large Cap Select Fund - $22,550 and John Hancock U.S. Global Leaders Growth Fund - $22,355) and $131,700 for the fiscal year ended December 31, 2006 (broken out as follows: John Hancock Allocation Core Portfolio - $10,000, John Hancock Allocation Growth and Value Portfolio - $10,000, John Hancock Classic Value Fund - $18,700, John Hancock Classic Value Fund II - $18,800, John Hancock Core Equity Fund - $17,050, John Hancock International Classic Value Fund - $18,800, John Hancock Large Cap Select Fund - $19,050 and John Hancock U.S. Global Leaders Growth Fund - $19,300). John Hancock Classic Value Fund II and John Hancock International Classic Value Fund are in their first year of operations, becoming effective July 7, 2006 and February 28, 2006, respectively. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $14,200 for the fiscal year ended December 31, 2005 (broken out as follows: John Hancock Allocation Core Portfolio - $1,050, John Hancock Allocation Growth and Value - $1,050, John Hancock Classic Value Fund -$3,300, John Hancock Core Equity Fund - $2,400, John Hancock Large Cap Select Fund - $2,500 and John Hancock U.S. Global Leaders Growth Fund - $3,900) and $17,100 for the fiscal year ended December 31, 2006 (broken out as follows: John Hancock Allocation Core Portfolio - $1,050, John Hancock Allocation Growth and Value Portfolio - $1,050, John Hancock Classic Value Fund - $2,600, John Hancock Classic Value Fund II - $2,500, John Hancock Core Equity Fund - $2,150, John Hancock International Classic Value Fund - $ 2,500, John Hancock Large Cap Select Fund - $2,250 and John Hancock U.S. Global Leaders Growth Fund - $3,000). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $36,200 for the fiscal year ended December 31, 2005, and $872,192 for the fiscal year ended December 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds - Administration Committee Charter and John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Proxy Voting Policies and Procedures are attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: February 27, 2007